EXHIBIT 10



                                     ISDA[R]

             International Swaps and Derivatives Association, Inc.

                              NOVATION AGREEMENT


                        dated as of 26 July 2007 among:

              Permanent Master Issuer PLC (the "REMAINING PARTY"),

                The Bank of New York (the "SECURITY TRUSTEE"),

                 Credit Suisse (USA), Inc. (the "TRANSFEROR"),

                                      and

               Credit Suisse, London Branch (the "Transferee").

The Transferor and the Remaining Party have entered into five currency swap transactions (each, an "OLD TRANSACTION"), each evidenced by a confirmation dated March 1, 2007 between the Transferor, the remaining Party and the Security Trustee (each, an "OLD CONFIRMATION") and subject to an ISDA Master Agreement dated 21 February 2007 between the Transferor, the remaining Party and the Security Trustee (each, an "OLD AGREEMENT").

With effect from and including 26 July 2007 (the "NOVATION DATE") the Transferor wishes to transfer by novation to the Transferee, and the Transferee wishes to accept the transfer by novation of, all the rights, liabilities, duties and obligations of the Transferor under and in respect of each Old Transaction, with the effect that the Remaining Party and the Transferee enter into a new transaction for each Old Transaction (each, a "NEW TRANSACTION") and a new ISDA Master Agreement (including a related ISDA Credit Support Annex) in respect of each such New Transaction (each, a "NEW AGREEMENT"). The terms of each New Transaction will be identical to those set out in the five Confirmations attached in Annex I (each, a "NEW CONFIRMATION"), and the terms of each New Agreement will be in the form of the printed form of the 1992 ISDA Master Agreement (Multicurrency -- Cross Border), as supplemented by a schedule in the form attached in Annex II (a), (b), (c), (d) or (e), as applicable, and the printed form of the 1995 ISDA Credit Support Annex (English Law), as supplemented by a Paragraph 11 in the form attached in Annex II (f), (g), (h),
(i) or (j), as applicable. Each New Confirmation and each New Agreement shall be deemed to have been entered into between the Remaining Party, the Security Trustee and the Transferee, and each New Confirmation shall be deemed to be subject to the New Agreement identified as relating to the corresponding Relevant Notes.

Accordingly, the parties agree as follows:


1.   DEFINITIONS.

     Terms defined in the ISDA Master Agreement (Multicurrency -- Cross Border) as published in 1992 by the International Swaps and Derivatives Association, Inc., (the "1992 ISDA MASTER AGREEMENT") are used herein as so defined, unless otherwise provided herein.

2.   TRANSFER, RELEASE, DISCHARGE AND UNDERTAKINGS.

     With effect from and including the Novation Date and in consideration of the mutual representations, warranties and covenants contained in this Novation Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties):

     (a) the Remaining Party, the Security Trustee and the Transferor are each released and discharged from further obligations to each other with respect to each Old Transaction and each Old Agreement and their respective rights against each other thereunder are cancelled, provided that such release and discharge shall not affect any rights, liabilities or obligations of the Remaining Party, the Security Trustee or the Transferor with respect to payments or other obligations due and payable or due to be performed on or prior to the Novation Date, and all such payments and obligations shall be paid or performed by the Remaining Party, the Security Trustee or the Transferor in accordance with the terms of each Old Transaction and each Old Agreement; and

     (b) in respect of each New Transaction and each New Agreement, the Remaining Party, the Security Trustee and the Transferee each undertakes liabilities and obligations towards the other and acquires rights against each other identical in their terms to each Old Transaction and each Old Agreement (and, for the avoidance of doubt, as if the Transferee were the Transferor and with the Remaining Party remaining the Remaining Party and the Security Trustee remaining the Security Trustee, save for any rights, liabilities or obligations of the Remaining Party, the Security Trustee, or the Transferor with respect to payments or other obligations due and payable or due to be performed on or prior to the Novation Date.)


3.   REPRESENTATIONS AND WARRANTIES.

     (a)   On the date of this Novation Agreement and on the Novation Date:

           (i) Each of the parties (other than the Security Trustee) makes to each of the other parties those representations and warranties set forth in Section 3(a) of the 1992 ISDA Master Agreement with references in such Section to "this Agreement" or "any Credit Support Document" being deemed references to this Novation Agreement alone.

           (ii) The Remaining Party and the Transferor each makes to the other, and the Remaining Party and the Transferee each makes to the other, the representation set forth in Section 3(b) of the 1992 ISDA Master Agreement, in each case with respect to each Old Agreement or each New Agreement, as the case may be, and taking into account the parties entering into and performing their obligations under this Novation Agreement.

           (iii)The Transferor and the Remaining Party each represents and warrants to each other and to the Transferee that, as of the Novation Date, all obligations of the Transferor and the Remaining Party under or in respect of each Old Transaction that are required to be performed on or before the Novation Date have been fulfilled.

       (b) The Transferor makes no representation or warranty and does not assume any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of any New Transaction or any New Agreement or any documents relating thereto and assumes no responsibility for the condition, financial or otherwise, of the Remaining Party, the Security Trustee, the Transferee or any other person or for the performance and observance by the Remaining Party, the Security Trustee, the Transferee or any other person of any obligation under any New Transaction or any New Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded

4.   COUNTERPARTS.

     This Novation Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.


5.   COSTS AND EXPENSES.

     The Transferor will pay all the costs and expenses (including reasonable legal fees) incurred by each of the Remaining Party, the Security Trustee, the Transferor and the Transferee in connection with this Novation Agreement and as a result of the negotiation, preparation and execution of this Novation Agreement.


6.   AMENDMENTS.

     No amendment, modification or waiver in respect of this Novation Agreement will be effective unless in writing (including writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

7.  (a) GOVERNING LAW.

        This Novation Agreement will be governed by and construed in accordance with the laws of England.


    (b) JURISDICTION.

        The terms of Section 13(b) of the 1992 ISDA Master Agreement shall apply to this Novation Agreement with references in such Section to "this Agreement" being deemed references to this Novation Agreement alone.

IN WITNESS WHEREOF the parties have executed this Novation Agreement on the respective dates specified below with effect from and including the date specified on the first page of this document.




............................       .........................
PERMANENT MASTER ISSUER PLC       CREDIT SUISSE (USA), INC.


By:........................       By:......................

Name:                             Name:
Title:                            Title:
Date:                             Date:






............................       ............................
THE BANK OF NEW YORK              CREDIT SUISSE, LONDON BRANCH
as Security Trustee


By:........................       By:.........................

Name:                             Name:
Title:                            Title:
Date:                             Date:



                                     ANNEX I
                           (Forms of 5 Confirmations)

                                                                SERIES 1 CLASS A
From:  Credit Suisse, London Branch

To:          Permanent Master Issuer PLC
             35 Great St. Helen's
             London
             EC3A 6AP

Attention:   The Secretary

To:          The Bank of New York
             One Canada Square
             London
             E14 5AL



Attention:   Global Structured Finance - Corporate Trust

                                                                    26 July 2007

Dear Sirs,


CONFIRMATION - SERIES 1 CLASS A DOLLAR TO STERLING CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below. This letter constitutes a "CONFIRMATION" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (Series 1 Class A) entered into between us, you and The Bank of New York (the "SECURITY TRUSTEE") dated as of 26 July 2007, as amended and supplemented from time to time (the "AGREEMENT").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. Words and expressions defined in the Amended and Restated Master Definitions and Construction Schedule (the "MASTER SCHEDULE") and the Master Issuer Master Definitions and Construction Schedule (the "MASTER ISSUER SCHEDULE") (together the "MASTER DEFINITIONS SCHEDULE") signed on or about the date of this Confirmation will, except so far as the context otherwise requires, have the same meaning in this Confirmation. In the event of any inconsistency between any of the following, the first listed will govern (i) this Confirmation; (ii) the Master Definitions Schedule; and (iii) the Definitions.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

       Party A:                       Credit Suisse, London Branch

       Party B:                       Permanent Master Issuer PLC

       Relevant Notes:
                                      Series 1 Class A Notes

       Trade Date:                    26 July 2007

       Effective Date:                1 March 2007

       Termination Date:              The earlier of (i) the Quarterly Interest
                                      Payment Date falling in January 2008 and
                                      (ii) the date on which all of the Relevant
                                      Notes are redeemed in full except
                                      following delivery of a Note Acceleration
                                      Notice on Party B in relation to the
                                      Relevant Notes.

       Currency Exchange Rate:        1.95248 USD per GBP

       Business Days:                 London Business Day, New York Business Day
                                      and TARGET Business Day.

       Calculation Period:            Has the meaning given to such term in the
                                      Definitions.

       Calculation Agent:             Party A

Party A Floating Amounts:

       Party A Currency Amount:       In respect of each Party A Calculation
                                      Period, an amount in Dollars equal to the principal amount outstanding of the
                                      Relevant Notes on the first day of such
                                      Calculation Period (after taking into
                                      account any redemption on such day).

       Party A Payment Dates:         The 15th day of each month from and
                                      including 15 April 2007 up to and
                                      including the Termination Date, provided that upon the occurrence of a Pass-Through
                                      Trigger Event, the Party A Payment Date
                                      shall occur on each Quarterly Interest
                                      Payment Date from and including the first
                                      Quarterly Interest Payment following the occurrence of such Pass-Through Trigger
                                      Event up to and including the Termination
                                      Date.

       Party A Floating Rate:         In respect of each Party A Calculation
                                      Period, One-Month USD-LIBOR determined in respect of the first day of such Party A
                                      Calculation Period.

       Spread:                        -0.02 per cent.

       Party A Floating Rate Day
       Count Fraction:                Actual/360

Party B Floating Amounts:

       Party B Currency Amount:       In respect of each Party B Calculation
                                      Period, an amount in Sterling equivalent to the Party A Currency Amount for the Party A Calculation Period commencing on the first day of such Party B Calculation
                                      Period converted by reference to the
                                      Currency Exchange Rate.

       Party B Payment Dates:         Each Quarterly Interest Payment Date from
                                      and including the Quarterly Interest
                                      Payment Date falling in April 2007 up to the Termination Date and the Termination
                                      Date.

       Party B Floating Rate:         In respect of each Party B Calculation
                                      Period, Sterling-LIBOR determined in
                                      respect of the first day of such Party B
                                      Calculation Period.

       Spread:                        -0.025per cent.

       Party B Floating Rate Day
       Count Fraction:                Actual/365 (Fixed)

Initial Exchange:

       Initial Exchange Date:         Effective Date

       Party A Initial
       Exchange Amount:               GBP 512,170,000

       Party B Initial
       Exchange Amount:               USD 1,000,000,000

Interim Exchange:

       Interim Exchange Dates:        Each Quarterly Interest Payment Date
                                      (other than the Termination Date) on which any of the Relevant Notes are redeemed in whole or in part.

       Party A Interim
       Exchange Amount:               In respect of each Interim Exchange Date,
                                      an amount in Dollars equal to the
                                      principal amount of the Relevant Notes
                                      redeemed on such Interim Exchange Date.

       Party B Interim
       Exchange Amount:               In respect of each Interim Exchange Date,
                                      the Sterling equivalent of the Party A
                                      Interim Exchange Amount for such Interim
                                      Exchange Date converted by reference to
                                      the Currency Exchange Rate.


Final Exchange:

       Final Exchange Date:           Termination Date

       Party A Final Exchange Amount: An amount in Dollars equal to the principal amount outstanding of the
                                      Relevant Notes on the Final Exchange Date
                                      (before taking into account any redemption on such day).

       Party B Final Exchange Amount: An amount in Sterling equal to the principal amount outstanding of the
                                      Relevant Notes on the Final Exchange Date
                                      (before taking into account any redemption on such day), converted by reference to the Currency Exchange Rate.

                                      If Party B does not have sufficient
                                      principal available pursuant to the Master
                                      Issuer Cash Management Agreement to pay
                                      the Party B Final Exchange Amount in full on the Final Exchange Date and accordingly pays only a part of the Party B Final Exchange Amount to Party A on such date, Party A will be obliged on such date to deliver only the Dollar equivalent of such part of the Party B Final Exchange Amount, converted by reference to the Currency Exchange Rate.

2.     Account Details:



       Payments to Party A  Bank:            The Bank of New York, New York
       in Dollars:
                            Account Number:  890-0361-034

                            SWIFT:           IRVTUS3N ABA: 021000018
                            Favour:          Credit Suisse, London Branch

       Payments to Party A  Bank:            HSBC Bank Plc, London
       in Sterling:
                            SWIFT:           MIDLGB22 CHAPS: 400515

                            Account Number:  39266769
                            Favour:          Credit Suisse, London Branch

       Payments to Party B  Bank:            Citibank, N.A., New York
       in Dollars:
                            Credit Account:  10990765

                            New York Swift:  CITIUS33
                            Favour:          Citibank, N.A., London

                            London Swift:    CITIGB2L
                            Reference:       CATS US71419GAH39

       Payments to Party B  Bank:            The Governor and Company of the
       in Sterling:                          Bank of Scotland

                            Account Number:  06052794
                            Sort Code:       12-08-83

                            Account Name:    Permanent Master Issuer PLC
                                             Transaction Account

                            Reference:       CATS US71419GAH39




       It is agreed by the parties that payments made by Party A to the Principal Paying Agent in accordance with the settlement instructions, as detailed above, will be considered an absolute and conclusive discharge of Party A's obligations to Party B in respect of such payment, regardless of whether the Principal Paying Agent makes a payment in turn to Party B. This will continue to be the case until Party B changes its account in accordance with Section 2(b) of the Agreement.

3.     Notification to Party A

       For the purpose of making any determination or calculation hereunder, the Calculation Agent may rely on any information, report, notice or certificate delivered to it by the Master Issuer Cash Manager or Party B and the Calculation Agent will not be liable for any error, incompleteness or omission regarding such information.

       No later than one (1) Business Day prior to a Quarterly Interest Payment Date, Party B, or the Master Issuer Cash Manager acting on its behalf, will notify Party A of the amount of (a) any principal payments to be made on the Relevant Notes on such Quarterly Interest Payment Date and
       (b) any interest payments otherwise due to be made on such Quarterly Interest Payment Date that will be deferred in accordance with the terms and conditions of the Relevant Notes.

4.     Notice Details:

       Party A:                       Credit Suisse, London Branch

       Address:                       One Cabot Square
                                      London E14 4QJ
                                      England

       Attention:                     Head of OTC Operations - Operations
                                      Department
       Facsimile:                     +44 (20) 7888 9503

       Party B:                       Permanent Master Issuer PLC

       Address:                       35 Great St. Helen's
                                      London
                                      EC3A 6AP

       Facsimile Number:              020 7398 6325

       Attention:                     The Secretary

       With a copy to:

(i)    the Security Trustee:

       Name:                          The Bank of New York

       Address:                       One Canada Square
                                      London
                                      E14 5AL

       Facsimile Number:              020 7964 6061/6339

       Attention:                     Global Structured Finance

(ii)   Halifax plc

       Address:                       LP/3/3/SEC
                                      Trinity Road
                                      Halifax
                                      West Yorkshire
                                      HX1 2RG

       Facsimile Number:              0113 235 7511

       Attention:                     Head of Mortgage Securitisation

(iii)  Credit Suisse, London Branch c/o

       Address:                       Credit Suisse International
                                      One Cabot Square
                                      London E14 4QJ
                                      England

       Attention:                     General Counsel Europe - Legal and
                                      Compliance Department
       Facsimile:                     +44 (20) 7888 2686

       Attention:                     Head of Credit Risk Management
       Facsimile:                     +44 (20) 7888 3715

       Attention:                     Global Head of OTC Operations - Operations
                                      Department.
       Facsimile:                     +44 (20) 7888 9503

Yours faithfully,




CREDIT SUISSE, LONDON BRANCH


By:
Name:
Title:




Confirmed as of the date first written:

PERMANENT MASTER ISSUER PLC



By:
Name:
Title:



THE BANK OF NEW YORK


By:
Name:
Title:

                                                                SERIES 1 CLASS B

From:            Credit Suisse, London Branch

To:              Permanent Master Issuer PLC
                 35 Great St. Helen's
                 London
                 EC3A 6AP

Attention:       The Secretary

To:              The Bank of New York
                 One Canada Square
                 London
                 E14 5AL

Attention:       Global Structured Finance - Corporate Trust

                                                                    26 July 2007

Dear Sirs,


CONFIRMATION - SERIES 1 CLASS B DOLLAR TO STERLING CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below. This letter constitutes a "CONFIRMATION" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (Series 1 Class B) entered into between us, you and The Bank of New York (the "SECURITY TRUSTEE") dated as of 26 July 2007, as amended and supplemented from time to time (the "AGREEMENT").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. Words and expressions defined in the Amended and Restated Master Definitions and Construction Schedule (the "MASTER SCHEDULE") and the Master Issuer Master Definitions and Construction Schedule (the "MASTER ISSUER SCHEDULE") (together the "MASTER DEFINITIONS SCHEDULE") signed on or about the date of this Confirmation will, except so far as the context otherwise requires, have the same meaning in this Confirmation. In the event of any inconsistency between any of the following, the first listed will govern (i) this Confirmation; (ii) the Master Definitions Schedule; and (iii) the Definitions.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

       Party A:                       Credit Suisse, London Branch

       Party B:                       Permanent Master Issuer PLC

       Relevant Notes:                Series 1 Class B Notes

       Trade Date:                    26 July 2007

       Effective Date:                1 March 2007

       Termination Date:              The earlier of (i) the Quarterly Interest
                                      Payment Date falling in July 2042 and (ii) the date on which all of the Relevant
                                      Notes are redeemed in full except (A)
                                      pursuant to Condition 5(F) (Redemption or Purchase for Implementation of EU Capital
                                      Requirements Directive) of the terms and conditions of the Relevant Notes and (B) following delivery of a Note Acceleration
                                      Notice on Party B in relation to the
                                      Relevant Notes.

       Currency Exchange Rate:        1.95188 USD per GBP

       Business Days:                 London Business Day, New York Business Day
                                      and TARGET Business Day.

       Calculation Period:            Has the meaning given to such term in the
                                      Definitions.

       Calculation Agent:             Party A

Party A Floating Amounts:

       Party A Currency Amount:       In respect of each Party A Calculation
                                      Period, an amount in Dollars equal to the principal amount outstanding of the
                                      Relevant Notes on the first day of such
                                      Calculation Period (after taking into
                                      account any redemption on such day).

       Party A Payment Dates:         Each Quarterly Interest Payment Date from
                                      and including the Quarterly Interest
                                      Payment Date falling in April 2007 up to the Termination Date and the Termination
                                      Date.

       Party A Floating Rate:         In respect of each Party A Calculation
                                      Period, Three-Month USD-LIBOR determined in respect of the first day of such Party
                                      A Calculation Period.

       Spread: 0.05 per cent. for Party A Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in January 2013 and 0.10 per cent. thereafter.

       Party A Floating Rate Day
       Count Fraction:                Actual/360

Party B Floating Amounts:

       Party B Currency Amount:       In respect of each Party B Calculation
                                      Period, an amount in Sterling equivalent to the Party A Currency Amount for the Party A Calculation Period commencing on the first day of such Party B Calculation
                                      Period converted by reference to the
                                      Currency Exchange Rate.

       Party B Payment Dates:         Each Quarterly Interest Payment Date from
                                      and including the Quarterly Interest
                                      Payment Date falling in April 2007 up to the Termination Date and the Termination
                                      Date.

       Party B Floating Rate:         In respect of each Party B Calculation
                                      Period, Sterling-LIBOR determined in
                                      respect of the first day of such Party B
                                      Calculation Period.

       Spread: 0.0583 per cent. for Party B Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in January 2013 and 0.3666 per cent. thereafter.

       Party B Floating Rate Day
       Count Fraction:                Actual/365 (Fixed)

Initial Exchange:

       Initial Exchange Date:         Effective Date

       Party A Initial
       Exchange Amount:               GBP 22,030,000

       Party B Initial
       Exchange Amount:               USD 43,000,000

Interim Exchange:

       Interim Exchange Dates:        Each Quarterly Interest Payment Date
                                      (other than the Termination Date) on which any of the Relevant Notes are redeemed in whole or in part.

       Party A Interim
       Exchange Amount:               In respect of each Interim Exchange Date,
                                      an amount in Dollars equal to the
                                      principal amount of the Relevant Notes
                                      redeemed on such Interim Exchange Date.

       Party B Interim
       Exchange Amount:               In respect of each Interim Exchange Date,
                                      the Sterling equivalent of the Party A
                                      Interim Exchange Amount for such Interim
                                      Exchange Date converted by reference to
                                      the Currency Exchange Rate.

Final Exchange:

       Final Exchange Date:           Termination Date

       Party A Final Exchange Amount: An amount in Dollars equal to the principal amount outstanding of the
                                      Relevant Notes on the Final Exchange Date
                                      (before taking into account any redemption on such day).

       Party B Final Exchange Amount: An amount in Sterling equal to the principal amount outstanding of the
                                      Relevant Notes on the Final Exchange Date
                                      (before taking into account any redemption on such day), converted by reference to the Currency Exchange Rate.

                                      If Party B does not have sufficient
                                      principal available pursuant to the Master
                                      Issuer Cash Management

                                      Agreement to pay the Party B Final
                                      Exchange Amount in full on the Final
                                      Exchange Date and accordingly pays only a part of the Party B Final Exchange Amount to Party A on such date, Party A will be obliged on such date to deliver only the Dollar equivalent of such part of the Party B Final Exchange Amount, converted by reference to the Currency Exchange Rate.

2.     Deferral of Floating Amounts:

       If any payment of interest under the Relevant Notes is deferred in accordance with the terms and conditions of the Relevant Notes, a corresponding part as determined by the Calculation Agent of the Party A Floating Amount and a pro rata part as determined by the Calculation Agent of the Party B Floating Amount which, in each case, would otherwise be due in respect of the relevant Quarterly Interest Payment Date will be deferred.

       The amount deferred of the Party A Floating Amount will be payable on the next Party A Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party A Floating Rate (excluding the Spread)) and the Party A Floating Amount due on such date will be deemed to include such amounts.

       The amount so deferred on the Party B Floating Amount will be payable on the next Party B Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party B Floating Rate (excluding the Spread)) and the Party B Floating Amount due on such will be deemed to include such amounts.

       On any subsequent occasion if any payment of interest under the Relevant Notes is deferred (including any payment of a previous shortfall of interest or any payment of interest on such shortfall) in accordance with the terms and conditions of the Relevant Notes, all or a corresponding part as determined by the Calculation Agent of the Party A Floating Amount and a pro rata part as determined by the Calculation Agent of the Party B Floating Amount will be deferred.

       The amount so deferred on the Party A Floating Amount will be payable on the next Party A Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party A Floating Rate (excluding the Spread)) and the Party A Floating Amount due on such date will be deemed to include such amounts.

       The amount so deferred on the Party B Floating Amount will be payable on the next Party B Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party B Floating Rate (excluding the Spread)) and the Party B Floating Amount due on such date will be deemed to include such amounts.

3.     Account Details:



       Payments to Party A  Bank:            The Bank of New York, New York
       in Dollars:
                            Account Number:  890-0361-034

                            SWIFT:           IRVTUS3N ABA:021000018
                            Favour:          Credit Suisse, London Branch


                                       15



       Payments to Party A  Bank:            HSBC Bank Plc, London
       in Sterling:

                            SWIFT:           MIDLGB22 CHAPS: 400515
                            Account Number:  39266769

                            Favour:          Credit Suisse, London Branch
       Payments to Party B  Bank:            Citibank, N.A., New York
       in Dollars:

                            Credit Account:  10990765
                            New York Swift:  CITIUS33

                            Favour:          Citibank, N.A., London

                            London Swift:    CITIGB2L
                            Reference:       CATS US71419GAM24

       Payments to Party B  Bank:            The Governor and Company of the
       in Sterling:                          Bank of Scotland

                            Account Number:  06052794

                            Sort Code:       12-08-83
                            Account Name:    Permanent Master Issuer PLC
                                             Transaction Account

                            Reference:       CATS US71419GAM24



       It is agreed by the parties that payments made by Party A to the Principal Paying Agent in accordance with the settlement instructions, as detailed above, will be considered an absolute and conclusive discharge of Party A's obligations to Party B in respect of such payment, regardless of whether the Principal Paying Agent makes a payment in turn to Party B. This will continue to be the case until Party B changes its account in accordance with Section 2(b) of the Agreement.

4.     Notification to Party A

       For the purpose of making any determination or calculation hereunder, the Calculation Agent may rely on any information, report, notice or certificate delivered to it by the Master Issuer Cash Manager or Party B and the Calculation Agent will not be liable for any error, incompleteness or omission regarding such information.

       No later than one (1) Business Day prior to a Quarterly Interest Payment Date, Party B, or the Master Issuer Cash Manager acting on its behalf, will notify Party A of the amount of (a) any principal payments to be made on the Relevant Notes on such Quarterly Interest Payment Date and
       (b) any interest payments otherwise due to be made on such Quarterly Interest Payment Date that will be deferred in accordance with the terms and conditions of the Relevant Notes.

5.     Notice Details:

       Party A:                       Credit Suisse, London Branch

       Address:                       One Cabot Square
                                      London E14 4QJ
                                      England

       Attention:                     Head of OTC Operations - Operations
                                      Department

       Facsimile:                     +44 (20) 7888 9503

       Party B:                       Permanent Master Issuer PLC

       Address:                       35 Great St. Helen's
                                      London
                                      EC3A 6AP

       Facsimile Number:              020 7398 6325

       Attention:
                                      The Secretary

       With a copy to:

(i)    the Security Trustee:

       Name:                          The Bank of New York

       Address:                       One Canada Square
                                      London
                                      E14 5AL

       Facsimile Number:              020 7964 6061/6339

       Attention:                     Global Structured Finance

(ii)   Halifax plc

       Address:                       LP/3/3/SEC
                                      Trinity Road
                                      Halifax
                                      West Yorkshire
                                      HX1 2RG

       Facsimile Number:              0113 235 7511

       Attention:                     Head of Mortgage Securitisation

(iii)  Credit Suisse, London Branch c/o

       Address:                       Credit Suisse International
                                      One Cabot Square
                                      London E14 4QJ
                                      England

       Attention:                     General Counsel Europe - Legal and
                                      Compliance Department

       Facsimile:                     +44 (20) 7888 2686

       Attention:                     Head of Credit Risk Management

       Facsimile:                     +44 (20) 7888 3715

       Attention:                     Global Head of OTC Operations - Operations
                                      Department.

       Facsimile:                     +44 (20) 7888 9503

Yours faithfully,



CREDIT SUISSE, LONDON BRANCH



By:
Name:
Title:


Confirmed as of the date first written:



PERMANENT MASTER ISSUER PLC


By:
Name:
Title:



THE BANK OF NEW YORK


By:
Name:
Title:

                                                                SERIES 1 CLASS C

From:            Credit Suisse, London Branch

To:              Permanent Master Issuer PLC
                 35 Great St. Helen's
                 London
                 EC3A 6AP

Attention:       The Secretary

To:              The Bank of New York
                 One Canada Square
                 London
                 E14 5AL

Attention:       Global Structured Finance - Corporate Trust

                                                                    26 July 2007

Dear Sirs,


CONFIRMATION - SERIES 1 CLASS C DOLLAR TO STERLING CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below. This letter constitutes a "CONFIRMATION" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (Series 1 Class C) entered into between us, you and The Bank of New York (the "SECURITY TRUSTEE") dated as of 26 July 2007, as amended and supplemented from time to time (the "AGREEMENT").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. Words and expressions defined in the Amended and Restated Master Definitions and Construction Schedule (the "MASTER SCHEDULE") and the Master Issuer Master Definitions and Construction Schedule (the "MASTER ISSUER SCHEDULE") (together the "MASTER DEFINITIONS SCHEDULE") signed on or about the date of this Confirmation will, except so far as the context otherwise requires, have the same meaning in this Confirmation. In the event of any inconsistency between any of the following, the first listed will govern (i) this Confirmation; (ii) the Master Definitions Schedule; and (iii) the Definitions.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

       Party A:                       Credit Suisse, London Branch

       Party B:                       Permanent Master Issuer PLC

       Relevant Notes:                Series 1 Class C Notes

       Trade Date:                    26 July 2007

       Effective Date:                1 March 2007

       Termination Date:              The earlier of (i) the Quarterly Interest
                                      Payment Date falling in July 2042 and (ii) the date on which all of the Relevant
                                      Notes are redeemed in full except (A)
                                      pursuant to Condition 5(F) (Redemption or Purchase for Implementation of EU Capital
                                      Requirements Directive) of the terms and conditions of the Relevant Notes and (B) following delivery of a Note Acceleration
                                      Notice on Party B in relation to the
                                      Relevant Notes.

       Currency Exchange Rate:        1.95188 USD per GBP

       Business Days:                 London Business Day, New York Business Day
                                      and TARGET Business Day.

       Calculation Period:            Has the meaning given to such term in the
                                      Definitions.

       Calculation Agent:             Party A

Party A Floating Amounts:

       Party A Currency Amount:       In respect of each Party A Calculation
                                      Period, an amount in Dollars equal to the principal amount outstanding of the
                                      Relevant Notes on the first day of such
                                      Calculation Period (after taking into
                                      account any redemption on such day).

       Party A Payment Dates:         Each Quarterly Interest Payment Date from
                                      and including the Quarterly Interest
                                      Payment Date falling in April 2007 up to the Termination Date and the Termination
                                      Date.

       Party A Floating Rate:         In respect of each Party A Calculation
                                      Period, Three-Month USD-LIBOR determined in respect of the first day of such Party
                                      A Calculation Period.

       Spread: 0.17 per cent. for Party A Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in Januart 2013 and 0.34 per cent. thereafter.

       Party A Floating Rate Day
       Count Fraction:                Actual/360

Party B Floating Amounts:

       Party B Currency Amount:       In respect of each Party B Calculation
                                      Period, an amount in Sterling equivalent to the Party A Currency Amount for the Party A Calculation Period commencing on the first day of such Party B Calculation
                                      Period converted by reference to the
                                      Currency Exchange Rate.

       Party B Payment Dates:         Each Quarterly Interest Payment Date from
                                      and including the Quarterly Interest
                                      Payment Date falling in April 2007 up to the Termination Date and the Termination
                                      Date.

       Party B Floating Rate:         In respect of each Party B Calculation
                                      Period, Sterling-LIBOR determined in
                                      respect of the first day of such Party B
                                      Calculation Period.

       Spread: 0.2001 per cent. for Party B Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in January 2013 and 0.6502 per cent. thereafter.

       Party B Floating Rate Day
       Count Fraction:                Actual/365 (Fixed)

Initial Exchange:

       Initial Exchange Date:         Effective Date

       Party A Initial
       Exchange Amount:               GBP 22,030,000

       Party B Initial
       Exchange Amount:               USD 43,000,000

Interim Exchange:

       Interim Exchange Dates:        Each Quarterly Interest Payment Date
                                      (other than the Termination Date) on which any of the Relevant Notes are redeemed in whole or in part.

       Party A Interim
       Exchange Amount:               In respect of each Interim Exchange Date,
                                      an amount in Dollars equal to the
                                      principal amount of the Relevant Notes
                                      redeemed on such Interim Exchange Date.

       Party B Interim
       Exchange Amount:               In respect of each Interim Exchange Date,
                                      the Sterling equivalent of the Party A
                                      Interim Exchange Amount for such Interim
                                      Exchange Date converted by reference to
                                      the Currency Exchange Rate.

Final Exchange:

       Final Exchange Date:           Termination Date

       Party A Final Exchange Amount: An amount in Dollars equal to the principal amount outstanding of the
                                      Relevant Notes on the Final Exchange Date
                                      (before taking into account any redemption on such day).

       Party B Final Exchange Amount: An amount in Sterling equal to the principal amount outstanding of the
                                      Relevant Notes on the Final Exchange Date
                                      (before taking into account any redemption on such day), converted by reference to the Currency Exchange Rate.

                                      If Party B does not have sufficient
                                      principal available pursuant to the Master
                                      Issuer Cash Management Agreement to pay
                                      the Party B Final Exchange Amount in full on the Final Exchange Date and accordingly pays only a part of the Party B Final Exchange Amount to

                                      Party A on such date, Party A will be
                                      obliged on such date to deliver only the Dollar equivalent of such part of the Party B Final Exchange Amount, converted by reference to the Currency Exchange Rate.

2.     Deferral of Floating Amounts:

       If any payment of interest under the Relevant Notes is deferred in accordance with the terms and conditions of the Relevant Notes, a corresponding part as determined by the Calculation Agent of the Party A Floating Amount and a pro rata part as determined by the Calculation Agent of the Party B Floating Amount which, in each case, would otherwise be due in respect of the relevant Quarterly Interest Payment Date will be deferred.

       The amount deferred of the Party A Floating Amount will be payable on the next Party A Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party A Floating Rate (excluding the Spread)) and the Party A Floating Amount due on such date will be deemed to include such amounts.

       The amount so deferred on the Party B Floating Amount will be payable on the next Party B Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party B Floating Rate (excluding the Spread)) and the Party B Floating Amount due on such will be deemed to include such amounts.

       On any subsequent occasion if any payment of interest under the Relevant Notes is deferred (including any payment of a previous shortfall of interest or any payment of interest on such shortfall) in accordance with the terms and conditions of the Relevant Notes, all or a corresponding part as determined by the Calculation Agent of the Party A Floating Amount and a pro rata part as determined by the Calculation Agent of the Party B Floating Amount will be deferred.

       The amount so deferred on the Party A Floating Amount will be payable on the next Party A Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party A Floating Rate (excluding the Spread)) and the Party A Floating Amount due on such date will be deemed to include such amounts.

       The amount so deferred on the Party B Floating Amount will be payable on the next Party B Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party B Floating Rate (excluding the Spread)) and the Party B Floating Amount due on such date will be deemed to include such amounts.

3.     Account Details:



       Payments to Party A  Bank:            The Bank of New York, New York
       in Dollars:
                            Account Number:  890-0361-034

                            SWIFT:           IRVTUS3N ABA: 021000018
                            Favour:          Credit Suisse, London Branch


                                       23



       Payments to Party A  Bank:            HSBC Bank Plc, London
       in Sterling:

                            SWIFT:           MIDLGB22 CHAPS: 400515
                            Account Number:  39266769

                            Favour:          Credit Suisse, London Branch
       Payments to Party B  Bank:            Citibank, N.A., New York
       in Dollars:

                            Credit Account:  10990765
                            New York Swift:  CITIUS33

                            Favour:          Citibank, N.A., London

                            London Swift:    CITIGB2L
                            Reference:       CATS US71419GAN07

       Payments to Party B  Bank:            The Governor and Company of the
       in Sterling:                           Bank of Scotland

                            Account Number:  06052794

                            Sort Code:       12-08-83
                            Account Name:    Permanent Master Issuer PLC
                                             Transaction Account

                            Reference:       CATS US71419GAN07



       It is agreed by the parties that payments made by Party A to the Principal Paying Agent in accordance with the settlement instructions, as detailed above, will be considered an absolute and conclusive discharge of Party A's obligations to Party B in respect of such payment, regardless of whether the Principal Paying Agent makes a payment in turn to Party B. This will continue to be the case until Party B changes its account in accordance with Section 2(b) of the Agreement.

4.     Notification to Party A

       For the purpose of making any determination or calculation hereunder, the Calculation Agent may rely on any information, report, notice or certificate delivered to it by the Master Issuer Cash Manager or Party B and the Calculation Agent will not be liable for any error, incompleteness or omission regarding such information.

       No later than one (1) Business Day prior to a Quarterly Interest Payment Date, Party B, or the Master Issuer Cash Manager acting on its behalf, will notify Party A of the amount of (a) any principal payments to be made on the Relevant Notes on such Quarterly Interest Payment Date and
       (b) any interest payments otherwise due to be made on such Quarterly Interest Payment Date that will be deferred in accordance with the terms and conditions of the Relevant Notes.

5.     Notice Details:

       Party A:                       Credit Suisse, London Branch

       Address:                       One Cabot Square
                                      London E14 4QJ
                                      England

       Attention:                     Head of OTC Operations - Operations
                                      Department

       Facsimile:                     +44 (20) 7888 9503

       Party B:                       Permanent Master Issuer PLC

       Address:                       35 Great St. Helen's
                                      London
                                      EC3A 6AP

       Facsimile Number:              020 7398 6325

       Attention:                     The Secretary

       With a copy to:

(i)    the Security Trustee:

       Name:                          The Bank of New York

       Address:                       One Canada Square
                                      London
                                      E14 5AL

       Facsimile Number:              020 7964 6061/6339

       Attention:
                                      Global Structured Finance

(ii)   Halifax plc

       Address:                       LP/3/3/SEC
                                      Trinity Road
                                      Halifax
                                      West Yorkshire
                                      HX1 2RG

       Facsimile Number:              0113 235 7511

       Attention:                     Head of Mortgage Securitisation

(iii)  Credit Suisse, London Branch c/o

       Address:                       Credit Suisse International
                                      One Cabot Square
                                      London E14 4QJ
                                      England

       Attention:                     General Counsel Europe - Legal and
                                      Compliance Department
       Facsimile:                     +44 (20) 7888 2686

       Attention:                     Head of Credit Risk Management
       Facsimile:                     +44 (20) 7888 3715

       Attention:                     Global Head of OTC Operations - Operations
                                      Department.
       Facsimile:                     +44 (20) 7888 9503

Yours faithfully,



CREDIT SUISSE, LONDON BRANCH



By:
Name:
Title:




Confirmed as of the date first written:



PERMANENT MASTER ISSUER PLC



By:
Name:
Title:



THE BANK OF NEW YORK


By:
Name:
Title:

                                                                SERIES 1 CLASS C

From:            Credit Suisse, London Branch

To:              Permanent Master Issuer PLC
                 35 Great St. Helen's
                 London
                 EC3A 6AP

Attention:       The Secretary

To:              The Bank of New York
                 One Canada Square
                 London
                 E14 5AL

Attention:       Global Structured Finance - Corporate Trust

                                                                    26 July 2007

Dear Sirs,


CONFIRMATION - SERIES 1 CLASS C DOLLAR TO STERLING CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below. This letter constitutes a "CONFIRMATION" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (Series 1 Class C) entered into between us, you and The Bank of New York (the "SECURITY TRUSTEE") dated as of 26 July 2007, as amended and supplemented from time to time (the "AGREEMENT").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. Words and expressions defined in the Amended and Restated Master Definitions and Construction Schedule (the "MASTER SCHEDULE") and the Master Issuer Master Definitions and Construction Schedule (the "MASTER ISSUER SCHEDULE") (together the "MASTER DEFINITIONS SCHEDULE") signed on or about the date of this Confirmation will, except so far as the context otherwise requires, have the same meaning in this Confirmation. In the event of any inconsistency between any of the following, the first listed will govern (i) this Confirmation; (ii) the Master Definitions Schedule; and (iii) the Definitions.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

       Party A:                       Credit Suisse, London Branch

       Party B:                       Permanent Master Issuer PLC

       Relevant Notes:                Series 1 Class C Notes

       Trade Date:                    26 July 2007

       Effective Date:                1 March 2007

       Termination Date:              The earlier of (i) the Quarterly Interest
                                      Payment Date falling in July 2042 and (ii) the date on which all of the Relevant
                                      Notes are redeemed in full except (A)
                                      pursuant to Condition 5(F) (Redemption or Purchase for Implementation of EU Capital
                                      Requirements Directive) of the terms and conditions of the Relevant Notes and (B) following delivery of a Note Acceleration
                                      Notice on Party B in relation to the
                                      Relevant Notes.

       Currency Exchange Rate:        1.95188 USD per GBP

       Business Days:                 London Business Day, New York Business Day
                                      and TARGET Business Day.

       Calculation Period:            Has the meaning given to such term in the
                                      Definitions.

       Calculation Agent:             Party A

Party A Floating Amounts:

       Party A Currency Amount:       In respect of each Party A Calculation
                                      Period, an amount in Dollars equal to the principal amount outstanding of the
                                      Relevant Notes on the first day of such
                                      Calculation Period (after taking into
                                      account any redemption on such day).

       Party A Payment Dates:         Each Quarterly Interest Payment Date from
                                      and including the Quarterly Interest
                                      Payment Date falling in April 2007 up to the Termination Date and the Termination
                                      Date.

       Party A Floating Rate:         In respect of each Party A Calculation
                                      Period, Three-Month USD-LIBOR determined in respect of the first day of such Party
                                      A Calculation Period.

       Spread: 0.17 per cent. for Party A Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in Januart 2013 and 0.34 per cent. thereafter.

       Party A Floating Rate Day
       Count Fraction:                Actual/360

Party B Floating Amounts:

       Party B Currency Amount:       In respect of each Party B Calculation
                                      Period, an amount in Sterling equivalent to the Party A Currency Amount for the Party A Calculation Period commencing on the first day of such Party B Calculation
                                      Period converted by reference to the
                                      Currency Exchange Rate.

       Party B Payment Dates:         Each Quarterly Interest Payment Date from
                                      and including the Quarterly Interest
                                      Payment Date falling in April 2007 up to the Termination Date and the Termination
                                      Date.

       Party B Floating Rate:         In respect of each Party B Calculation
                                      Period, Sterling-LIBOR determined in
                                      respect of the first day of such Party B
                                      Calculation Period.

       Spread: 0.2001 per cent. for Party B Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in January 2013 and 0.6502 per cent. thereafter.

       Party B Floating Rate Day
       Count Fraction:                Actual/365 (Fixed)

Initial Exchange:

       Initial Exchange Date:         Effective Date

       Party A Initial
       Exchange Amount:               GBP 22,030,000

       Party B Initial
       Exchange Amount:               USD 43,000,000

Interim Exchange:

       Interim Exchange Dates:        Each Quarterly Interest Payment Date
                                      (other than the Termination Date) on which any of the Relevant Notes are redeemed in whole or in part.

       Party A Interim
       Exchange Amount:               In respect of each Interim Exchange Date,
                                      an amount in Dollars equal to the
                                      principal amount of the Relevant Notes
                                      redeemed on such Interim Exchange Date.

       Party B Interim
       Exchange Amount:               In respect of each Interim Exchange Date,
                                      the Sterling equivalent of the Party A
                                      Interim Exchange Amount for such Interim
                                      Exchange Date converted by reference to
                                      the Currency Exchange Rate.

Final Exchange:

       Final Exchange Date:           Termination Date

       Party A Final Exchange Amount: An amount in Dollars equal to the principal amount outstanding of the
                                      Relevant Notes on the Final Exchange Date
                                      (before taking into account any redemption on such day).

       Party B Final Exchange Amount: An amount in Sterling equal to the principal amount outstanding of the
                                      Relevant Notes on the Final Exchange Date
                                      (before taking into account any redemption on such day), converted by reference to the Currency Exchange Rate.

                                      If Party B does not have sufficient
                                      principal available pursuant to the Master
                                      Issuer Cash Management Agreement to pay
                                      the Party B Final Exchange Amount in full on the Final Exchange Date and accordingly pays only a part of the Party B Final Exchange Amount to

                                      Party A on such date, Party A will be
                                      obliged on such date to deliver only the Dollar equivalent of such part of the Party B Final Exchange Amount, converted by reference to the Currency Exchange Rate.

2.     Deferral of Floating Amounts:

       If any payment of interest under the Relevant Notes is deferred in accordance with the terms and conditions of the Relevant Notes, a corresponding part as determined by the Calculation Agent of the Party A Floating Amount and a pro rata part as determined by the Calculation Agent of the Party B Floating Amount which, in each case, would otherwise be due in respect of the relevant Quarterly Interest Payment Date will be deferred.

       The amount deferred of the Party A Floating Amount will be payable on the next Party A Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party A Floating Rate (excluding the Spread)) and the Party A Floating Amount due on such date will be deemed to include such amounts.

       The amount so deferred on the Party B Floating Amount will be payable on the next Party B Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party B Floating Rate (excluding the Spread)) and the Party B Floating Amount due on such will be deemed to include such amounts.

       On any subsequent occasion if any payment of interest under the Relevant Notes is deferred (including any payment of a previous shortfall of interest or any payment of interest on such shortfall) in accordance with the terms and conditions of the Relevant Notes, all or a corresponding part as determined by the Calculation Agent of the Party A Floating Amount and a pro rata part as determined by the Calculation Agent of the Party B Floating Amount will be deferred.

       The amount so deferred on the Party A Floating Amount will be payable on the next Party A Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party A Floating Rate (excluding the Spread)) and the Party A Floating Amount due on such date will be deemed to include such amounts.

       The amount so deferred on the Party B Floating Amount will be payable on the next Party B Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party B Floating Rate (excluding the Spread)) and the Party B Floating Amount due on such date will be deemed to include such amounts.

3.     Account Details:



       Payments to Party A  Bank:            The Bank of New York, New York
       in Dollars:
                            Account Number:  890-0361-034

                            SWIFT:           IRVTUS3N ABA: 021000018
                            Favour:          Credit Suisse, London Branch


                                       31



       Payments to Party A  Bank:            HSBC Bank Plc, London
       in Sterling:

                            SWIFT:           MIDLGB22 CHAPS: 400515
                            Account Number:  39266769

                            Favour:          Credit Suisse, London Branch

       Payments to Party B  Bank:            Citibank, N.A., New York
       in Dollars:

                            Credit Account:  10990765

                            New York Swift:  CITIUS33

                            Favour:          Citibank, N.A., London

                            London Swift:    CITIGB2L

                            Reference:       CATS US71419GAN07

       Payments to Party B  Bank:            The Governor and Company of the
       in Sterling:                          Bank of Scotland

                            Account Number:  06052794

                            Sort Code:       12-08-83

                            Account Name:    Permanent Master Issuer PLC
                                             Transaction Account

                            Reference:       CATS US71419GAN07



       It is agreed by the parties that payments made by Party A to the Principal Paying Agent in accordance with the settlement instructions, as detailed above, will be considered an absolute and conclusive discharge of Party A's obligations to Party B in respect of such payment, regardless of whether the Principal Paying Agent makes a payment in turn to Party B. This will continue to be the case until Party B changes its account in accordance with Section 2(b) of the Agreement.

4.     Notification to Party A

       For the purpose of making any determination or calculation hereunder, the Calculation Agent may rely on any information, report, notice or certificate delivered to it by the Master Issuer Cash Manager or Party B and the Calculation Agent will not be liable for any error, incompleteness or omission regarding such information.

       No later than one (1) Business Day prior to a Quarterly Interest Payment Date, Party B, or the Master Issuer Cash Manager acting on its behalf, will notify Party A of the amount of (a) any principal payments to be made on the Relevant Notes on such Quarterly Interest Payment Date and
       (b) any interest payments otherwise due to be made on such Quarterly Interest Payment Date that will be deferred in accordance with the terms and conditions of the Relevant Notes.

5.     Notice Details:

       Party A:                       Credit Suisse, London Branch

       Address:                       One Cabot Square
                                      London E14 4QJ
                                      England

       Attention:                     Head of OTC Operations - Operations
                                      Department

       Facsimile:                     +44 (20) 7888 9503

       Party B:                       Permanent Master Issuer PLC

       Address:                       35 Great St. Helen's
                                      London
                                      EC3A 6AP

       Facsimile Number:              020 7398 6325

       Attention:                     The Secretary

       With a copy to:

(i)    the Security Trustee:

       Name:                          The Bank of New York

       Address:                       One Canada Square
                                      London
                                      E14 5AL

       Facsimile Number:              020 7964 6061/6339

       Attention:                     Global Structured Finance

(ii)   Halifax plc

       Address:                       LP/3/3/SEC
                                      Trinity Road
                                      Halifax
                                      West Yorkshire
                                      HX1 2RG

       Facsimile Number:              0113 235 7511

       Attention:                     Head of Mortgage Securitisation

(iii)  Credit Suisse, London Branch c/o

       Address:                       Credit Suisse International
                                      One Cabot Square
                                      London E14 4QJ
                                      England

       Attention:                     General Counsel Europe - Legal and
                                      Compliance Department
       Facsimile:                     +44 (20) 7888 2686

       Attention:                     Head of Credit Risk Management
       Facsimile:                     +44 (20) 7888 3715

       Attention:                     Global Head of OTC Operations - Operations
                                      Department.
       Facsimile:                     +44 (20) 7888 9503

Yours faithfully,




CREDIT SUISSE, LONDON BRANCH


By:
Name:
Title:




Confirmed as of the date first written:



PERMANENT MASTER ISSUER PLC


By:
Name:
Title:



THE BANK OF NEW YORK


By:
Name:
Title:

                                                               SERIES 2 CLASS A1

From:            Credit Suisse, London Branch

To:              Permanent Master Issuer PLC
                 35 Great St. Helen's
                 London
                 EC3A 6AP

Attention:       The Secretary

To:              The Bank of New York
                 One Canada Square
                 London
                 E14 5AL

Attention:       Global Structured Finance - Corporate Trust

                                                                    26 July 2007

Dear Sirs,


CONFIRMATION - SERIES 2 CLASS A1 DOLLAR TO STERLING CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below. This letter constitutes a "CONFIRMATION" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (Series 2 Class A1) entered into between us, you and The Bank of New York (the "SECURITY TRUSTEE") dated as of 26 July 2007, as amended and supplemented from time to time (the "AGREEMENT").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. Words and expressions defined in the Amended and Restated Master Definitions and Construction Schedule (the "MASTER SCHEDULE") and the Master Issuer Master Definitions and Construction Schedule (the "MASTER ISSUER SCHEDULE") (together the "MASTER DEFINITIONS SCHEDULE") signed on or about the date of this Confirmation will, except so far as the context otherwise requires, have the same meaning in this Confirmation. In the event of any inconsistency between any of the following, the first listed will govern (i) this Confirmation; (ii) the Master Definitions Schedule; and (iii) the Definitions.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

       Party A:                       Credit Suisse, London Branch

       Party B:                       Permanent Master Issuer PLC

       Relevant Notes:                Series 2 Class A1 Notes

       Trade Date:                    26 July 2007

       Effective Date:                1 March 2007

       Termination Date:              The earlier of (i) the Quarterly Interest
                                      Payment Date falling in January 2016 and
                                      (ii) the date on which all of the Relevant
                                      Notes are redeemed in full except
                                      following delivery of a Note Acceleration
                                      Notice on Party B in relation to the
                                      Relevant Notes.

       Currency Exchange Rate:        1.95249 USD per GBP

       Business Days:                 London Business Day, New York Business Day
                                      and TARGET Business Day.

       Calculation Period:            Has the meaning given to such term in the
                                      Definitions.

       Calculation Agent:             Party A

Party A Floating Amounts:

       Party A Currency Amount:       In respect of each Party A Calculation
                                      Period, an amount in Dollars equal to the principal amount outstanding of the
                                      Relevant Notes on the first day of such
                                      Calculation Period (after taking into
                                      account any redemption on such day).

       Party A Payment Dates:         Each Quarterly Interest Payment Date from
                                      and including the Quarterly Interest
                                      Payment Date falling in April 2007 up to the Termination Date and the Termination
                                      Date.



       Party A Floating Rate:         In respect of each Party A Calculation
                                      Period, Three-Month USD-LIBOR determined in respect of the first day of such Party
                                      A Calculation Period.

       Spread: 0.05 per cent. for Party A Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in January 2013 and 0.10 per cent. thereafter.

       Party A Floating Rate Day
       Count Fraction:                Actual/360

Party B Floating Amounts:

       Party B Currency Amount:       In respect of each Party B Calculation
                                      Period, an amount in Sterling equivalent to the Party A Currency Amount for the Party A Calculation Period commencing on the first day of such Party B Calculation
                                      Period converted by reference to the
                                      Currency Exchange Rate.

       Party B Payment Dates:         Each Quarterly Interest Payment Date from
                                      and including the Quarterly Interest
                                      Payment Date falling in April 2007 up to the Termination Date and the Termination
                                      Date.

       Party B Floating Rate:         In respect of each Party B Calculation
                                      Period, Sterling-LIBOR determined in
                                      respect of the first day of such Party B
                                      Calculation Period.

       Spread: 0.0708 per cent. for Party B Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in January 2013 and 0.3916 per cent. thereafter.

       Party B Floating Rate Day
       Count Fraction:                Actual/365 (Fixed)

Initial Exchange:

       Initial Exchange Date:         Effective Date

       Party A Initial
       Exchange Amount:               GBP 768,250,000

       Party B Initial
       Exchange Amount:               USD 1,500,000,000

Interim Exchange:

       Interim Exchange Dates:        Each Quarterly Interest Payment Date
                                      (other than the Termination Date) on which any of the Relevant Notes are redeemed in whole or in part.

       Party A Interim
       Exchange Amount:               In respect of each Interim Exchange Date,
                                      an amount in Dollars equal to the
                                      principal amount of the Relevant Notes
                                      redeemed on such Interim Exchange Date.

       Party B Interim
       Exchange Amount:               In respect of each Interim Exchange Date,
                                      the Sterling equivalent of the Party A
                                      Interim Exchange Amount for such Interim
                                      Exchange Date converted by reference to
                                      the Currency Exchange Rate.

Final Exchange:

       Final Exchange Date:
                                      Termination Date

       Party A Final Exchange Amount: An amount in Dollars equal to the principal amount outstanding of the
                                      Relevant Notes on the Final Exchange Date
                                      (before taking into account any redemption on such day).

       Party B Final Exchange Amount: An amount in Sterling equal to the principal amount outstanding of the
                                      Relevant Notes on the Final Exchange Date
                                      (before taking into account any redemption on such day), converted by reference to the Currency Exchange Rate.

                                      If Party B does not have sufficient
                                      principal available pursuant to the Master
                                      Issuer Cash Management Agreement to pay
                                      the Party B Final Exchange Amount in full on the Final Exchange Date and accordingly pays only a part of the Party B Final Exchange Amount to Party A on such date, Party A will be obliged on such date to deliver only the Dollar equivalent of such part of the Party B Final Exchange Amount, converted by reference to the Currency Exchange Rate.

2.     Account Details:



       Payments to Party A  Bank:            The Bank of New York, New York
       in Dollars:
                            Account Number:  890-0361-034

                            SWIFT:           IRVTUS3N ABA: 021000018
                            Favour:          Credit Suisse, London Branch

       Payments to Party A  Bank:            HSBC Bank Plc, London
       in Sterling:
                            SWIFT:           MIDLGB22 CHAPS: 400515

                            Account Number:  39266769
                            Favour:          Credit Suisse, London Branch

       Payments to Party B  Bank:            Citibank, N.A., New York
       in Dollars:
                            Credit Account:  10990765

                            New York Swift:  CITIUS33
                            Favour:          Citibank, N.A., London

                            London Swift:    CITIGB2L
                            Reference:       CATS US71419GAJ94

       Payments to Party B  Bank:            The Governor and Company of the
       in Sterling:                          Bank of Scotland

                            Account Number:  06052794
                            Sort Code:       12-08-83

                            Account Name:    Permanent Master Issuer PLC
                                             Transaction Account

                            Reference:       CATS US71419GAJ94




       It is agreed by the parties that payments made by Party A to the Principal Paying Agent in accordance with the settlement instructions, as detailed above, will be considered an absolute and conclusive discharge of Party A's obligations to Party B in respect of such payment, regardless of whether the Principal Paying Agent makes a payment in turn to Party B. This will continue to be the case until Party B changes its account in accordance with Section 2(b) of the Agreement.

3.     Notification to Party A

       For the purpose of making any determination or calculation hereunder, the Calculation Agent may rely on any information, report, notice or certificate delivered to it by the Master Issuer Cash Manager or Party B and the Calculation Agent will not be liable for any error, incompleteness or omission regarding such information.

       No later than one (1) Business Day prior to a Quarterly Interest Payment Date, Party B, or the Master Issuer Cash Manager acting on its behalf, will notify Party A of the amount of (a) any principal payments to be made on the Relevant Notes on such Quarterly Interest Payment Date and
       (b) any interest payments otherwise due to be made on such Quarterly Interest Payment Date that will be deferred in accordance with the terms and conditions of the Relevant Notes.

4.     Notice Details:

       Party A:                       Credit Suisse, London Branch

       Address:                       One Cabot Square
                                      London E14 4QJ
                                      England

       Attention:                     Head of OTC Operations - Operations
                                      Department

       Facsimile:                     +44 (20) 7888 9503

       Party B:                       Permanent Master Issuer PLC

       Address:                       35 Great St. Helen's
                                      London
                                      EC3A 6AP

       Facsimile Number:              020 7398 6325

       Attention:                     The Secretary

       With a copy to:

(i)    the Security Trustee:

       Name:                          The Bank of New York

       Address:                       One Canada Square
                                      London
                                      E14 5AL

       Facsimile Number:              020 7964 6061/6339

       Attention:                     Global Structured Finance

(ii)   Halifax plc

       Address:                       LP/3/3/SEC
                                      Trinity Road
                                      Halifax
                                      West Yorkshire
                                      HX1 2RG

       Facsimile Number:              0113 235 7511

       Attention:                     Head of Mortgage Securitisation

(iii)  Credit Suisse, London Branch c/o

       Address:                       Credit Suisse International
                                      One Cabot Square
                                      London E14 4QJ
                                      England

       Attention:                     General Counsel Europe - Legal and
                                      Compliance Department

       Facsimile:                     +44 (20) 7888 2686

       Attention:                     Head of Credit Risk Management

       Facsimile:                     +44 (20) 7888 3715

       Attention:                     Global Head of OTC Operations - Operations
                                      Department.

       Facsimile:                     +44 (20) 7888 9503

Yours faithfully,



CREDIT SUISSE, LONDON BRANCH


By:
Name:
Title:




Confirmed as of the date first written:



PERMANENT MASTER ISSUER PLC


By:
Name:
Title:





THE BANK OF NEW YORK



By:
Name:
Title:

                                                               SERIES 2 CLASS A2

From:            Credit Suisse, London Branch

To:              Permanent Master Issuer PLC
                 35 Great St. Helen's
                 London
                 EC3A 6AP

Attention:       The Secretary

To:              The Bank of New York
                 One Canada Square
                 London
                 E14 5AL

Attention:       Global Structured Finance - Corporate Trust

                                                                    26 July 2007

Dear Sirs,


CONFIRMATION - SERIES 2 CLASS A2 DOLLAR TO STERLING CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below. This letter constitutes a "CONFIRMATION" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (Series 2 Class A2) entered into between us, you and The Bank of New York (the "SECURITY TRUSTEE") dated as of 26 July 2007, as amended and supplemented from time to time (the "AGREEMENT").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. Words and expressions defined in the Amended and Restated Master Definitions and Construction Schedule (the "MASTER SCHEDULE") and the Master Issuer Master Definitions and Construction Schedule (the "MASTER ISSUER SCHEDULE") (together the "MASTER DEFINITIONS SCHEDULE") signed on or about the date of this Confirmation will, except so far as the context otherwise requires, have the same meaning in this Confirmation. In the event of any inconsistency between any of the following, the first listed will govern (i) this Confirmation; (ii) the Master Definitions Schedule; and (iii) the Definitions.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

       Party A:                       Credit Suisse, London Branch

       Party B:                       Permanent Master Issuer PLC

       Relevant Notes:                Series 2 Class A2 Notes

       Trade Date:                    26 July 2007

       Effective Date:                1 March 2007

       Termination Date:              The earlier of (i) the Quarterly Interest
                                      Payment Date falling in January 2016 and
                                      (ii) the date on which all of the Relevant
                                      Notes are redeemed in full except
                                      following delivery of a Note Acceleration
                                      Notice on Party B in relation to the
                                      Relevant Notes.

       Currency Exchange Rate:        1.95248 USD per GBP

       Business Days:                 London Business Day, New York Business Day
                                      and TARGET Business Day.

       Calculation Period:            Has the meaning given to such term in the
                                      Definitions.

       Calculation Agent:             Party A

Party A Floating Amounts:

       Party A Currency Amount:       In respect of each Party A Calculation
                                      Period, an amount in Dollars equal to the principal amount outstanding of the
                                      Relevant Notes on the first day of such
                                      Calculation Period (after taking into
                                      account any redemption on such day).

       Party A Payment Dates:         Each Quarterly Interest Payment Date from
                                      and including the Quarterly Interest
                                      Payment Date falling in April 2007 up to the Termination Date and the Termination
                                      Date.

       Party A Floating Rate:         In respect of each Party A Calculation
                                      Period, Three-Month USD-LIBOR determined in respect of the first day of such Party
                                      A Calculation Period.

       Spread: 0.05 per cent. for Party A Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in January 2013 and 0.10 per cent. thereafter.

       Party A Floating Rate Day
       Count Fraction:                Actual/360

Party B Floating Amounts:

       Party B Currency Amount:       In respect of each Party B Calculation
                                      Period, an amount in Sterling equivalent to the Party A Currency Amount for the Party A Calculation Period commencing on the first day of such Party B Calculation
                                      Period converted by reference to the
                                      Currency Exchange Rate.

       Party B Payment Dates:         Each Quarterly Interest Payment Date from
                                      and including the Quarterly Interest
                                      Payment Date falling in April 2007 up to the Termination Date and the Termination
                                      Date.

       Party B Floating Rate:         In respect of each Party B Calculation
                                      Period, Sterling-LIBOR determined in
                                      respect of the first day of such Party B
                                      Calculation Period.

       Spread: 0.0708 per cent. for Party B Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in January 2013 and 0.3916 per cent. thereafter.

       Party B Floating Rate Day
       Count Fraction:                Actual/365 (Fixed)

Initial Exchange:

       Initial Exchange Date:         Effective Date

       Party A Initial
       Exchange Amount:               GBP 512,170,000

       Party B Initial
       Exchange Amount:               USD 1,000,000,000

Interim Exchange:

       Interim Exchange Dates:        Each Quarterly Interest Payment Date
                                      (other than the Termination Date) on which any of the Relevant Notes are redeemed in whole or in part.

       Party A Interim
       Exchange Amount:               In respect of each Interim Exchange Date,
                                      an amount in Dollars equal to the
                                      principal amount of the Relevant Notes
                                      redeemed on such Interim Exchange Date.

       Party B Interim
       Exchange Amount:               In respect of each Interim Exchange Date,
                                      the Sterling equivalent of the Party A
                                      Interim Exchange Amount for such Interim
                                      Exchange Date converted by reference to
                                      the Currency Exchange Rate.

Final Exchange:

       Final Exchange Date:           Termination Date

       Party A Final Exchange Amount: An amount in Dollars equal to the principal amount outstanding of the
                                      Relevant Notes on the Final Exchange Date
                                      (before taking into account any redemption on such day).

       Party B Final Exchange Amount: An amount in Sterling equal to the principal amount outstanding of the
                                      Relevant Notes on the Final Exchange Date
                                      (before taking into account any redemption on such day), converted by reference to the Currency Exchange Rate.

                                      If Party B does not have sufficient
                                      principal available pursuant to the Master
                                      Issuer Cash Management Agreement to pay
                                      the Party B Final Exchange Amount in full on the Final Exchange Date and accordingly pays only a part of the Party B Final Exchange Amount to

                                      Party A on such date, Party A will be
                                      obliged on such date to deliver only the Dollar equivalent of such part of the Party B Final Exchange Amount, converted by reference to the Currency Exchange Rate.

2.     Account Details:

       Payments to Party A  Bank:            The Bank of New York, New York
       in Dollars:
                            Account Number:  890-0361-034

                            SWIFT:           IRVTUS3N ABA: 021000018
                            Favour:          Credit Suisse, London Branch

       Payments to Party A  Bank:            HSBC Bank Plc, London
       in Sterling:
                            SWIFT:           MIDLGB22 CHAPS: 400515

                            Account Number:  39266769
                            Favour:          Credit Suisse, London Branch

       Payments to Party B  Bank:            Citibank, N.A., New York
       in Dollars:
                            Credit Account:  10990765

                            New York Swift:  CITIUS33
                            Favour:          Citibank, N.A., London

                            London Swift:    CITIGB2L
                            Reference:       CATS US71419GAK67

       Payments to Party B Bank:             The Governor and Company of the
       in Sterling:                          Bank of Scotland

                            Account Number:  06052794
                            Sort Code:       12-08-83

                            Account Name:    Permanent Master Issuer PLC
                                             Transaction Account

                            Reference:       CATS US71419GAK67




       It is agreed by the parties that payments made by Party A to the Principal Paying Agent in accordance with the settlement instructions, as detailed above, will be considered an absolute and conclusive discharge of Party A's obligations to Party B in respect of such payment, regardless of whether the Principal Paying Agent makes a payment in turn to Party B. This will continue to be the case until Party B changes its account in accordance with Section 2(b) of the Agreement.

3.     Notification to Party A

       For the purpose of making any determination or calculation hereunder, the Calculation Agent may rely on any information, report, notice or certificate delivered to it by the Master Issuer Cash Manager or Party B and the Calculation Agent will not be liable for any error, incompleteness or omission regarding such information.

       No later than one (1) Business Day prior to a Quarterly Interest Payment Date, Party B, or the Master Issuer Cash Manager acting on its behalf, will notify Party A of the amount of (a) any principal payments to be made on the Relevant Notes on such Quarterly Interest Payment Date and
       (b) any interest payments otherwise due to be made on such Quarterly Interest Payment Date that will be deferred in accordance with the terms and conditions of the Relevant Notes.

4.     Notice Details:

       Party A:                       Credit Suisse, London Branch

       Address:                       One Cabot Square
                                      London E14 4QJ
                                      England

       Attention:                     Head of OTC Operations - Operations
                                      Department

       Facsimile:                     +44 (20) 7888 9503

       Party B:                       Permanent Master Issuer PLC

       Address:                       35 Great St. Helen's
                                      London
                                      EC3A 6AP

       Facsimile Number:              020 7398 6325

       Attention:                     The Secretary

       With a copy to:

(i)    the Security Trustee:

       Name:                          The Bank of New York

       Address:                       One Canada Square
                                      London
                                      E14 5AL

       Facsimile Number:              020 7964 6061/6339

       Attention:                     Global Structured Finance

(ii)   Halifax plc

       Address:                       LP/3/3/SEC
                                      Trinity Road
                                      Halifax
                                      West Yorkshire
                                      HX1 2RG

       Facsimile Number:              0113 235 7511

       Attention:                     Head of Mortgage Securitisation

(iii)  Credit Suisse, London Branch c/o

       Address:                       Credit Suisse International
                                      One Cabot Square
                                      London E14 4QJ
                                      England

       Attention:                     General Counsel Europe - Legal and
                                      Compliance Department
       Facsimile:                     +44 (20) 7888 2686

       Attention:                     Head of Credit Risk Management
       Facsimile:                     +44 (20) 7888 3715

       Attention:                     Global Head of OTC Operations - Operations
                                      Department.
       Facsimile:                     +44 (20) 7888 9503

Yours faithfully,



CREDIT SUISSE, LONDON BRANCH


By:
Name:
Title:


Confirmed as of the date first written:



PERMANENT MASTER ISSUER PLC


By:
Name:
Title:



THE BANK OF NEW YORK


By:
Name:
Title:

                                    ANNEX II

 (Forms of 5 Schedules, each deemed to be part of a 1992 ISDA Master Agreement (Multicurrency -- Cross Border) and a 1995 ISDA Credit Support Annex (English
                                     law))


                                      (A)

                                                                SERIES 1 CLASS A



                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT

                           dated as of 26 July 2007

between

(1)    CREDIT SUISSE, LONDON BRANCH ("PARTY A");

(2)    PERMANENT MASTER ISSUER PLC ("PARTY B"); and

(3) THE BANK OF NEW YORK (the "MASTER ISSUER SECURITY TRUSTEE", which expression will include its successors and assigns and which has agreed to become a party to this Agreement solely for the purpose of taking the benefit of Parts 5(b) and 5(l) of this Schedule and assuming the obligations under the final paragraph of Part 5(f) of this Schedule).


Part 1. TERMINATION PROVISIONS


(a)    "SPECIFIED ENTITY" means in relation to Party A for the purpose of:--

       Section 5(a)(v), none

       Section 5(a)(vi), none

       Section 5(a)(vii), none

       Section 5(b)(iv), none

       and in relation to Party B for the purpose of:--

       Section 5(a)(v), none

       Section 5(a)(vi), none

       Section 5(a)(vii), none

       Section 5(b)(iv), none

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)    PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this
       Agreement:

       (i)   Market Quotation will apply.

       (ii)  The Second Method will apply.

(g)    "TERMINATION CURRENCY" means Sterling.

(h) "ADDITIONAL TERMINATION EVENT" will apply. In addition to the Additional Termination Events set forth in Part 5(f)(viii) of this Schedule, the following will each constitute an Additional Termination Event:

       (i) The Additional Tax Representation (as defined in Part 2(b) of this Schedule), proves to have been incorrect or misleading in any material respect with respect to one or more Transactions (each an "AFFECTED TRANSACTION" for the purpose of this Additional Termination Event) when made or repeated or deemed to have been made or repeated. For the purpose of the foregoing Termination Event, the Affected Party will be Party A only.

       (ii) A redemption or purchase of the Relevant Notes occurs pursuant to Condition 5(F) (Optional Redemption or Purchase for Implementation of EU Capital Requirements Directive) of the terms and conditions thereof. For the purpose of the foregoing Termination Event: (A) for the purpose of Section 6(b)(iv), both parties will be Affected Parties; and (B) for the purpose of Section 6(e), the Affected Party will be Party B only. The Additional Termination Event specified in this paragraph will not apply in the ISDA Master Agreements relating to Class A notes.

Part 2. TAX REPRESENTATIONS


(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

       It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the Agreement, Party A makes the following representations (the "Additional Tax Representation"):

Party A either:

       (i)   will be resident for tax purposes in the United Kingdom; or

       (ii) is entering into each Transaction solely for the purposes of a trade (or part of a trade) carried on by it in the United Kingdom through a permanent establishment; or

       (iii) is resident in a jurisdiction with which the United Kingdom has a double taxation agreement and it is fully eligible for benefits under (A) one of the "Business Profits" or "Industrial and Commercial Profits "or "Other Income" provisions and (B) the "Interest" provision of that double taxation agreement.

Part 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)    Tax forms, documents or certificates to be delivered are: none

(b)    Other documents to be delivered are:

PARTY REQUIRED                                                                                     COVERED BY
TO DELIVER      FORM/DOCUMENT/                                          DATE BY WHICH              SECTION 3(D)
DOCUMENT        CERTIFICATE                                             TO BE DELIVERED            REPRESENTATION


Party A and     Appropriate evidence of                                 On signing of this         Yes
Party B         its signatory's authority                               Agreement

Party B         Certified copy of                                       On signing of this         Yes
                board resolution and                                    Agreement
                constitutional documents

Party A         Legal opinion in form and substance                     On signing of this         No
                satisfactory to Party B                                 Agreement

Party B         Legal opinions from Allen & Overy LLP                   On signing of this         No
                                                                        Agreement

Party A         Credit Support Document in respect of                   On signing of this         Yes
                Party A specified in Part 4(f) of                       Agreement
                this Schedule


PART 4. MISCELLANEOUS

(a)    ADDRESSES FOR NOTICES.

       Address for notices or communications to Party A:

       For notices regarding operation, payment and confirmation only, notices should be sent to the branch set out in the relevant Confirmation (as may be amended from time to time) with a copy, in the case of notices or communications relating to Sections 5, 6, 7, 11 or 13, to:

       Address:      11 Madison Avenue
                     New York, NY 10010
                     USA

       Attention:    Tim W. Blake

       Facsimile No.:+1 212 743 5833

       Address for notices or communications to Party B:

       Address:      35 Great St. Helen's
                     London
                     EC3A 6AP

       Attention:    The Secretary

       Facsimile No.:020 7398 6325

       With a copy to:(i) HBOS Treasury Services plc

       Address:      33 Old Broad Street
                     London
                     EC2N 1HZ

       Attention:    Senior Director, Securitisation

       Facsimile No.:020 7574 8303

                 (ii) the Master Issuer Security Trustee:

       Address:      The Bank of New York
                     One Canada Square
                     London
                     E14 5AL

       Attention:    Global Structured Finance -- Corporate Trust

       Facsimile No.:020 7964 6061/6339

(b)    PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

       Party A appoints as its Process Agent:
       None.

       Party B appoints as its Process Agent:
       None.

(c)    OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)    MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

       Party A is a Multibranch Party and will act through the following
       Offices: London.

       Party B is not a Multibranch Party.

(e)    CALCULATION AGENT. The Calculation Agent is Party A.

(f)    CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

       In respect of Party A: The Credit Support Annex dated the date hereof between Party A and Party B.

       In respect of Party B: None.

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A, the guarantor under any Eligible Guarantee.

       Credit Support Provider means in relation to Party B, none.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with English law.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

Part 5. OTHER PROVISIONS

(a) NO SET-OFF

(i) All payments under this Agreement will be made without set-off or counterclaim, except as expressly provided for in Section 6.

(ii)   Section 6(e) will be amended by the deletion of the following sentence:

       "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(b) SECURITY INTEREST

Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Master Issuer Security Trustee (or any successor thereto) pursuant to and in accordance with the Master Issuer Deed of Charge and acknowledges notice of such assignment. Each of the parties hereby confirms and agrees that the Master Issuer Security Trustee will not be liable for any of the obligations of Party B hereunder.

(c) DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT

Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v), Section 5(a)(vii)(2), (4) (to the extent that it relates to actions taken by Party A or its Affiliates), (6), (7) and (9) and Section 5(a)(viii) will not apply in respect of Party B.

Section 5(a)(vii)(8) will not apply in respect of Party B to the extent that it applies to Section 5(a)(vii)(2), (4) (to the extent that it does not apply, as described above), (6) and (7).

Section 5(a)(v) will not apply in respect of Party A.

(d) DISAPPLICATION OF CERTAIN TERMINATION EVENTS

The "Tax Event Upon Merger" provision of Section 5(b)(iii) will not apply to Party A or to Party B.

The "Tax Event" provision of Section 5(b)(ii) will not apply to Party B and will apply to Party A, provided that the application and interpretation of
Section 5(b)(ii) shall be restricted to a Change in Tax Law, as defined below, as a result of which Party A has been or will be required to pay a Gross-Up Amount (or, as the case may be, a Liability Amount) under Section 2(d).

For these purposes "Change in Tax Law" means any enactment, promulgation, execution or ratification of, or any change in or amendment to, any law that occurs on or after the date on which the relevant Transaction is entered into.

(e) ADDITIONAL EVENT OF DEFAULT

The following will constitute an additional Event of Default with respect to Party B:

"NOTE ACCELERATION NOTICE. A Note Acceleration Notice is served on Party B in relation to the Relevant Notes."

(f) RATINGS EVENT

(i) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-1+" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") (an "INITIAL S&P RATING EVENT"), then Party A will at its own cost either:

       (A) within 10 days of the Initial S&P Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex, provided that such posting of collateral shall be subject to (i) if required by S&P at the time of such posting, Party A obtaining legal opinions satisfactory to S&P in relation to such posting and (ii) if the short-term, unsecured and unsubordinated debt obligations or the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-2" or "BBB+", respectively, by S&P, the monthly valuation of Party B's Exposure (as defined in the Credit Support Annex), by two independent third parties that would be eligible and willing to be transferees of Party A's benefits and obligations under this Agreement, on the following basis: (x) the valuation may only be obtained from the same entity up to four times in any twelve month period; (y) Party B's Exposure, for the purposes of collateral posting in accordance with the Credit Support Annex shall be deemed to be equal to the highest of the higher of the two independent third party valuations bids and the amount calculated in accordance with the Credit Support Annex; and (z) Party A shall provide S&P with the two monthly independent third party valuations and its calculations pursuant to Paragraph 3(b) of the Credit Support Annex in relation to the day on which the monthly independent third party valuations are obtained; or

       within 30 days of the occurrence of such Initial S&P Rating Event:

       (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A-1+" by S&P or S&P otherwise confirms that such transfer would maintain the rating of the Relevant Notes by S&P at, or restore the rating of the Relevant Notes by S&P to, the level it would have been at immediately prior to such Initial S&P Rating Event);

       (C) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A-1+" by S&P or S&P otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Initial S&P Rating Event); or

       (D) take such other action as Party A may agree with S&P as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial S&P Rating Event.

       If any of paragraphs (i)(B), (i)(C) or (i)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(ii) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as

       "A-3" by S&P (such event, a "SUBSEQUENT S&P RATING EVENT"), then Party A will, within 10 days of the occurrence of such Subsequent S&P Rating Event, at its own cost either:

       (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A-1+" by S&P or S&P otherwise confirms that such transfer would maintain the rating of the Relevant Notes by S&P at, or restore the rating of the Relevant Notes by S&P to, the level it would have been at immediately prior to such Subsequent S&P Rating Event);

       (B) take such other action as Party A may agree with S&P as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Subsequent S&P Rating Event; or

       (C) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A-1+" by S&P or S&P otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Subsequent S&P Rating Event), and, if, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to paragraph (i)(A) above following an Initial S&P Rating Event, it will continue to post collateral notwithstanding the occurrence of a Subsequent S&P Rating Event until such time as any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above have been satisfied.

       If any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iii)  If:

       (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A1" (or its equivalent) by Moody's; or

       (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "Prime-1" (or its equivalent) by Moody's,

       (the ratings referred to in (A) and (B) above being the "FIRST TRIGGER REQUIRED RATINGS" and such cessation being an "INITIAL MOODY'S RATING EVENT"), then Party A will at its own cost either:

       (1) within 10 days of an Initial Moody's Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

             within 30 days of the occurrence of such Initial Moody's Rating
             Event:

       (2) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

       (3) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

       (4)   take such other action as Party A may agree with Moody's.

       If any of paragraphs (iii)(2), (iii)(3) or (iii)(4) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iii)(1) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iv)   If:

       (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "A3" (or its equivalent) by Moody's; or

       (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "Prime-2" (or its equivalent) by Moody's,

       (the ratings referred to in (A) and (B) above being the "SECOND TRIGGER REQUIRED RATINGS" and such cessation being a "SUBSEQUENT MOODY'S RATING EVENT"), then Party A will:

       (1) on a reasonable efforts basis, as soon as reasonably practicable after the occurrence of such Subsequent Moody's Rating Event, at its own cost, either:

             (aa)transfer all of its rights and obligations with respect to this
                 Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

             (bb)procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

             (cc)take such other action as Party A may agree with Moody's; and

       (2) provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex.

       If any of paragraphs (iv)(1)(aa), (bb) or (cc) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iv)(2) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

       For the purposes of paragraphs (iii) and (iv) of this Part 5(f), "REQUIRED RATINGS" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1" and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1", or such other ratings as may be agreed with Moody's from time to time.

       In relation to paragraphs (iii)(1) and (iv)(2) above, Party A will, upon receipt of reasonable notice from Moody's demonstrate to Moody's the calculation by Party A of the mark-to-market value of the outstanding Transactions. In relation to paragraph (iv)(2) above, Party A will, at its own cost, on receipt of reasonable notice from Moody's (which, for the avoidance of doubt, will be no less than 30 days) arrange a third party valuation of the mark-to-market value of the outstanding Transactions.

(v) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A+" (or its equivalent) by Fitch Ratings Ltd ("FITCH") or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F1" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (an "INITIAL FITCH RATING EVENT") then Party A will, at its own cost, either:

       (A) within 10 days of the Initial Fitch Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

       on a reasonable efforts basis within 30 days of the occurrence of such Initial Fitch Rating Event:

       (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such Initial Fitch Rating Event);

       (C) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Initial Fitch Rating Event); or

       (D) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial Fitch Rating Event.

       If any of paragraphs (v)(B), (v)(C) or (v)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vi) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB+" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F2" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (a "FIRST SUBSEQUENT FITCH RATING EVENT") then Party A will either:

       (A) within 10 days of the First Subsequent Fitch Rating Event provide collateral in the form of cash or securities in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)); or

       (B) on a reasonable efforts basis within 30 days of the occurrence of such First Subsequent Fitch Rating Event, at its own cost, attempt either to:

             (1) transfer all of its rights and obligations with respect to this
                 Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event);

             (2) obtain a guarantee of its obligations with respect to this
                 Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event); or

             (3) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event.

       If any of paragraphs (vi)(B)(1), (2) or (3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above or paragraph
       (vi)(A) will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vii) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB-" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F3" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (a "SECOND SUBSEQUENT FITCH RATING EVENT") then Party A will, on a reasonable efforts basis within 30 days of the occurrence of such Second Subsequent Fitch Rating Event, at its own cost, attempt either to:

       (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the

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

             level it would have been at immediately prior to such Second Subsequent Fitch Rating Event);

       (B) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event); or

       (C) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event.

       Pending compliance with any of paragraphs (vii)(A), (B) or (C) above, Party A will provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)). If any of paragraphs
       (vii)(A), (B) or (C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A under the Credit Support Annex will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(viii) (A)   If Party A does not take any of the measures described in paragraph
             (i) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected
             Transactions.

       (B) If, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to paragraph (i)(A) above and fails to continue to post collateral pending compliance with any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the later of the tenth day following such Subsequent S&P Rating Event and the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions. Further, it will constitute an Additional Termination Event with respect to Party A if, even if it is posting collateral as required by paragraph (ii) above and notwithstanding Section 5(a)(ii), Party A does not take any of the measures described in paragraphs (ii)(A),
             (ii)(B) or (ii)(C) above. Such Additional Termination Event will be deemed to have occurred on the tenth day following the Subsequent S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (C)   If Party A does not take any of the measures described in paragraph
             (iii)(1), (2), (3) or (4) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the thirtieth day following the occurrence of such Initial Moody's Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (D)   If Party A does not take the measures described in paragraph
             (iv)(1) above, such failure will not give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the thirtieth day following such

             Subsequent Moody's Rating Event and provided that (i) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(g) below and/or
             (ii) at least one entity with the First Trigger Required Ratings and/or the Second Trigger Required Ratings has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement.

       (E) If Party A does not take the measures described in paragraph (v) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (F) If Party A does not take the measures described in paragraph (vi) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the First Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (G)   If Party A does not, pending compliance with any of paragraphs
             (vii)(A), (B) or (C), continue to comply with the terms of the Credit Support Annex, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the tenth day following such Second Subsequent Fitch Rating Event with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the above requirements, Party A has failed, within 30 days following such Second Subsequent Fitch Rating Event, to either transfer as described in paragraph
             (vii)(A), find a guarantor as described in paragraph (vii)(B) or take such other action as described in paragraph (vii)(C). Such Additional Termination Event will be deemed to have occurred on the thirtieth day following such Second Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (H) In the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event or Event of Default under this Part 5(f) if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible, as determined by Party B in its sole and absolute discretion, the economic, legal and credit terms of the Terminated Transactions with Party A, and Party B has acquired the Master Issuer Security Trustee's prior written consent. The reasonable costs incurred by Party B arising directly from Party B finding or attempting to find such a replacement counterparty will be reimbursed by Party A.

Each of Party B and the Master Issuer Security Trustee will use their reasonable endeavours to co-operate with Party A in entering into such documents as may reasonably be requested by Party A in connection with the provision of such collateral pursuant to this Part 5(f).

(g) TRANSFER POLICY

Section 7 of this Agreement (except Section 7(b)) will not apply to Party A, who will be required to comply with, and will be bound by, the following:

Without prejudice to Section 6(b)(ii) as amended in this Schedule, Party A may transfer all (but not part only) of its interests and obligations in and under this Agreement to any of its Affiliates or, with the prior written consent of Party B, such consent not to be unreasonably withheld, to any other entity (each such

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

Affiliate or entity a "TRANSFEREE") upon providing five Business Days' prior written notice to the Note Trustee, provided that:

(i) the Transferee's short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and its long-term, unsecured and unsubordinated debt obligations are then rated not less than "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and whose long-term, unsecured and unsubordinated debt obligations are then rated not less than "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency);

(ii) the Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Party A would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Transferee would be required to make additional payments pursuant to Section 2(d)(i)(4) corresponding to such excess;

(iii) a Termination Event or Event of Default does not occur as a result of such transfer;

(iv) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

(v) the Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.

With respect to paragraph (ii) above, each party agrees to make such Payee Tax Representations and Payer Tax Representations as may reasonably be requested by the other party in order to reasonably satisfy such other party that such withholding or deduction will not occur and that no deductibility issues will arise.

Following the transfer, all references to Party A (or its Credit Support Provider, as applicable) will be deemed to be references to the Transferee.

Save as otherwise provided for in this Agreement and notwithstanding Section 7, Party A will not be permitted to transfer (by way of security or otherwise) this Agreement nor any interest or obligation in or under this Agreement without the prior written consent of the Master Issuer Security Trustee.

If, as contemplated by Part 5(g) above, an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer, Party B shall (at Party A's cost) at Party A's written request, take any reasonable steps required to be taken by it to effect such transfer.

(h) ADDITIONAL REPRESENTATION

Section 3 is amended by the addition at the end thereof of the following additional representations (provided that the representation in Section 3(h) will be made by Party A only):

       "(g) NO AGENCY. It is entering into this Agreement, including each Transaction, as principal and not as agent of any person or entity.

       "(h) PARI PASSU. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

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

(i) RECORDING OF CONVERSATIONS

Each party to this Agreement (i) consents to the recording of the telephone conversations of trading, marketing and operations personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and (iii) agrees that in any Proceedings it will not object to the introduction of such recordings in evidence on the ground that consent was not properly given.

(j) RELATIONSHIP BETWEEN THE PARTIES

The Agreement is amended by the insertion after Section 14 of an additional
Section 15, reading in its entirety as follows:


"15.   RELATIONSHIP BETWEEN THE PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) NON RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

(c) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser for it in respect of that Transaction."

(k) TAX

The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

"(d)   Deduction or Withholding for Tax

(i)    Requirement to Withhold

       All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "DEDUCTING PARTY"):

       (1)   will promptly notify the other party ("Y") of such requirement;

       (2) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

       (3) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

       (4) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "GROSS UP AMOUNT") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

(ii)   Liability

       If:

       (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax; and

       (2)   X does not so deduct or withhold; and

       (3)   a liability resulting from such Tax is assessed directly against X,

       then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "LIABILITY AMOUNT") (including any related liability for interest and penalties) together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in
       Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

(iii)  Tax Credit etc.

       Where Party A pays an amount in accordance with Section 2(d)(i)(4) above, Party B undertakes as follows:

       (1) to the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment (a "TAX CREDIT"), it will pay to Party A as soon as practical after receipt of the same so much of the cash benefit (as calculated below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required;

       (2) the "cash benefit" will, in the case of a Tax credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in clause (1) above but for the obtaining by it of the said Tax credit, allowance or set-off and, in the case of a repayment, will be the amount of the repayment together, in either case, with any related interest, repayment supplement or similar payment obtained by Party B; and

       (3) it will use all reasonable endeavours to obtain any Tax Credit as soon as is reasonably practicable provided that it will be the sole judge of the amount of such Tax Credit and of the date on which the same is received and will not be obliged to disclose to Party A any information relating to its tax affairs or tax computations save that Party B will, upon request

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

             by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received."

(l)    SECURITY, ENFORCEMENT AND LIMITED RECOURSE

(i) Party A agrees with Party B and the Master Issuer Security Trustee to be bound by the terms of the Master Issuer Deed of Charge and, in particular, confirms that: (A) no sum will be payable by or on behalf of Party B to it except in accordance with the provisions of the Master Issuer Deed of Charge; and (B) it will not take any steps for the winding up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B, subject to the provisions of the Master Issuer Deed of Charge.

(ii) In relation to all sums due and payable by Party B to Party A, Party A agrees that (without prejudice to its rights to have collateral returned to it in accordance with the provisions of the Credit Support Annex) it will have recourse only to Master Issuer Available Funds, but always subject to the order of priority of payments set out in the Master Issuer Cash Management Agreement and the Master Issuer Deed of Charge.

(m)    CONDITION PRECEDENT

Section 2(a)(iii) will be amended by the deletion of the words "a Potential Event of Default" in respect of obligations of Party A only.

(n)    REPRESENTATIONS

Section 3(b) will be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(o)    ADDITIONAL DEFINITIONS

Words and expressions defined in the Amended and Restated Master Definitions and Construction Schedule (the "MASTER SCHEDULE") and the Amended and Restated Master Issuer Master Definitions and Construction Schedule (the "MASTER ISSUER SCHEDULE") (together the "MASTER DEFINITIONS SCHEDULE") signed on or about 1 March 2007 will, except so far as the context otherwise requires, have the same meaning in this Agreement. In the event of any inconsistency between the definitions in this Agreement and in the Master Definitions Schedule the definitions in this Agreement will prevail. In the event of any inconsistency between the Master Schedule and the Master Issuer Schedule, the Master Issuer Schedule will prevail. The rules of interpretation set out in the Master Definitions Schedule will apply to this Agreement. Any subsequent amendment made to the Master Definitions Schedule will only be binding on Party A if Party A has agreed to such amendment.

(p) CHANGE OF ACCOUNT

Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:

"; provided that such new account will be in the same legal and tax jurisdiction as the original account and such new account, in the case of Party B, is held with a financial institution with a short-term, unsecured, unsubordinated and unguaranteed debt obligation rating of at least "Prime-1" (in the case of Moody's), "A-1+" (in the case of S&P) and "F1+" (in the case of Fitch) (or, if such financial institution is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)."

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

(q) MODIFICATIONS TO CLOSE-OUT PROVISIONS

       "Market Quotation" and "Second Method" will apply for the purpose of
       Section 6(e) of this Agreement.

       Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or (B) the Defaulting Party in respect of any Event of Default, paragraphs (i) to (vi) below shall apply:

       (i) definition of "MARKET QUOTATION" shall be deleted in its entirety and replaced as follows:

             "MARKET QUOTATION" means, with respect to one or more Terminated Transactions, an offer which is (1) a Firm Offer made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount, if any, that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B (taking into account any existing Credit Support Document with respect to the obligations of Party B) and such Reference Market-maker to enter into a transaction (the "REPLACEMENT TRANSACTION") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other.

       (ii) The definition of "SETTLEMENT AMOUNT" shall be deleted in its entirety and replaced with the following:

             "SETTLEMENT AMOUNT" means, with respect to any Early Termination Date, an amount (as determined by Party B; except that if Party B fails to make such determination promptly, Party A shall have the right to make such determination) equal to:

             (a) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling 30 Business Days after the day on which the Early Termination Date is designated (or such later day as Party B may specify in writing to Party A, which in any event will not be later than the Early Termination Date) (such day, the "LATEST SETTLEMENT AMOUNT DETERMINATION DAY"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation; or

             (b) If no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the Latest Settlement Amount Determination Day or if a Market Quotation would not (in the reasonable belief of Party B) produce a commercially reasonable

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

                 result then Party B's Loss (whether positive or negative and without reference to any Unpaid amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

       (iii) Party B undertakes to use its reasonable efforts to obtain at least one Market Quotation before the Latest Settlement Amount Determination Day.

       (iv)  Party B will be deemed to have discharged its obligations under
             (iii) above if it requests Party A to obtain Market Quotations, where such request is made in writing within two Business Days after the day on which the Early Termination Date is designated.

       (v) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

       (vi) Party A shall have the right to obtain Market Quotations, without prior request by Party B, before the Latest Settlement Amount Determination Day.

       (vii) If the Settlement Amount is a negative number in circumstances where a payment is due to Party B from a Replacement Swap Counterparty), Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

             "SECOND METHOD AND MARKET QUOTATION" If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) due to a failure by Party A to make, when due, any payment under this Agreement, may be set off against any collateral held by Party B pursuant to the Credit Support Annex."

(r) CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this Agreement will not have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this will not affect any right or remedy of a third party which exists or is available apart from that Act.

(s) SCOPE OF AGREEMENT

The provisions of this Agreement shall not apply to any Transactions other than the Credit Support Annex attached hereto and the Currency Swap Transaction in respect of the Series 1 Class A Notes (the "RELEVANT NOTES") having a Trade Date of 21 February 2007 and entered into between Party A and Party B.


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

(t) DEFINITIONS

"ELIGIBLE GUARANTEE" means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a reputable international law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to withholding for Tax or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

"ELIGIBLE REPLACEMENT" means an entity (A) with the Moody's First Trigger Required Ratings and/or the Moody's Second Trigger Required Ratings or (B) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with the First Trigger Required Ratings and/or the Second Trigger Required Ratings.

                                       (B)

                                                                SERIES 1 CLASS B

                                   SCHEDULE
                                     TO THE
                                MASTER AGREEMENT

                            dated as of 26 July 2007

between

(1)    CREDIT SUISSE, LONDON BRANCH ("PARTY A");

(2)    PERMANENT MASTER ISSUER PLC ("PARTY B"); and

(3) THE BANK OF NEW YORK (the "MASTER ISSUER SECURITY TRUSTEE", which expression will include its successors and assigns and which has agreed to become a party to this Agreement solely for the purpose of taking the benefit of Parts 5(b) and 5(l) of this Schedule and assuming the obligations under the final paragraph of Part 5(f) of this Schedule).

Part 1. TERMINATION PROVISIONS

(a)    "SPECIFIED ENTITY" means in relation to Party A for the purpose of:-

       Section 5(a)(v), none

       Section 5(a)(vi), none

       Section 5(a)(vii), none

       Section 5(b)(iv), none

       and in relation to Party B for the purpose of:-

       Section 5(a)(v), none

       Section 5(a)(vi), none

       Section 5(a)(vii), none

       Section 5(b)(iv), none

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

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

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this Agreement:-

       (i)   Market Quotation will apply.

       (ii)  The Second Method will apply.

(g)    "TERMINATION CURRENCY" means Sterling.

(h) "ADDITIONAL TERMINATION EVENT" will apply. In addition to the Additional Termination Events set forth in Part 5(f)(viii) of this Schedule, the following will each constitute an Additional Termination Event:

       (i) The Additional Tax Representation (as defined in Part 2(b) of this Schedule), proves to have been incorrect or misleading in any material respect with respect to one or more Transactions (each an "AFFECTED TRANSACTION" for the purpose of this Additional Termination Event) when made or repeated or deemed to have been made or repeated. For the purpose of the foregoing Termination Event, the Affected Party will be Party A only.

       (ii) A redemption or purchase of the Relevant Notes occurs pursuant to Condition 5(F) (Optional Redemption or Purchase for Implementation of EU Capital Requirements Directive) of the terms and conditions thereof. For the purpose of the foregoing Termination Event: (A) for the purpose of Section 6(b)(iv), both parties will be Affected Parties; and (B) for the purpose of Section 6(e), the Affected Party will be Party B only. The Additional Termination Event specified in this paragraph will not apply in the ISDA Master Agreements relating to Class A notes.

Part 2. TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and
(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the Agreement, Party A makes the following representations (the "ADDITIONAL TAX REPRESENTATION"):

Party A either:

       (i)   will be resident for tax purposes in the United Kingdom; or

       (ii) is entering into each Transaction solely for the purposes of a trade (or part of a trade) carried on by it in the United Kingdom through a permanent establishment; or

       (iii) is resident in a jurisdiction with which the United Kingdom has a double taxation agreement and it is fully eligible for benefits under (A) one of the "Business Profits" or "Industrial and Commercial Profits "or "Other Income" provisions and (B) the "Interest" provision of that double taxation agreement.

Part 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)    Tax forms, documents or certificates to be delivered are: none

(b)    Other documents to be delivered are:

PARTY REQUIRED                                                     COVERED BY
TO DELIVER      FORM/DOCUMENT/                 DATE BY WHICH       SECTION 3(D)
DOCUMENT        CERTIFICATE                    TO BE DELIVERED     REPRESENTATION

Party A and     Appropriate evidence of        On signing of this  Yes
Party B         its signatory's authority      Agreement
Party B         Certified copy of              On signing of this  Yes
                board resolution and           Agreement
                constitutional documents

Party A         Legal opinion in form and      On signing of this  No
                substance satisfactory to      Agreement
                Party B
Party B         Legal opinions from            On signing of this  No
                Allen & Overy LLP              Agreement

Party A         Credit Support Document in     On signing of this  Yes
                respect of Party A specified   Agreement
                in Part 4(f) of this Schedule




Part 4. MISCELLANEOUS

(a)    ADDRESSES FOR NOTICES.

       Address for notices or communications to Party A:

       For notices regarding operation, payment and confirmation only, notices should be sent to the branch set out in the relevant Confirmation (as may be amended from time to time) with a copy, in the case of notices or communications relating to Sections 5, 6, 7, 11 or 13, to:

       Address:      11 Madison Avenue
                     New York, NY 10010
                     USA

       Attention:    Tim W. Blake

       Facsimile No.:+1 212 743 5833

       Address for notices or communications to Party B:

       Address:      35 Great St. Helen's
                     London
                     EC3A 6AP

       Attention:    The Secretary

       Facsimile No.:020 7398 6325

       With a copy to: (i) HBOS Treasury Services plc

       Address:      33 Old Broad Street
                     London
                     EC2N 1HZ

       Attention:    Senior Director, Securitisation

       Facsimile No.:020 7574 8303

                     (ii) the Master Issuer Security Trustee:

       Address:      The Bank of New York
                     One Canada Square
                     London
                     E14 5AL

       Attention:    Global Structured Finance -- Corporate Trust

       Facsimile No.:020 7964 6061/6339

(b)    PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

       Party A appoints as its Process Agent: None.

       Party B appoints as its Process Agent: None.

(c)    OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)    MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

       Party A is a Multibranch Party and will act through the following
       Offices: London.

       Party B is not a Multibranch Party.

(e)    CALCULATION AGENT. The Calculation Agent is Party A.

(f)    CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

       In respect of Party A:The Credit Support Annex dated the date hereof between Party A and Party B.

       In respect of Party B:None.

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A, the guarantor under any Eligible Guarantee.

       Credit Support Provider means in relation to Party B, none.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with English law.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

Part 5. OTHER PROVISIONS

(a)    NO SET-OFF

(i) All payments under this Agreement will be made without set-off or counterclaim, except as expressly provided for in Section 6.

(ii)   Section 6(e) will be amended by the deletion of the following sentence:

       "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(b)    SECURITY INTEREST

Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Master Issuer Security Trustee (or any successor thereto) pursuant to and in accordance with the Master Issuer Deed of Charge and acknowledges notice of such assignment. Each of the parties hereby confirms and agrees that the Master Issuer Security Trustee will not be liable for any of the obligations of Party B hereunder.

(c)    DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT

Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v), Section 5(a)(vii)(2), (4) (to the extent that it relates to actions taken by Party A or its Affiliates), (6), (7) and (9) and Section 5(a)(viii) will not apply in respect of Party B.

Section 5(a)(vii)(8) will not apply in respect of Party B to the extent that it applies to Section 5(a)(vii)(2), (4) (to the extent that it does not apply, as described above), (6) and (7).

Section 5(a)(v) will not apply in respect of Party A.

(d)    DISAPPLICATION OF CERTAIN TERMINATION EVENTS

The "Tax Event Upon Merger" provision of Section 5(b)(iii) will not apply to Party A or to Party B.

The "Tax Event" provision of Section 5(b)(ii) will not apply to Party B and will apply to Party A, provided that the application and interpretation of
Section 5(b)(ii) shall be restricted to a Change in Tax Law, as defined below, as a result of which Party A has been or will be required to pay a Gross-Up Amount (or, as the case may be, a Liability Amount) under Section 2(d).

For these purposes "Change in Tax Law" means any enactment, promulgation, execution or ratification of, or any change in or amendment to, any law that occurs on or after the date on which the relevant Transaction is entered into.

(e)    ADDITIONAL EVENT OF DEFAULT

The following will constitute an additional Event of Default with respect to Party B:

"NOTE ACCELERATION NOTICE. A Note Acceleration Notice is served on Party B in relation to the Relevant Notes."

(f)    RATINGS EVENT

(i) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-1+" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") (an "INITIAL S&P RATING EVENT"), then Party A will at its own cost either:

       (A) within 10 days of the Initial S&P Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex, provided that such posting of collateral shall be subject to (i) if required by S&P at the time of such posting, Party A obtaining legal opinions satisfactory to S&P in relation to such posting and (ii) if the short-term, unsecured and unsubordinated debt obligations or the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-2" or "BBB+", respectively, by S&P, the monthly valuation of Party B's Exposure (as defined in the Credit Support Annex), by two independent third parties that would be eligible and willing to be transferees of Party A's benefits and obligations under this Agreement, on the following basis: (x) the valuation may only be obtained from the same entity up to four times in any twelve month period; (y) Party B's Exposure, for the purposes of collateral posting in accordance with the Credit Support Annex shall be deemed to be equal to the highest of the higher of the two independent third party valuations bids and the amount calculated in accordance with the Credit Support Annex; and (z) Party A shall provide S&P with the two monthly independent third party valuations and its calculations pursuant to Paragraph 3(b) of the Credit Support Annex in relation to the day on which the monthly independent third party valuations are obtained; or

       within 30 days of the occurrence of such Initial S&P Rating Event:

       (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A-1+" by S&P or S&P otherwise confirms that such transfer would maintain the rating of the Relevant Notes by S&P at, or restore the rating of the Relevant Notes by S&P to, the level it would have been at immediately prior to such Initial S&P Rating Event);

       (C) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A-1+" by S&P or S&P otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Initial S&P Rating Event); or



       (D) take such other action as Party A may agree with S&P as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial S&P Rating Event.

       If any of paragraphs (i)(B), (i)(C) or (i)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(ii) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as

       "A-3" by S&P (such event, a "SUBSEQUENT S&P RATING EVENT"), then Party A will, within 10 days of the occurrence of such Subsequent S&P Rating Event, at its own cost either:

       (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A-1+" by S&P or S&P otherwise confirms that such transfer would maintain the rating of the Relevant Notes by S&P at, or restore the rating of the Relevant Notes by S&P to, the level it would have been at immediately prior to such Subsequent S&P Rating Event);

       (B) take such other action as Party A may agree with S&P as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Subsequent S&P Rating Event; or

       (C) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A-1+" by S&P or S&P otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Subsequent S&P Rating Event), and, if, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to paragraph (i)(A) above following an Initial S&P Rating Event, it will continue to post collateral notwithstanding the occurrence of a Subsequent S&P Rating Event until such time as any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above have been satisfied.

       If any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iii)  If:

       (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A1" (or its equivalent) by Moody's; or

       (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "Prime-1" (or its equivalent) by Moody's,

       (the ratings referred to in (A) and (B) above being the "FIRST TRIGGER REQUIRED RATINGS" and such cessation being an "INITIAL MOODY'S RATING EVENT"), then Party A will at its own cost either:

       (1) within 10 days of an Initial Moody's Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

       within 30 days of the occurrence of such Initial Moody's Rating Event:

       (2) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

       (3) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

       (4)   take such other action as Party A may agree with Moody's.

       If any of paragraphs (iii)(2), (iii)(3) or (iii)(4) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iii)(1) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iv)   If:

       (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "A3" (or its equivalent) by Moody's; or

       (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "Prime-2" (or its equivalent) by Moody's,

       (the ratings referred to in (A) and (B) above being the "SECOND TRIGGER REQUIRED RATINGS" and such cessation being a "SUBSEQUENT MOODY'S RATING EVENT"), then Party A will:

       (1) on a reasonable efforts basis, as soon as reasonably practicable after the occurrence of such Subsequent Moody's Rating Event, at its own cost, either:

             (aa)transfer all of its rights and obligations with respect to this
                 Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

             (bb)procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

             (cc)take such other action as Party A may agree with Moody's; and

       (2) provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex.

       If any of paragraphs (iv)(1)(aa), (bb) or (cc) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iv)(2) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

       For the purposes of paragraphs (iii) and (iv) of this Part 5(f), "REQUIRED RATINGS" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1" and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1", or such other ratings as may be agreed with Moody's from time to time.

       In relation to paragraphs (iii)(1) and (iv)(2) above, Party A will, upon receipt of reasonable notice from Moody's demonstrate to Moody's the calculation by Party A of the mark-to-market value of the outstanding Transactions. In relation to paragraph (iv)(2) above, Party A will, at its own cost, on receipt of reasonable notice from Moody's (which, for the avoidance of doubt, will be no less than 30 days) arrange a third party valuation of the mark-to-market value of the outstanding Transactions.

(v) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A+" (or its equivalent) by Fitch Ratings Ltd ("FITCH") or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F1" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (an "INITIAL FITCH RATING EVENT") then Party A will, at its own cost, either:

       (A) within 10 days of the Initial Fitch Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

       on a reasonable efforts basis within 30 days of the occurrence of such Initial Fitch Rating Event:

       (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such Initial Fitch Rating Event);

       (C) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Initial Fitch Rating Event); or

       (D) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial Fitch Rating Event.

       If any of paragraphs (v)(B), (v)(C) or (v)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vi) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB+" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F2" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (a "FIRST SUBSEQUENT FITCH RATING EVENT") then Party A will either:

       (A) within 10 days of the First Subsequent Fitch Rating Event provide collateral in the form of cash or securities in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)); or

       (B) on a reasonable efforts basis within 30 days of the occurrence of such First Subsequent Fitch Rating Event, at its own cost, attempt either to:

             (1) transfer all of its rights and obligations with respect to this
                 Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event);

             (2) obtain a guarantee of its obligations with respect to this
                 Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event); or

             (3) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event.

       If any of paragraphs (vi)(B)(1), (2) or (3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above or paragraph
       (vi)(A) will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vii) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB-" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F3" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (a "SECOND SUBSEQUENT FITCH RATING EVENT") then Party A will, on a reasonable efforts basis within 30 days of the occurrence of such Second Subsequent Fitch Rating Event, at its own cost, attempt either to:

       (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event);

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

       (B) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event); or

       (C) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event.

       Pending compliance with any of paragraphs (vii)(A), (B) or (C) above, Party A will provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)). If any of paragraphs
       (vii)(A), (B) or (C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A under the Credit Support Annex will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(viii) (A)   If Party A does not take any of the measures described in paragraph
             (i) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected
             Transactions.

       (B) If, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to paragraph (i)(A) above and fails to continue to post collateral pending compliance with any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the later of the tenth day following such Subsequent S&P Rating Event and the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions. Further, it will constitute an Additional Termination Event with respect to Party A if, even if it is posting collateral as required by paragraph (ii) above and notwithstanding Section 5(a)(ii), Party A does not take any of the measures described in paragraphs (ii)(A),
             (ii)(B) or (ii)(C) above. Such Additional Termination Event will be deemed to have occurred on the tenth day following the Subsequent S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (C)   If Party A does not take any of the measures described in paragraph
             (iii)(1), (2), (3) or (4) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the thirtieth day following the occurrence of such Initial Moody's Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (D)   If Party A does not take the measures described in paragraph
             (iv)(1) above, such failure will not give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the thirtieth day following such

             Subsequent Moody's Rating Event and provided that (i) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(g) below and/or
             (ii) at least one entity with the First Trigger Required Ratings and/or the Second Trigger Required Ratings has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement.

       (E) If Party A does not take the measures described in paragraph (v) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (F) If Party A does not take the measures described in paragraph (vi) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the First Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (G)   If Party A does not, pending compliance with any of paragraphs
             (vii)(A), (B) or (C), continue to comply with the terms of the Credit Support Annex, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the tenth day following such Second Subsequent Fitch Rating Event with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the above requirements, Party A has failed, within 30 days following such Second Subsequent Fitch Rating Event, to either transfer as described in paragraph
             (vii)(A), find a guarantor as described in paragraph (vii)(B) or take such other action as described in paragraph (vii)(C). Such Additional Termination Event will be deemed to have occurred on the thirtieth day following such Second Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (H) In the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event or Event of Default under this Part 5(f) if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible, as determined by Party B in its sole and absolute discretion, the economic, legal and credit terms of the Terminated Transactions with Party A, and Party B has acquired the Master Issuer Security Trustee's prior written consent. The reasonable costs incurred by Party B arising directly from Party B finding or attempting to find such a replacement counterparty will be reimbursed by Party A.

Each of Party B and the Master Issuer Security Trustee will use their reasonable endeavours to co-operate with Party A in entering into such documents as may reasonably be requested by Party A in connection with the provision of such collateral pursuant to this Part 5(f).

(g)    TRANSFER POLICY

Section 7 of this Agreement (except Section 7(b)) will not apply to Party A, who will be required to comply with, and will be bound by, the following:

Without prejudice to Section 6(b)(ii) as amended in this Schedule, Party A may transfer all (but not part only) of its interests and obligations in and under this Agreement to any of its Affiliates or, with the prior written consent of Party B, such consent not to be unreasonably withheld, to any other entity (each such Affiliate or entity a "TRANSFEREE") upon providing five Business Days' prior written notice to the Note Trustee, provided that:

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

(vi) the Transferee's short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and its long-term, unsecured and unsubordinated debt obligations are then rated not less than "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and whose long-term, unsecured and unsubordinated debt obligations are then rated not less than "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency);

(vii) the Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Party A would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Transferee would be required to make additional payments pursuant to Section 2(d)(i)(4) corresponding to such excess;

(viii) a Termination Event or Event of Default does not occur as a result of such transfer;

(ix) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

(x) the Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.

With respect to paragraph (ii) above, each party agrees to make such Payee Tax Representations and Payer Tax Representations as may reasonably be requested by the other party in order to reasonably satisfy such other party that such withholding or deduction will not occur and that no deductibility issues will arise.

Following the transfer, all references to Party A (or its Credit Support Provider, as applicable) will be deemed to be references to the Transferee.

Save as otherwise provided for in this Agreement and notwithstanding Section 7, Party A will not be permitted to transfer (by way of security or otherwise) this Agreement nor any interest or obligation in or under this Agreement without the prior written consent of the Master Issuer Security Trustee.

If, as contemplated by Part 5(g) above, an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer, Party B shall (at Party A's cost) at Party A's written request, take any reasonable steps required to be taken by it to effect such transfer.

(h)    ADDITIONAL REPRESENTATION

Section 3 is amended by the addition at the end thereof of the following additional representations (provided that the representation in Section 3(h) will be made by Party A only):

       "(g) NO AGENCY. It is entering into this Agreement, including each Transaction, as principal and not as agent of any person or entity.

       (h) PARI PASSU. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

(i)    RECORDING OF CONVERSATIONS

Each party to this Agreement (i) consents to the recording of the telephone conversations of trading, marketing and operations personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and (iii) agrees that in any Proceedings it will not object to the introduction of such recordings in evidence on the ground that consent was not properly given.

(j)    RELATIONSHIP BETWEEN THE PARTIES

The Agreement is amended by the insertion after Section 14 of an additional
Section 15, reading in its entirety as follows:

"15.   RELATIONSHIP BETWEEN THE PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) NON RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

(c) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser for it in respect of that Transaction."

(k)    TAX

The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

"(d)   Deduction or Withholding for Tax

(i)    Requirement to Withhold

       All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "DEDUCTING PARTY"):

       (1)   will promptly notify the other party ("Y") of such requirement;

       (2) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

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

       (3) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

       (4) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "GROSS UP AMOUNT") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

(ii)   Liability

       If:

       (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax; and

       (2)   X does not so deduct or withhold; and

       (3)   a liability resulting from such Tax is assessed directly against X,

       then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "LIABILITY AMOUNT") (including any related liability for interest and penalties) together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in
       Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

(iii)  Tax Credit etc.

       Where Party A pays an amount in accordance with Section 2(d)(i)(4) above, Party B undertakes as follows:

       (1) to the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment (a "TAX CREDIT"), it will pay to Party A as soon as practical after receipt of the same so much of the cash benefit (as calculated below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required;

       (2) the "cash benefit" will, in the case of a Tax credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in clause (1) above but for the obtaining by it of the said Tax credit, allowance or set-off and, in the case of a repayment, will be the amount of the repayment together, in either case, with any related interest, repayment supplement or similar payment obtained by Party B; and

       (3) it will use all reasonable endeavours to obtain any Tax Credit as soon as is reasonably practicable provided that it will be the sole judge of the amount of such Tax Credit and of the date on which the same is received and will not be obliged to disclose to Party A any information relating to its tax affairs or tax computations save that Party B will, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received."

(l)    SECURITY, ENFORCEMENT AND LIMITED RECOURSE

(i) Party A agrees with Party B and the Master Issuer Security Trustee to be bound by the terms of the Master Issuer Deed of Charge and, in particular, confirms that: (A) no sum will be payable by or on behalf of Party B to it except in accordance with the provisions of the Master Issuer Deed of Charge; and (B) it will not take any steps for the winding up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B, subject to the provisions of the Master Issuer Deed of Charge.



(ii) In relation to all sums due and payable by Party B to Party A, Party A agrees that (without prejudice to its rights to have collateral returned to it in accordance with the provisions of the Credit Support Annex) it will have recourse only to Master Issuer Available Funds, but always subject to the order of priority of payments set out in the Master Issuer Cash Management Agreement and the Master Issuer Deed of Charge.

(m)    CONDITION PRECEDENT

Section 2(a)(iii) will be amended by the deletion of the words "a Potential Event of Default" in respect of obligations of Party A only.

(n)    REPRESENTATIONS

Section 3(b) will be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(o)    ADDITIONAL DEFINITIONS

Words and expressions defined in the Amended and Restated Master Definitions and Construction Schedule (the "MASTER SCHEDULE") and the Amended and Restated Master Issuer Master Definitions and Construction Schedule (the "MASTER ISSUER SCHEDULE") (together the "MASTER DEFINITIONS SCHEDULE") signed on or about 1 March 2007 will, except so far as the context otherwise requires, have the same meaning in this Agreement. In the event of any inconsistency between the definitions in this Agreement and in the Master Definitions Schedule the definitions in this Agreement will prevail. In the event of any inconsistency between the Master Schedule and the Master Issuer Schedule, the Master Issuer Schedule will prevail. The rules of interpretation set out in the Master Definitions Schedule will apply to this Agreement. Any subsequent amendment made to the Master Definitions Schedule will only be binding on Party A if Party A has agreed to such amendment.

(p)    CHANGE OF ACCOUNT

Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:

"; provided that such new account will be in the same legal and tax jurisdiction as the original account and such new account, in the case of Party B, is held with a financial institution with a short-term, unsecured, unsubordinated and unguaranteed debt obligation rating of at least "Prime-1" (in the case of Moody's), "A-1+" (in the case of S&P) and "F1+" (in the case of Fitch) (or, if such financial institution is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)."

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

(q)    MODIFICATIONS TO CLOSE-OUT PROVISIONS

       "Market Quotation" and "Second Method" will apply for the purpose of
       Section 6(e) of this Agreement.

       Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or (B) the Defaulting Party in respect of any Event of Default, paragraphs (i) to (vi) below shall apply:

       (i) definition of "MARKET QUOTATION" shall be deleted in its entirety and replaced as follows:

             "MARKET QUOTATION" means, with respect to one or more Terminated Transactions, an offer which is (1) a Firm Offer made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount, if any, that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B (taking into account any existing Credit Support Document with respect to the obligations of Party B) and such Reference Market-maker to enter into a transaction (the "REPLACEMENT TRANSACTION") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other.

       (ii) The definition of "SETTLEMENT AMOUNT" shall be deleted in its entirety and replaced with the following:

             "SETTLEMENT AMOUNT" means, with respect to any Early Termination Date, an amount (as determined by Party B; except that if Party B fails to make such determination promptly, Party A shall have the right to make such determination) equal to:

             (a) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling 30 Business Days after the day on which the Early Termination Date is designated (or such later day as Party B may specify in writing to Party A, which in any event will not be later than the Early Termination Date) (such day, the "LATEST SETTLEMENT AMOUNT DETERMINATION DAY"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation; or

             (b) If no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the Latest Settlement Amount Determination Day or if a Market Quotation would not (in the reasonable belief of Party B) produce a commercially reasonable result then Party B's Loss (whether positive or negative and without reference to any Unpaid amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

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

       (iii) Party B undertakes to use its reasonable efforts to obtain at least one Market Quotation before the Latest Settlement Amount Determination Day.

       (iv)  Party B will be deemed to have discharged its obligations under
             (iii) above if it requests Party A to obtain Market Quotations, where such request is made in writing within two Business Days after the day on which the Early Termination Date is designated.

       (v) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

       (vi) Party A shall have the right to obtain Market Quotations, without prior request by Party B, before the Latest Settlement Amount Determination Day.

       (vii) If the Settlement Amount is a negative number in circumstances where a payment is due to Party B from a Replacement Swap Counterparty), Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

             "SECOND METHOD AND MARKET QUOTATION" If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2[C] of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) due to a failure by Party A to make, when due, any payment under this Agreement, may be set off against any collateral held by Party B pursuant to the Credit Support Annex."

(r)    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this Agreement will not have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this will not affect any right or remedy of a third party which exists or is available apart from that Act.

(s)    SCOPE OF AGREEMENT

The provisions of this Agreement shall not apply to any Transactions other than the Credit Support Annex attached hereto and the Currency Swap Transaction in respect of the Series 1 Class B Notes (the "RELEVANT NOTES") having a Trade Date of 21 February 2007 and entered into between Party A and Party B.

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

(t)    DEFINITIONS

"ELIGIBLE GUARANTEE" means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a reputable international law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to withholding for Tax or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

"ELIGIBLE REPLACEMENT" means an entity (A) with the Moody's First Trigger Required Ratings and/or the Moody's Second Trigger Required Ratings or (B) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with the First Trigger Required Ratings and/or the Second Trigger Required Ratings.

                                       (C)

                                                               SERIES 1 CLASS C



                                   SCHEDULE

                                    TO THE

                               MASTER AGREEMENT

                           dated as of 26 July 2007

between


(1)    CREDIT SUISSE, LONDON BRANCH ("PARTY A");

(2)    PERMANENT MASTER ISSUER PLC ("PARTY B"); and

(3) THE BANK OF NEW YORK (the "MASTER ISSUER SECURITY TRUSTEE", which expression will include its successors and assigns and which has agreed to become a party to this Agreement solely for the purpose of taking the benefit of Parts 5(b) and 5(l) of this Schedule and assuming the obligations under the final paragraph of Part 5(f) of this Schedule).


Part 1. TERMINATION PROVISIONS

(a)    "SPECIFIED ENTITY" means in relation to Party A for the purpose of:

       Section 5(a)(v), none

       Section 5(a)(vi), none

       Section 5(a)(vii), none

       Section 5(b)(iv), none

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       and in relation to Party B for the purpose of:

       Section 5(a)(v), none

       Section 5(a)(vi), none

       Section 5(a)(vii), none

       Section 5(b)(iv), none

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)    PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this
       Agreement:

       (i)   Market Quotation will apply.

       (ii)  The Second Method will apply.

(g)    "TERMINATION CURRENCY" means Sterling.

(h) "ADDITIONAL TERMINATION EVENT" will apply. In addition to the Additional Termination Events set forth in Part 5(f)(viii) of this Schedule, the following will each constitute an Additional Termination Event:

       (i) The Additional Tax Representation (as defined in Part 2(b) of this Schedule), proves to have been incorrect or misleading in any material respect with respect to one or more Transactions (each an "AFFECTED TRANSACTION" for the purpose of this Additional Termination Event) when made or repeated or deemed to have been made or repeated. For the purpose of the foregoing Termination Event, the Affected Party will be Party A only.

       (ii) A redemption or purchase of the Relevant Notes occurs pursuant to Condition 5(F) (Optional Redemption or Purchase for Implementation of EU Capital Requirements Directive) of the terms and conditions thereof. For the purpose of the foregoing Termination Event: (A) for the purpose of Section 6(b)(iv), both parties will be Affected Parties; and (B) for the purpose of Section 6(e), the Affected Party will be Party B only. The Additional Termination Event specified in this paragraph will not apply in the ISDA Master Agreements relating to Class A notes.

Part 2. TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and
(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the Agreement, Party A makes the following representations (the "ADDITIONAL TAX REPRESENTATION"):

Party A either:

       (i)   will be resident for tax purposes in the United Kingdom; or

       (ii) is entering into each Transaction solely for the purposes of a trade (or part of a trade) carried on by it in the United Kingdom through a permanent establishment; or

       (iii) is resident in a jurisdiction with which the United Kingdom has a double taxation agreement and it is fully eligible for benefits under (A) one of the "Business Profits" or "Industrial and Commercial Profits "or "Other Income" provisions and (B) the "Interest" provision of that double taxation agreement.

Part 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)    Tax forms, documents or certificates to be delivered are: none

(b)    Other documents to be delivered are:

PARTY REQUIRED                                                                      COVERED BY
TO DELIVER      FORM/DOCUMENT/                              DATE BY WHICH           SECTION 3(D)
DOCUMENT        CERTIFICATE                                 TO BE DELIVERED         REPRESENTATION


Party A and     Appropriate evidence of                     On signing of this      Yes
Party B         its signatory's authority                   Agreement

Party B         Certified copy of                           On signing of this      Yes
                board resolution and                        Agreement
                constitutional documents

Party A         Legal opinion in form and substance         On signing of this      No
                satisfactory to Party B                     Agreement

Party B         Legal opinions from                         On signing of this      No
                Allen & Overy LLP                           Agreement

Party A         Credit Support Document in respect          On signing of this      Yes
                of Party A specified in Part 4(f)           Agreement
                of this Schedule


Part 4. MISCELLANEOUS

(a)    ADDRESSES FOR NOTICES.

       Address for notices or communications to Party A:

       For notices regarding operation, payment and confirmation only, notices should be sent to the branch set out in the relevant Confirmation (as may be amended from time to time) with a copy, in the case of notices or communications relating to Sections 5, 6, 7, 11 or 13, to:

       Address:        11 Madison Avenue
                       New York, NY 10010
                       USA

       Attention:      Tim W. Blake

       Facsimile  No.: +1 212 743 5833

       Address for notices or communications to Party B:

       Address:        35 Great St. Helen's
                       London
                       EC3A 6AP

       Attention:      The Secretary

       Facsimile  No.: 020 7398 6325

       With a copy to: (i) HBOS Treasury Services plc

       Address:        33 Old Broad Street
                       London
                       EC2N 1HZ

       Attention:      Senior Director, Securitisation

       Facsimile  No.: 020 7574 8303

                       (ii) the Master Issuer Security Trustee:

       Address:        The Bank of New York
                       One Canada Square
                       London
                       E14 5AL

       Attention:      Global Structured Finance -- Corporate Trust

       Facsimile No.:  020 7964 6061/6339

(b)    PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

       Party A appoints as its Process Agent:
       None.

       Party B appoints as its Process Agent:
       None.

(c)    OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)    MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

       Party A is a Multibranch Party and will act through the following
       Offices: London.

       Party B is not a Multibranch Party.

(e)    CALCULATION AGENT. The Calculation Agent is Party A.

(f)    CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

       In respect of Party A:The Credit Support Annex dated the date hereof between Party A and Party B.

       In respect of Party B:None.

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A, the guarantor under any Eligible Guarantee.

       Credit Support Provider means in relation to Party B, none.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with English law.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

Part 5. OTHER PROVISIONS

(a) NO SET-OFF

(i) All payments under this Agreement will be made without set-off or counterclaim, except as expressly provided for in Section 6.

(ii)   Section 6(e) will be amended by the deletion of the following sentence:

       "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(b) SECURITY INTEREST

Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Master Issuer Security Trustee (or any successor thereto) pursuant to and in accordance with the Master Issuer Deed of Charge and acknowledges notice of such assignment. Each of the parties hereby confirms and agrees that the Master Issuer Security Trustee will not be liable for any of the obligations of Party B hereunder.

(c) DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT

Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v), Section 5(a)(vii)(2), (4) (to the extent that it relates to actions taken by Party A or its Affiliates), (6), (7) and (9) and Section 5(a)(viii) will not apply in respect of Party B.

Section 5(a)(vii)(8) will not apply in respect of Party B to the extent that it applies to Section 5(a)(vii)(2), (4) (to the extent that it does not apply, as described above), (6) and (7).

Section 5(a)(v) will not apply in respect of Party A.

(d) DISAPPLICATION OF CERTAIN TERMINATION EVENTS

The "Tax Event Upon Merger" provision of Section 5(b)(iii) will not apply to Party A or to Party B.

The "Tax Event" provision of Section 5(b)(ii) will not apply to Party B and will apply to Party A, provided that the application and interpretation of
Section 5(b)(ii) shall be restricted to a Change in Tax Law, as defined below, as a result of which Party A has been or will be required to pay a Gross-Up Amount (or, as the case may be, a Liability Amount) under Section 2(d).

For these purposes "Change in Tax Law" means any enactment, promulgation, execution or ratification of, or any change in or amendment to, any law that occurs on or after the date on which the relevant Transaction is entered into.

(e) ADDITIONAL EVENT OF DEFAULT

The following will constitute an additional Event of Default with respect to Party B:

"NOTE ACCELERATION NOTICE. A Note Acceleration Notice is served on Party B in relation to the Relevant Notes."

(f) RATINGS EVENT

(i) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-1+" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") (an "INITIAL S&P RATING EVENT"), then Party A will at its own cost either:

       (A) within 10 days of the Initial S&P Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex, provided that such posting of collateral shall be subject to (i) if required by S&P at the time of such posting, Party A obtaining legal opinions satisfactory to S&P in relation to such posting and (ii) if the short-term, unsecured and unsubordinated debt obligations or the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-2" or "BBB+", respectively, by S&P, the monthly valuation of Party B's Exposure (as defined in the Credit Support Annex), by two independent third parties that would be eligible and willing to be transferees of Party A's benefits and obligations under this Agreement, on the following basis: (x) the valuation may only be obtained from the same entity up to four times in any twelve month period; (y) Party B's Exposure, for the purposes of collateral posting in accordance with the Credit Support Annex shall be deemed to be equal to the highest of the higher of the two independent third party valuations bids and the amount calculated in accordance with the Credit Support Annex; and (z) Party A shall provide S&P with the two monthly independent third party valuations and its calculations pursuant to Paragraph 3(b) of the Credit Support Annex in relation to the day on which the monthly independent third party valuations are obtained; or

       within 30 days of the occurrence of such Initial S&P Rating Event:

       (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A-1+" by S&P or S&P otherwise confirms that such transfer would maintain the rating of the Relevant Notes by S&P at, or restore the rating of the Relevant Notes by S&P to, the level it would have been at immediately prior to such Initial S&P Rating Event);

       (C) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A-1+" by S&P or S&P otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Initial S&P Rating Event); or

       (D) take such other action as Party A may agree with S&P as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial S&P Rating Event.

       If any of paragraphs (i)(B), (i)(C) or (i)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(ii) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-3" by S&P (such event, a "SUBSEQUENT S&P RATING EVENT"), then Party A will, within 10 days of the occurrence of such Subsequent S&P Rating Event, at its own cost either:

       (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A-1+" by S&P or S&P otherwise confirms that such transfer would maintain the rating of the Relevant Notes by S&P at, or restore the rating of the Relevant Notes by S&P to, the level it would have been at immediately prior to such Subsequent S&P Rating Event);

       (B) take such other action as Party A may agree with S&P as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Subsequent S&P Rating Event; or

       (C) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A-1+" by S&P or S&P otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Subsequent S&P Rating Event), and, if, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to paragraph (i)(A) above following an Initial S&P Rating Event, it will continue to post collateral notwithstanding the occurrence of a Subsequent S&P Rating Event until such time as any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above have been satisfied.

       If any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iii)  If:

       (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A1" (or its equivalent) by Moody's; or

       (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "Prime-1" (or its equivalent) by Moody's,

       (the ratings referred to in (A) and (B) above being the "FIRST TRIGGER REQUIRED RATINGS" and such cessation being an "INITIAL MOODY'S RATING EVENT"), then Party A will at its own cost either:

       (1) within 10 days of an Initial Moody's Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

       within 30 days of the occurrence of such Initial Moody's Rating Event:

       (2) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

       (3) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

       (4)   take such other action as Party A may agree with Moody's.

       If any of paragraphs (iii)(2), (iii)(3) or (iii)(4) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iii)(1) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iv)   If:

       (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "A3" (or its equivalent) by Moody's; or

       (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "Prime-2" (or its equivalent) by Moody's,

       (the ratings referred to in (A) and (B) above being the "SECOND TRIGGER REQUIRED RATINGS" and such cessation being a "SUBSEQUENT MOODY'S RATING EVENT"), then Party A will:

       (1) on a reasonable efforts basis, as soon as reasonably practicable after the occurrence of such Subsequent Moody's Rating Event, at its own cost, either:

             (aa)transfer all of its rights and obligations with respect to this
                 Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

             (bb)procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

             (cc)take such other action as Party A may agree with Moody's; and

       (2) provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex.

       If any of paragraphs (iv)(1)(aa), (bb) or (cc) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iv)(2) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

       For the purposes of paragraphs (iii) and (iv) of this Part 5(f), "REQUIRED RATINGS" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1" and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1", or such other ratings as may be agreed with Moody's from time to time.

       In relation to paragraphs (iii)(1) and (iv)(2) above, Party A will, upon receipt of reasonable notice from Moody's demonstrate to Moody's the calculation by Party A of the mark-to-market value of the outstanding Transactions. In relation to paragraph (iv)(2) above, Party A will, at its own cost, on receipt of reasonable notice from Moody's (which, for the avoidance of doubt, will be no less than 30 days) arrange a third party valuation of the mark-to-market value of the outstanding Transactions.

(v) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A+" (or its equivalent) by Fitch Ratings Ltd ("FITCH") or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F1" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (an "INITIAL FITCH RATING EVENT") then Party A will, at its own cost, either:

       (A) within 10 days of the Initial Fitch Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

       on a reasonable efforts basis within 30 days of the occurrence of such Initial Fitch Rating Event:

       (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such Initial Fitch Rating Event);

       (C) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Initial Fitch Rating Event); or

       (D) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial Fitch Rating Event.

       If any of paragraphs (v)(B), (v)(C) or (v)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vi) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB+" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F2" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (a "FIRST SUBSEQUENT FITCH RATING EVENT") then Party A will either:

       (A) within 10 days of the First Subsequent Fitch Rating Event provide collateral in the form of cash or securities in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)); or

       (B) on a reasonable efforts basis within 30 days of the occurrence of such First Subsequent Fitch Rating Event, at its own cost, attempt either to:

             (1) transfer all of its rights and obligations with respect to this
                 Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event);

             (2) obtain a guarantee of its obligations with respect to this
                 Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event); or

             (3) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event.

       If any of paragraphs (vi)(B)(1), (2) or (3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above or paragraph
       (vi)(A) will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vii) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB-" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F3" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (a "SECOND SUBSEQUENT FITCH RATING EVENT") then Party A will, on a reasonable efforts basis within 30 days of the occurrence of such Second Subsequent Fitch Rating Event, at its own cost, attempt either to:

       (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event);

       (B) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event); or

       (C) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event.

       Pending compliance with any of paragraphs (vii)(A), (B) or (C) above, Party A will provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)). If any of paragraphs
       (vii)(A), (B) or (C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A under the Credit Support Annex will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(viii) (A)   If Party A does not take any of the measures described in paragraph
             (i) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected
             Transactions.

       (B) If, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to paragraph (i)(A) above and fails to continue to post collateral pending compliance with any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the later of the tenth day following such Subsequent S&P Rating Event and the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions. Further, it will constitute an Additional Termination Event with respect to Party A if, even if it is posting collateral as required by paragraph (ii) above and notwithstanding Section 5(a)(ii), Party A does not take any of the measures described in paragraphs (ii)(A),
             (ii)(B) or (ii)(C) above. Such Additional Termination Event will be deemed to have occurred on the tenth day following the Subsequent S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (C)   If Party A does not take any of the measures described in paragraph
             (iii)(1), (2), (3) or (4) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the thirtieth day following the occurrence of such Initial Moody's Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (D)   If Party A does not take the measures described in paragraph
             (iv)(1) above, such failure will not give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the thirtieth day following such

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

             Subsequent Moody's Rating Event and provided that (i) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(g) below and/or
             (ii) at least one entity with the First Trigger Required Ratings and/or the Second Trigger Required Ratings has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement.

       (E) If Party A does not take the measures described in paragraph (v) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (F) If Party A does not take the measures described in paragraph (vi) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the First Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (G)   If Party A does not, pending compliance with any of paragraphs
             (vii)(A), (B) or (C), continue to comply with the terms of the Credit Support Annex, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the tenth day following such Second Subsequent Fitch Rating Event with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the above requirements, Party A has failed, within 30 days following such Second Subsequent Fitch Rating Event, to either transfer as described in paragraph
             (vii)(A), find a guarantor as described in paragraph (vii)(B) or take such other action as described in paragraph (vii)(C). Such Additional Termination Event will be deemed to have occurred on the thirtieth day following such Second Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (H) In the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event or Event of Default under this Part 5(f) if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible, as determined by Party B in its sole and absolute discretion, the economic, legal and credit terms of the Terminated Transactions with Party A, and Party B has acquired the Master Issuer Security Trustee's prior written consent. The reasonable costs incurred by Party B arising directly from Party B finding or attempting to find such a replacement counterparty will be reimbursed by Party A.

Each of Party B and the Master Issuer Security Trustee will use their reasonable endeavours to co-operate with Party A in entering into such documents as may reasonably be requested by Party A in connection with the provision of such collateral pursuant to this Part 5(f).

(g) TRANSFER POLICY

Section 7 of this Agreement (except Section 7(b)) will not apply to Party A, who will be required to comply with, and will be bound by, the following:

Without prejudice to Section 6(b)(ii) as amended in this Schedule, Party A may transfer all (but not part only) of its interests and obligations in and under this Agreement to any of its Affiliates or, with the prior written consent of Party B, such consent not to be unreasonably withheld, to any other entity (each such

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

Affiliate or entity a "TRANSFEREE") upon providing five Business Days' prior written notice to the Note Trustee, provided that:

(xi) the Transferee's short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and its long-term, unsecured and unsubordinated debt obligations are then rated not less than "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and whose long-term, unsecured and unsubordinated debt obligations are then rated not less than "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency);

(xii) the Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Party A would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Transferee would be required to make additional payments pursuant to Section 2(d)(i)(4) corresponding to such excess;

(xiii) a Termination Event or Event of Default does not occur as a result of such transfer;

(xiv) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

(xv) the Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.

With respect to paragraph (ii) above, each party agrees to make such Payee Tax Representations and Payer Tax Representations as may reasonably be requested by the other party in order to reasonably satisfy such other party that such withholding or deduction will not occur and that no deductibility issues will arise.

Following the transfer, all references to Party A (or its Credit Support Provider, as applicable) will be deemed to be references to the Transferee.

Save as otherwise provided for in this Agreement and notwithstanding Section 7, Party A will not be permitted to transfer (by way of security or otherwise) this Agreement nor any interest or obligation in or under this Agreement without the prior written consent of the Master Issuer Security Trustee.

If, as contemplated by Part 5(g) above, an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer, Party B shall (at Party A's cost) at Party A's written request, take any reasonable steps required to be taken by it to effect such transfer.

(h)    ADDITIONAL REPRESENTATION

Section 3 is amended by the addition at the end thereof of the following additional representations (provided that the representation in Section 3(h) will be made by Party A only):

       "(g) NO AGENCY. It is entering into this Agreement, including each Transaction, as principal and not as agent of any person or entity.

       (h) PARI PASSU. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

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

(i)    RECORDING OF CONVERSATIONS

Each party to this Agreement (i) consents to the recording of the telephone conversations of trading, marketing and operations personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and (iii) agrees that in any Proceedings it will not object to the introduction of such recordings in evidence on the ground that consent was not properly given.

(j)    RELATIONSHIP BETWEEN THE PARTIES

The Agreement is amended by the insertion after Section 14 of an additional
Section 15, reading in its entirety as follows:

"15.   RELATIONSHIP BETWEEN THE PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) NON RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

(c) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser for it in respect of that Transaction."

(k) TAX

The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

"(d)   Deduction or Withholding for Tax

(i) Requirement to Withhold

       All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "DEDUCTING PARTY"):

       (1)   will promptly notify the other party ("Y") of such requirement;

       (2) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

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

       (3) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

       (4) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "GROSS UP AMOUNT") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

(ii)   Liability

       If:

       (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax; and

       (2)   X does not so deduct or withhold; and

       (3)   a liability resulting from such Tax is assessed directly against X,

       then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "LIABILITY AMOUNT") (including any related liability for interest and penalties) together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in
       Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

(iii)  Tax Credit etc.

       Where Party A pays an amount in accordance with Section 2(d)(i)(4) above, Party B undertakes as follows:

       (1) to the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment (a "TAX CREDIT"), it will pay to Party A as soon as practical after receipt of the same so much of the cash benefit (as calculated below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required;

       (2) the "cash benefit" will, in the case of a Tax credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in clause (1) above but for the obtaining by it of the said Tax credit, allowance or set-off and, in the case of a repayment, will be the amount of the repayment together, in either case, with any related interest, repayment supplement or similar payment obtained by Party B; and

       (3) it will use all reasonable endeavours to obtain any Tax Credit as soon as is reasonably practicable provided that it will be the sole judge of the amount of such Tax Credit and of the date on which the same is received and will not be obliged to disclose to Party A any information relating to its tax affairs or tax computations save that Party B will, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received."

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(l) SECURITY, ENFORCEMENT AND LIMITED RECOURSE

(i) Party A agrees with Party B and the Master Issuer Security Trustee to be bound by the terms of the Master Issuer Deed of Charge and, in particular, confirms that: (A) no sum will be payable by or on behalf of Party B to it except in accordance with the provisions of the Master Issuer Deed of Charge; and (B) it will not take any steps for the winding up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B, subject to the provisions of the Master Issuer Deed of Charge.

(ii) In relation to all sums due and payable by Party B to Party A, Party A agrees that (without prejudice to its rights to have collateral returned to it in accordance with the provisions of the Credit Support Annex) it will have recourse only to Master Issuer Available Funds, but always subject to the order of priority of payments set out in the Master Issuer Cash Management Agreement and the Master Issuer Deed of Charge.

(m) CONDITION PRECEDENT

Section 2(a)(iii) will be amended by the deletion of the words "a Potential Event of Default" in respect of obligations of Party A only.

(n) REPRESENTATIONS

Section 3(b) will be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(o) ADDITIONAL DEFINITIONS

Words and expressions defined in the Amended and Restated Master Definitions and Construction Schedule (the "MASTER SCHEDULE") and the Amended and Restated Master Issuer Master Definitions and Construction Schedule (the "MASTER ISSUER SCHEDULE") (together the "MASTER DEFINITIONS SCHEDULE") signed on or about 1 March 2007 will, except so far as the context otherwise requires, have the same meaning in this Agreement. In the event of any inconsistency between the definitions in this Agreement and in the Master Definitions Schedule the definitions in this Agreement will prevail. In the event of any inconsistency between the Master Schedule and the Master Issuer Schedule, the Master Issuer Schedule will prevail. The rules of interpretation set out in the Master Definitions Schedule will apply to this Agreement. Any subsequent amendment made to the Master Definitions Schedule will only be binding on Party A if Party A has agreed to such amendment.

(p) CHANGE OF ACCOUNT

Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:

"; provided that such new account will be in the same legal and tax jurisdiction as the original account and such new account, in the case of Party B, is held with a financial institution with a short-term, unsecured, unsubordinated and unguaranteed debt obligation rating of at least "Prime-1" (in the case of Moody's), "A-1+" (in the case of S&P) and "F1+" (in the case of Fitch) (or, if such financial institution is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)."

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

(q) MODIFICATIONS TO CLOSE-OUT PROVISIONS

       "Market Quotation" and "Second Method" will apply for the purpose of
       Section 6(e) of this Agreement.

       Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or (B) the Defaulting Party in respect of any Event of Default, paragraphs (i) to (vi) below shall apply:

       (i) definition of "MARKET QUOTATION" shall be deleted in its entirety and replaced as follows:

             "MARKET QUOTATION" means, with respect to one or more Terminated Transactions, an offer which is (1) a Firm Offer made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount, if any, that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B (taking into account any existing Credit Support Document with respect to the obligations of Party B) and such Reference Market-maker to enter into a transaction (the "REPLACEMENT TRANSACTION") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other.

       (ii) The definition of "SETTLEMENT AMOUNT" shall be deleted in its entirety and replaced with the following:

             "SETTLEMENT AMOUNT" means, with respect to any Early Termination Date, an amount (as determined by Party B; except that if Party B fails to make such determination promptly, Party A shall have the right to make such determination) equal to:

             (a) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling 30 Business Days after the day on which the Early Termination Date is designated (or such later day as Party B may specify in writing to Party A, which in any event will not be later than the Early Termination Date) (such day, the "LATEST SETTLEMENT AMOUNT DETERMINATION DAY"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation; or

             (b) If no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the Latest Settlement Amount Determination Day or if a Market Quotation would not (in the reasonable belief of Party B) produce a commercially reasonable result then Party B's Loss (whether positive or negative and without reference to any Unpaid amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

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

       (iii) Party B undertakes to use its reasonable efforts to obtain at least one Market Quotation before the Latest Settlement Amount Determination Day.

       (iv)  Party B will be deemed to have discharged its obligations under
             (iii) above if it requests Party A to obtain Market Quotations, where such request is made in writing within two Business Days after the day on which the Early Termination Date is designated.

       (v) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

       (vi) Party A shall have the right to obtain Market Quotations, without prior request by Party B, before the Latest Settlement Amount Determination Day.

       (vii) If the Settlement Amount is a negative number in circumstances where a payment is due to Party B from a Replacement Swap Counterparty), Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

             "SECOND METHOD AND MARKET QUOTATION" If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) due to a failure by Party A to make, when due, any payment under this Agreement, may be set off against any collateral held by Party B pursuant to the Credit Support Annex."

(r) CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this Agreement will not have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this will not affect any right or remedy of a third party which exists or is available apart from that Act.

(s) SCOPE OF AGREEMENT

The provisions of this Agreement shall not apply to any Transactions other than the Credit Support Annex attached hereto and the Currency Swap Transaction in respect of the Series 1 Class C Notes (the "RELEVANT NOTES") having a Trade Date of 21 February 2007 and entered into between Party A and Party B.


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

(t) DEFINITIONS

"ELIGIBLE GUARANTEE" means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a reputable international law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to withholding for Tax or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

"ELIGIBLE REPLACEMENT" means an entity (A) with the Moody's First Trigger Required Ratings and/or the Moody's Second Trigger Required Ratings or (B) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with the First Trigger Required Ratings and/or the Second Trigger Required Ratings.

                                       (D)

                                                               SERIES 2 CLASS A1

                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT

                            dated as of 26 July 2007

between

(1)    CREDIT SUISSE, LONDON BRANCH ("PARTY A");

(2)    PERMANENT MASTER ISSUER PLC ("PARTY B"); and

(3) THE BANK OF NEW YORK (the "MASTER ISSUER SECURITY TRUSTEE", which expression will include its successors and assigns and which has agreed to become a party to this Agreement solely for the purpose of taking the benefit of Parts 5(b) and 5(l) of this Schedule and assuming the obligations under the final paragraph of Part 5(f) of this Schedule).

Part 1. TERMINATION PROVISIONS

(a)    "SPECIFIED ENTITY" means in relation to Party A for the purpose of:-

       Section 5(a)(v), none

       Section 5(a)(vi), none

       Section 5(a)(vii), none

       Section 5(b)(iv), none

       and in relation to Party B for the purpose of:-

       Section 5(a)(v), none

       Section 5(a)(vi), none

       Section 5(a)(vii), none

       Section 5(b)(iv), none

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

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

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this Agreement:-

       (i)   Market Quotation will apply.

       (ii)  The Second Method will apply.

(g)    "TERMINATION CURRENCY" means Sterling.

(h) "ADDITIONAL TERMINATION EVENT" will apply. In addition to the Additional Termination Events set forth in Part 5(f)(viii) of this Schedule, the following will each constitute an Additional Termination Event:

       (i) The Additional Tax Representation (as defined in Part 2(b) of this Schedule), proves to have been incorrect or misleading in any material respect with respect to one or more Transactions (each an "AFFECTED TRANSACTION" for the purpose of this Additional Termination Event) when made or repeated or deemed to have been made or repeated. For the purpose of the foregoing Termination Event, the Affected Party will be Party A only.

       (ii) A redemption or purchase of the Relevant Notes occurs pursuant to Condition 5(F) (Optional Redemption or Purchase for Implementation of EU Capital Requirements Directive) of the terms and conditions thereof. For the purpose of the foregoing Termination Event: (A) for the purpose of Section 6(b)(iv), both parties will be Affected Parties; and (B) for the purpose of Section 6(e), the Affected Party will be Party B only. The Additional Termination Event specified in this paragraph will not apply in the ISDA Master Agreements relating to Class A notes.

Part 2. TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and
(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the Agreement, Party A makes the following representations (the "ADDITIONAL TAX REPRESENTATION"):

Party A either:

       (i)   will be resident for tax purposes in the United Kingdom; or

       (ii) is entering into each Transaction solely for the purposes of a trade (or part of a trade) carried on by it in the United Kingdom through a permanent establishment; or

       (iii) is resident in a jurisdiction with which the United Kingdom has a double taxation agreement and it is fully eligible for benefits under (A) one of the "Business Profits" or "Industrial and Commercial Profits "or "Other Income" provisions and (B) the "Interest" provision of that double taxation agreement.

Part 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)    Tax forms, documents or certificates to be delivered are: none

(b)    Other documents to be delivered are:

PARTY REQUIRED                                                     COVERED BY
TO DELIVER      FORM/DOCUMENT/                 DATE BY WHICH       SECTION 3(D)
DOCUMENT        CERTIFICATE                    TO BE DELIVERED     REPRESENTATION

Party A and     Appropriate evidence of        On signing of this  Yes
Party B         its signatory's authority      Agreement

Party B         Certified copy of              On signing of this  Yes
                board resolution and           Agreement
                constitutional documents

Party A         Legal opinion in form and      On signing of this  No
                substance satisfactory to      Agreement
                Party B
Party B         Legal opinions from            On signing of this  No
                Allen & Overy LLP              Agreement

Party A         Credit Support Document in     On signing of this  Yes
                respect of Party A specified   Agreement
                in Part 4(f) of this Schedule


Part 4. MISCELLANEOUS

(a)    ADDRESSES FOR NOTICES.

       Address for notices or communications to Party A:

       For notices regarding operation, payment and confirmation only, notices should be sent to the branch set out in the relevant Confirmation (as may be amended from time to time) with a copy, in the case of notices or communications relating to Sections 5, 6, 7, 11 or 13, to:

       Address:          11 Madison Avenue
                         New York, NY 10010
                         USA

       Attention:        Tim W. Blake

       Facsimile No.:    +1 212 743 5833

       Address for notices or communications to Party B:

       Address:          35 Great St. Helen's
                         London
                         EC3A 6AP

       Attention:        The Secretary

       Facsimile No.:    020 7398 6325

       With a copy to:   (i) HBOS Treasury Services plc

       Address:          33 Old Broad Street
                         London
                         EC2N 1HZ

       Attention:        Senior Director, Securitisation

       Facsimile No.:    020 7574 8303

                         (ii) the Master Issuer Security Trustee:

       Address:          The Bank of New York
                         One Canada Square
                         London
                         E14 5AL

       Attention:        Global Structured Finance - Corporate Trust

       Facsimile No.:    020 7964 6061/6339

(b)    PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

       Party A appoints as its Process Agent: None.

       Party B appoints as its Process Agent: None.

(c)    OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)    MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

       Party A is a Multibranch Party and will act through the following
       Offices: London.

       Party B is not a Multibranch Party.

(e)    CALCULATION AGENT. The Calculation Agent is Party A.

(f)    CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

       In respect of Party A: The Credit Support Annex dated the date hereof between Party A and Party B.

       In respect of Party B: None.

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A, the guarantor under any Eligible Guarantee.

       Credit Support Provider means in relation to Party B, none.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with English law.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

Part 5. OTHER PROVISIONS

(a)    NO SET-OFF

(i) All payments under this Agreement will be made without set-off or counterclaim, except as expressly provided for in Section 6.

(ii)   Section 6(e) will be amended by the deletion of the following sentence:

       "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(b)    SECURITY INTEREST

Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Master Issuer Security Trustee (or any successor thereto) pursuant to and in accordance with the Master Issuer Deed of Charge and acknowledges notice of such assignment. Each of the parties hereby confirms and agrees that the Master Issuer Security Trustee will not be liable for any of the obligations of Party B hereunder.

(c)    DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT

Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v), Section 5(a)(vii)(2), (4) (to the extent that it relates to actions taken by Party A or its Affiliates), (6), (7) and (9) and Section 5(a)(viii) will not apply in respect of Party B.

Section 5(a)(vii)(8) will not apply in respect of Party B to the extent that it applies to Section 5(a)(vii)(2), (4) (to the extent that it does not apply, as described above), (6) and (7).

Section 5(a)(v) will not apply in respect of Party A.

(d)    DISAPPLICATION OF CERTAIN TERMINATION EVENTS

The "Tax Event Upon Merger" provision of Section 5(b)(iii) will not apply to Party A or to Party B.

The "Tax Event" provision of Section 5(b)(ii) will not apply to Party B and will apply to Party A, provided that the application and interpretation of
Section 5(b)(ii) shall be restricted to a Change in Tax Law, as defined below, as a result of which Party A has been or will be required to pay a Gross-Up Amount (or, as the case may be, a Liability Amount) under Section 2(d).

For these purposes "Change in Tax Law" means any enactment, promulgation, execution or ratification of, or any change in or amendment to, any law that occurs on or after the date on which the relevant Transaction is entered into.

(e)    ADDITIONAL EVENT OF DEFAULT

The following will constitute an additional Event of Default with respect to Party B:

"NOTE ACCELERATION NOTICE. A Note Acceleration Notice is served on Party B in relation to the Relevant Notes."

(f)    RATINGS EVENT

(i) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-1+" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") (an "INITIAL S&P RATING EVENT"), then Party A will at its own cost either:

       (A) within 10 days of the Initial S&P Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex, provided that such posting of collateral shall be subject to (i) if required by S&P at the time of such posting, Party A obtaining legal opinions satisfactory to S&P in relation to such posting and (ii) if the short-term, unsecured and unsubordinated debt obligations or the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-2" or "BBB+", respectively, by S&P, the monthly valuation of Party B's Exposure (as defined in the Credit Support Annex), by two independent third parties that would be eligible and willing to be transferees of Party A's benefits and obligations under this Agreement, on the following basis: (x) the valuation may only be obtained from the same entity up to four times in any twelve month period; (y) Party B's Exposure, for the purposes of collateral posting in accordance with the Credit Support Annex shall be deemed to be equal to the highest of the higher of the two independent third party valuations bids and the amount calculated in accordance with the Credit Support Annex; and (z) Party A shall provide S&P with the two monthly independent third party valuations and its calculations pursuant to Paragraph 3(b) of the Credit Support Annex in relation to the day on which the monthly independent third party valuations are obtained; or

       within 30 days of the occurrence of such Initial S&P Rating Event:

       (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A-1+" by S&P or S&P otherwise confirms that such transfer would maintain the rating of the Relevant Notes by S&P at, or restore the rating of the Relevant Notes by S&P to, the level it would have been at immediately prior to such Initial S&P Rating Event);

       (C) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A-1+" by S&P or S&P otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Initial S&P Rating Event); or

       (D) take such other action as Party A may agree with S&P as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial S&P Rating Event.

       If any of paragraphs (i)(B), (i)(C) or (i)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(ii) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as

       "A-3" by S&P (such event, a "SUBSEQUENT S&P RATING EVENT"), then Party A will, within 10 days of the occurrence of such Subsequent S&P Rating Event, at its own cost either:

       (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A-1+" by S&P or S&P otherwise confirms that such transfer would maintain the rating of the Relevant Notes by S&P at, or restore the rating of the Relevant Notes by S&P to, the level it would have been at immediately prior to such Subsequent S&P Rating Event);

       (B) take such other action as Party A may agree with S&P as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Subsequent S&P Rating Event; or

       (C) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A-1+" by S&P or S&P otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Subsequent S&P Rating Event), and, if, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to paragraph (i)(A) above following an Initial S&P Rating Event, it will continue to post collateral notwithstanding the occurrence of a Subsequent S&P Rating Event until such time as any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above have been satisfied.

       If any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iii)  If:

       (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A1" (or its equivalent) by Moody's; or

       (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "Prime-1" (or its equivalent) by Moody's,

       (the ratings referred to in (A) and (B) above being the "FIRST TRIGGER REQUIRED RATINGS" and such cessation being an "INITIAL MOODY'S RATING EVENT"), then Party A will at its own cost either:

       (1) within 10 days of an Initial Moody's Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

       within 30 days of the occurrence of such Initial Moody's Rating Event:

       (2) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

       (3) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

       (4)   take such other action as Party A may agree with Moody's.

       If any of paragraphs (iii)(2), (iii)(3) or (iii)(4) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iii)(1) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iv)   If:

       (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "A3" (or its equivalent) by Moody's; or

       (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "Prime-2" (or its equivalent) by Moody's,

       (the ratings referred to in (A) and (B) above being the "SECOND TRIGGER REQUIRED RATINGS" and such cessation being a "SUBSEQUENT MOODY'S RATING EVENT"), then Party A will:

       (1) on a reasonable efforts basis, as soon as reasonably practicable after the occurrence of such Subsequent Moody's Rating Event, at its own cost, either:

             (aa)transfer all of its rights and obligations with respect to this
                 Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

             (bb)procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

             (cc)take such other action as Party A may agree with Moody's; and

       (2) provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex.

       If any of paragraphs (iv)(1)(aa), (bb) or (cc) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iv)(2) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

       For the purposes of paragraphs (iii) and (iv) of this Part 5(f), "REQUIRED RATINGS" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1" and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1", or such other ratings as may be agreed with Moody's from time to time.

       In relation to paragraphs (iii)(1) and (iv)(2) above, Party A will, upon receipt of reasonable notice from Moody's demonstrate to Moody's the calculation by Party A of the mark-to-market value of the outstanding Transactions. In relation to paragraph (iv)(2) above, Party A will, at its own cost, on receipt of reasonable notice from Moody's (which, for the avoidance of doubt, will be no less than 30 days) arrange a third party valuation of the mark-to-market value of the outstanding Transactions.

(v) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A+" (or its equivalent) by Fitch Ratings Ltd ("FITCH") or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F1" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (an "INITIAL FITCH RATING EVENT") then Party A will, at its own cost, either:

       (A) within 10 days of the Initial Fitch Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

       on a reasonable efforts basis within 30 days of the occurrence of such Initial Fitch Rating Event:

       (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such Initial Fitch Rating Event);

       (C) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Initial Fitch Rating Event); or

       (D) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial Fitch Rating Event.

       If any of paragraphs (v)(B), (v)(C) or (v)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vi) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB+" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F2" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (a "FIRST SUBSEQUENT FITCH RATING EVENT") then Party A will either:

       (A) within 10 days of the First Subsequent Fitch Rating Event provide collateral in the form of cash or securities in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)); or

       (B) on a reasonable efforts basis within 30 days of the occurrence of such First Subsequent Fitch Rating Event, at its own cost, attempt either to:

             (1) transfer all of its rights and obligations with respect to this
                 Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event);

             (2) obtain a guarantee of its obligations with respect to this
                 Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event); or

             (3) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event.

       If any of paragraphs (vi)(B)(1), (2) or (3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above or paragraph
       (vi)(A) will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vii) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB-" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F3" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (a "SECOND SUBSEQUENT FITCH RATING EVENT") then Party A will, on a reasonable efforts basis within 30 days of the occurrence of such Second Subsequent Fitch Rating Event, at its own cost, attempt either to:

       (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event);

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       (B)   obtain a guarantee of its obligations with respect to this
             Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event); or

       (C) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event.

       Pending compliance with any of paragraphs (vii)(A), (B) or (C) above, Party A will provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)). If any of paragraphs
       (vii)(A), (B) or (C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A under the Credit Support Annex will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(viii) (A)   If Party A does not take any of the measures described in paragraph
             (i) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected
             Transactions.

       (B) If, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to paragraph (i)(A) above and fails to continue to post collateral pending compliance with any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the later of the tenth day following such Subsequent S&P Rating Event and the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions. Further, it will constitute an Additional Termination Event with respect to Party A if, even if it is posting collateral as required by paragraph (ii) above and notwithstanding Section 5(a)(ii), Party A does not take any of the measures described in paragraphs (ii)(A),
             (ii)(B) or (ii)(C) above. Such Additional Termination Event will be deemed to have occurred on the tenth day following the Subsequent S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (C)   If Party A does not take any of the measures described in paragraph
             (iii)(1), (2), (3) or (4) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the thirtieth day following the occurrence of such Initial Moody's Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (D)   If Party A does not take the measures described in paragraph
             (iv)(1) above, such failure will not give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the thirtieth day following such

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

             Subsequent Moody's Rating Event and provided that (i) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(g) below and/or
             (ii) at least one entity with the First Trigger Required Ratings and/or the Second Trigger Required Ratings has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement.

       (E) If Party A does not take the measures described in paragraph (v) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (F) If Party A does not take the measures described in paragraph (vi) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the First Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (G)   If Party A does not, pending compliance with any of paragraphs
             (vii)(A), (B) or (C), continue to comply with the terms of the Credit Support Annex, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the tenth day following such Second Subsequent Fitch Rating Event with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the above requirements, Party A has failed, within 30 days following such Second Subsequent Fitch Rating Event, to either transfer as described in paragraph
             (vii)(A), find a guarantor as described in paragraph (vii)(B) or take such other action as described in paragraph (vii)(C). Such Additional Termination Event will be deemed to have occurred on the thirtieth day following such Second Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (H) In the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event or Event of Default under this Part 5(f) if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible, as determined by Party B in its sole and absolute discretion, the economic, legal and credit terms of the Terminated Transactions with Party A, and Party B has acquired the Master Issuer Security Trustee's prior written consent. The reasonable costs incurred by Party B arising directly from Party B finding or attempting to find such a replacement counterparty will be reimbursed by Party A.

Each of Party B and the Master Issuer Security Trustee will use their reasonable endeavours to co-operate with Party A in entering into such documents as may reasonably be requested by Party A in connection with the provision of such collateral pursuant to this Part 5(f).

(g)    TRANSFER POLICY

Section 7 of this Agreement (except Section 7(b)) will not apply to Party A, who will be required to comply with, and will be bound by, the following:

Without prejudice to Section 6(b)(ii) as amended in this Schedule, Party A may transfer all (but not part only) of its interests and obligations in and under this Agreement to any of its Affiliates or, with the prior written consent of Party B, such consent not to be unreasonably withheld, to any other entity (each such

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

Affiliate or entity a "TRANSFEREE") upon providing five Business Days' prior written notice to the Note Trustee, provided that:

(xvi) the Transferee's short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and its long-term, unsecured and unsubordinated debt obligations are then rated not less than "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and whose long-term, unsecured and unsubordinated debt obligations are then rated not less than "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency);

(xvii) the Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Party A would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Transferee would be required to make additional payments pursuant to Section 2(d)(i)(4) corresponding to such excess;

(xviii) a Termination Event or Event of Default does not occur as a result of such transfer;

(xix) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

(xx) the Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.

With respect to paragraph (ii) above, each party agrees to make such Payee Tax Representations and Payer Tax Representations as may reasonably be requested by the other party in order to reasonably satisfy such other party that such withholding or deduction will not occur and that no deductibility issues will arise.

Following the transfer, all references to Party A (or its Credit Support Provider, as applicable) will be deemed to be references to the Transferee.

Save as otherwise provided for in this Agreement and notwithstanding Section 7, Party A will not be permitted to transfer (by way of security or otherwise) this Agreement nor any interest or obligation in or under this Agreement without the prior written consent of the Master Issuer Security Trustee.

If, as contemplated by Part 5(g) above, an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer, Party B shall (at Party A's cost) at Party A's written request, take any reasonable steps required to be taken by it to effect such transfer.

(h)    ADDITIONAL REPRESENTATION

Section 3 is amended by the addition at the end thereof of the following additional representations (provided that the representation in Section 3(h) will be made by Party A only):

       "(g) NO AGENCY. It is entering into this Agreement, including each Transaction, as principal and not as agent of any person or entity.

       (h) PARI PASSU. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

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

(i)    RECORDING OF CONVERSATIONS

Each party to this Agreement (i) consents to the recording of the telephone conversations of trading, marketing and operations personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and (iii) agrees that in any Proceedings it will not object to the introduction of such recordings in evidence on the ground that consent was not properly given.

(j)    RELATIONSHIP BETWEEN THE PARTIES

The Agreement is amended by the insertion after Section 14 of an additional
Section 15, reading in its entirety as follows:

"15.   RELATIONSHIP BETWEEN THE PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) NON RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

(c) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser for it in respect of that Transaction."

(k)    TAX

The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

"(d)   Deduction or Withholding for Tax

(i)    Requirement to Withhold

       All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "DEDUCTING PARTY"):

       (1)   will promptly notify the other party ("Y") of such requirement;

       (2) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

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

       (3) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

       (4) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "GROSS UP AMOUNT") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

(ii)   Liability

       If:

       (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax; and

       (2)   X does not so deduct or withhold; and

       (3)   a liability resulting from such Tax is assessed directly against X,

       then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "LIABILITY AMOUNT") (including any related liability for interest and penalties) together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in
       Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

(iii)  Tax Credit etc.

       Where Party A pays an amount in accordance with Section 2(d)(i)(4) above, Party B undertakes as follows:

       (1) to the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment (a "TAX CREDIT"), it will pay to Party A as soon as practical after receipt of the same so much of the cash benefit (as calculated below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required;

       (2) the "cash benefit" will, in the case of a Tax credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in clause (1) above but for the obtaining by it of the said Tax credit, allowance or set-off and, in the case of a repayment, will be the amount of the repayment together, in either case, with any related interest, repayment supplement or similar payment obtained by Party B; and



       (3) it will use all reasonable endeavours to obtain any Tax Credit as soon as is reasonably practicable provided that it will be the sole judge of the amount of such Tax Credit and of the date on which the same is received and will not be obliged to disclose to Party A any information relating to its tax affairs or tax computations save that Party B will, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received."

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

(l)    SECURITY, ENFORCEMENT AND LIMITED RECOURSE

(i) Party A agrees with Party B and the Master Issuer Security Trustee to be bound by the terms of the Master Issuer Deed of Charge and, in particular, confirms that: (A) no sum will be payable by or on behalf of Party B to it except in accordance with the provisions of the Master Issuer Deed of Charge; and (B) it will not take any steps for the winding up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B, subject to the provisions of the Master Issuer Deed of Charge.

(ii) In relation to all sums due and payable by Party B to Party A, Party A agrees that (without prejudice to its rights to have collateral returned to it in accordance with the provisions of the Credit Support Annex) it will have recourse only to Master Issuer Available Funds, but always subject to the order of priority of payments set out in the Master Issuer Cash Management Agreement and the Master Issuer Deed of Charge.

(m)    CONDITION PRECEDENT

Section 2(a)(iii) will be amended by the deletion of the words "a Potential Event of Default" in respect of obligations of Party A only.

(n)    REPRESENTATIONS

Section 3(b) will be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(o)    ADDITIONAL DEFINITIONS

Words and expressions defined in the Amended and Restated Master Definitions and Construction Schedule (the "MASTER SCHEDULE") and the Amended and Restated Master Issuer Master Definitions and Construction Schedule (the "MASTER ISSUER SCHEDULE") (together the "MASTER DEFINITIONS SCHEDULE") signed on or about 1 March 2007 will, except so far as the context otherwise requires, have the same meaning in this Agreement. In the event of any inconsistency between the definitions in this Agreement and in the Master Definitions Schedule the definitions in this Agreement will prevail. In the event of any inconsistency between the Master Schedule and the Master Issuer Schedule, the Master Issuer Schedule will prevail. The rules of interpretation set out in the Master Definitions Schedule will apply to this Agreement. Any subsequent amendment made to the Master Definitions Schedule will only be binding on Party A if Party A has agreed to such amendment.

(p)    CHANGE OF ACCOUNT

Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:

"; provided that such new account will be in the same legal and tax jurisdiction as the original account and such new account, in the case of Party B, is held with a financial institution with a short-term, unsecured, unsubordinated and unguaranteed debt obligation rating of at least "Prime-1" (in the case of Moody's), "A-1+" (in the case of S&P) and "F1+" (in the case of Fitch) (or, if such financial institution is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)."

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

(q)    MODIFICATIONS TO CLOSE-OUT PROVISIONS

       "Market Quotation" and "Second Method" will apply for the purpose of
       Section 6(e) of this Agreement.

       Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or (B) the Defaulting Party in respect of any Event of Default, paragraphs (i) to (vi) below shall apply:

       (i) definition of "MARKET QUOTATION" shall be deleted in its entirety and replaced as follows:

             "MARKET QUOTATION" means, with respect to one or more Terminated Transactions, an offer which is (1) a Firm Offer made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount, if any, that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B (taking into account any existing Credit Support Document with respect to the obligations of Party B) and such Reference Market-maker to enter into a transaction (the "REPLACEMENT TRANSACTION") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other.

       (ii) The definition of "SETTLEMENT AMOUNT" shall be deleted in its entirety and replaced with the following:

             "SETTLEMENT AMOUNT" means, with respect to any Early Termination Date, an amount (as determined by Party B; except that if Party B fails to make such determination promptly, Party A shall have the right to make such determination) equal to:

             (a) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling 30 Business Days after the day on which the Early Termination Date is designated (or such later day as Party B may specify in writing to Party A, which in any event will not be later than the Early Termination Date) (such day, the "LATEST SETTLEMENT AMOUNT DETERMINATION DAY"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation; or

             (b) If no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the Latest Settlement Amount Determination Day or if a Market Quotation would not (in the reasonable belief of Party B) produce a commercially reasonable

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

                 result then Party B's Loss (whether positive or negative and without reference to any Unpaid amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

       (iii) Party B undertakes to use its reasonable efforts to obtain at least one Market Quotation before the Latest Settlement Amount Determination Day.

       (iv)  Party B will be deemed to have discharged its obligations under
             (iii) above if it requests Party A to obtain Market Quotations, where such request is made in writing within two Business Days after the day on which the Early Termination Date is designated.

       (v) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

       (vi) Party A shall have the right to obtain Market Quotations, without prior request by Party B, before the Latest Settlement Amount Determination Day.

       (vii) If the Settlement Amount is a negative number in circumstances where a payment is due to Party B from a Replacement Swap Counterparty), Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

             "SECOND METHOD AND MARKET QUOTATION" If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2[C] of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) due to a failure by Party A to make, when due, any payment under this Agreement, may be set off against any collateral held by Party B pursuant to the Credit Support Annex."

(r)    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this Agreement will not have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this will not affect any right or remedy of a third party which exists or is available apart from that Act.

(s)    SCOPE OF AGREEMENT

The provisions of this Agreement shall not apply to any Transactions other than the Credit Support Annex attached hereto and the Currency Swap Transaction in respect of the Series 2 Class A1 Notes (the "RELEVANT NOTES") having a Trade Date of 21 February 2007 and entered into between Party A and Party B.

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

(t)    DEFINITIONS

"ELIGIBLE GUARANTEE" means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a reputable international law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to withholding for Tax or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

"ELIGIBLE REPLACEMENT" means an entity (A) with the Moody's First Trigger Required Ratings and/or the Moody's Second Trigger Required Ratings or (B) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with the First Trigger Required Ratings and/or the Second Trigger Required Ratings.

                                      (E)

                                                               SERIES 2 CLASS A2



                                   SCHEDULE

                                    TO THE

                               MASTER AGREEMENT


                           dated as of 26 July 2007

between


(1)    CREDIT SUISSE, LONDON BRANCH ("PARTY A");

(2)    PERMANENT MASTER ISSUER PLC ("PARTY B"); and

(3) THE BANK OF NEW YORK (the "MASTER ISSUER SECURITY TRUSTEE", which expression will include its successors and assigns and which has agreed to become a party to this Agreement solely for the purpose of taking the benefit of Parts 5(b) and 5(l) of this Schedule and assuming the obligations under the final paragraph of Part 5(f) of this Schedule).


Part 1. TERMINATION PROVISIONS

(a)    "SPECIFIED ENTITY" means in relation to Party A for the purpose of:

       Section 5(a)(v), none

       Section 5(a)(vi), none

       Section 5(a)(vii), none

       Section 5(b)(iv), none

       and in relation to Party B for the purpose of:

       Section 5(a)(v), none

       Section 5(a)(vi), none

       Section 5(a)(vii), none

       Section 5(b)(iv), none

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)    PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this
       Agreement:

       (i)   Market Quotation will apply.

       (ii)  The Second Method will apply.

(g)    "TERMINATION CURRENCY" means Sterling.

(h) "ADDITIONAL TERMINATION EVENT" will apply. In addition to the Additional Termination Events set forth in Part 5(f)(viii) of this Schedule, the following will each constitute an Additional Termination Event:

       (i) The Additional Tax Representation (as defined in Part 2(b) of this Schedule), proves to have been incorrect or misleading in any material respect with respect to one or more Transactions (each an "AFFECTED TRANSACTION" for the purpose of this Additional Termination Event) when made or repeated or deemed to have been made or repeated. For the purpose of the foregoing Termination Event, the Affected Party will be Party A only.

       (ii) A redemption or purchase of the Relevant Notes occurs pursuant to Condition 5(F) (Optional Redemption or Purchase for Implementation of EU Capital Requirements Directive) of the terms and conditions thereof. For the purpose of the foregoing Termination Event: (A) for the purpose of Section 6(b)(iv), both parties will be Affected Parties; and (B) for the purpose of Section 6(e), the Affected Party will be Party B only. The Additional Termination Event specified in this paragraph will not apply in the ISDA Master Agreements relating to Class A notes.

Part 2. TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and
(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the Agreement, Party A makes the following representations (the "ADDITIONAL TAX REPRESENTATION"):

Party A either:

       (i)   will be resident for tax purposes in the United Kingdom; or

       (ii) is entering into each Transaction solely for the purposes of a trade (or part of a trade) carried on by it in the United Kingdom through a permanent establishment; or

       (iii) is resident in a jurisdiction with which the United Kingdom has a double taxation agreement and it is fully eligible for benefits under (A) one of the "Business Profits" or "Industrial and Commercial Profits "or "Other Income" provisions and (B) the "Interest" provision of that double taxation agreement.

Part 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)    Tax forms, documents or certificates to be delivered are: none

(b)    Other documents to be delivered are:

PARTY REQUIRED                                                                         COVERED BY
TO DELIVER      FORM/DOCUMENT/                              DATE BY WHICH              SECTION 3(D)
DOCUMENT        CERTIFICATE                                 TO BE DELIVERED            REPRESENTATION


Party A and     Appropriate evidence of                     On signing of this         Yes
Party B         its signatory's authority                   Agreement

Party B         Certified copy of                           On signing of this         Yes
                board resolution and                        Agreement
                constitutional documents

Party A         Legal opinion in form and                   On signing of this         No
                substance satisfactory to Party B           Agreement

Party B         Legal opinions from                         On signing of this         No
                Allen & Overy LLP                           Agreement

Party A         Credit Support Document in respect          On signing of this         Yes
                of Party A specified in Part 4(f)           Agreement
                of this Schedule


Part 4. MISCELLANEOUS

(a)    ADDRESSES FOR NOTICES.

       Address for notices or communications to Party A:

       For notices regarding operation, payment and confirmation only, notices should be sent to the branch set out in the relevant Confirmation (as may be amended from time to time) with a copy, in the case of notices or communications relating to Sections 5, 6, 7, 11 or 13, to:

       Address:         11 Madison Avenue
                        New York, NY 10010
                        USA

       Attention:       Tim W. Blake

       Facsimile No.:   +1 212 743 5833

       Address for notices or communications to Party B:

       Address:         35 Great St. Helen's
                        London
                        EC3A 6AP

       Attention:       The Secretary

       Facsimile No.:   020 7398 6325

       With a copy to: (i) HBOS Treasury Services plc

       Address:         33 Old Broad Street
                        London
                        EC2N 1HZ

       Attention:       Senior Director, Securitisation

       Facsimile No.:   020 7574 8303

                        (ii) the Master Issuer Security Trustee:

       Address:         The Bank of New York
                        One Canada Square
                        London
                        E14 5AL

       Attention:       Global Structured Finance -- Corporate Trust

       Facsimile No.:   020 7964 6061/6339

(b)    PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

       Party A appoints as its Process Agent:
       None.

       Party B appoints as its Process Agent:
       None.

(c)    OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)    MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

       Party A is a Multibranch Party and will act through the following
       Offices: London.

       Party B is not a Multibranch Party.

(e)    CALCULATION AGENT. The Calculation Agent is Party A.

(f)    CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

       In respect of Party A: The Credit Support Annex dated the date hereof between Party A and Party B.

       In respect of Party B: None.

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A, the guarantor under any Eligible Guarantee.

       Credit Support Provider means in relation to Party B, none.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with English law.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

Part 5. OTHER PROVISIONS

(a) NO SET-OFF

(i) All payments under this Agreement will be made without set-off or counterclaim, except as expressly provided for in Section 6.

(ii)   Section 6(e) will be amended by the deletion of the following sentence:

       "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(b) SECURITY INTEREST

Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Master Issuer Security Trustee (or any successor thereto) pursuant to and in accordance with the Master Issuer Deed of Charge and acknowledges notice of such assignment. Each of the parties hereby confirms and agrees that the Master Issuer Security Trustee will not be liable for any of the obligations of Party B hereunder.

(c) DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT

Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v), Section 5(a)(vii)(2), (4) (to the extent that it relates to actions taken by Party A or its Affiliates), (6), (7) and (9) and Section 5(a)(viii) will not apply in respect of Party B.

Section 5(a)(vii)(8) will not apply in respect of Party B to the extent that it applies to Section 5(a)(vii)(2), (4) (to the extent that it does not apply, as described above), (6) and (7).

Section 5(a)(v) will not apply in respect of Party A.

(d) DISAPPLICATION OF CERTAIN TERMINATION EVENTS

The "Tax Event Upon Merger" provision of Section 5(b)(iii) will not apply to Party A or to Party B.

The "Tax Event" provision of Section 5(b)(ii) will not apply to Party B and will apply to Party A, provided that the application and interpretation of
Section 5(b)(ii) shall be restricted to a Change in Tax Law, as defined below, as a result of which Party A has been or will be required to pay a Gross-Up Amount (or, as the case may be, a Liability Amount) under Section 2(d).

For these purposes "Change in Tax Law" means any enactment, promulgation, execution or ratification of, or any change in or amendment to, any law that occurs on or after the date on which the relevant Transaction is entered into.

(e) ADDITIONAL EVENT OF DEFAULT

The following will constitute an additional Event of Default with respect to Party B:

"NOTE ACCELERATION NOTICE. A Note Acceleration Notice is served on Party B in relation to the Relevant Notes."

(f) RATINGS EVENT

(i) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-1+" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") (an "INITIAL S&P RATING EVENT"), then Party A will at its own cost either:

       (A) within 10 days of the Initial S&P Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex, provided that such posting of collateral shall be subject to (i) if required by S&P at the time of such posting, Party A obtaining legal opinions satisfactory to S&P in relation to such posting and (ii) if the short-term, unsecured and unsubordinated debt obligations or the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-2" or "BBB+", respectively, by S&P, the monthly valuation of Party B's Exposure (as defined in the Credit Support Annex), by two independent third parties that would be eligible and willing to be transferees of Party A's benefits and obligations under this Agreement, on the following basis: (x) the valuation may only be obtained from the same entity up to four times in any twelve month period; (y) Party B's Exposure, for the purposes of collateral posting in accordance with the Credit Support Annex shall be deemed to be equal to the highest of the higher of the two independent third party valuations bids and the amount calculated in accordance with the Credit Support Annex; and (z) Party A shall provide S&P with the two monthly independent third party valuations and its calculations pursuant to Paragraph 3(b) of the Credit Support Annex in relation to the day on which the monthly independent third party valuations are obtained; or

       within 30 days of the occurrence of such Initial S&P Rating Event:

       (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A-1+" by S&P or S&P otherwise confirms that such transfer would maintain the rating of the Relevant Notes by S&P at, or restore the rating of the Relevant Notes by S&P to, the level it would have been at immediately prior to such Initial S&P Rating Event);

       (C) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A-1+" by S&P or S&P otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Initial S&P Rating Event); or

       (D) take such other action as Party A may agree with S&P as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial S&P Rating Event.

       If any of paragraphs (i)(B), (i)(C) or (i)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(ii) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as

       "A-3" by S&P (such event, a "SUBSEQUENT S&P RATING EVENT"), then Party A will, within 10 days of the occurrence of such Subsequent S&P Rating Event, at its own cost either:

       (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A-1+" by S&P or S&P otherwise confirms that such transfer would maintain the rating of the Relevant Notes by S&P at, or restore the rating of the Relevant Notes by S&P to, the level it would have been at immediately prior to such Subsequent S&P Rating Event);

       (B) take such other action as Party A may agree with S&P as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Subsequent S&P Rating Event; or

       (C) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A-1+" by S&P or S&P otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Subsequent S&P Rating Event), and, if, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to paragraph (i)(A) above following an Initial S&P Rating Event, it will continue to post collateral notwithstanding the occurrence of a Subsequent S&P Rating Event until such time as any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above have been satisfied.

       If any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iii)  If:

       (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A1" (or its equivalent) by Moody's; or

       (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "Prime-1" (or its equivalent) by Moody's,

       (the ratings referred to in (A) and (B) above being the "FIRST TRIGGER REQUIRED RATINGS" and such cessation being an "INITIAL MOODY'S RATING EVENT"), then Party A will at its own cost either:

       (1) within 10 days of an Initial Moody's Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

             within 30 days of the occurrence of such Initial Moody's Rating
             Event:

       (2) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

       (3) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

       (4)   take such other action as Party A may agree with Moody's.

       If any of paragraphs (iii)(2), (iii)(3) or (iii)(4) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iii)(1) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iv)   If:

       (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "A3" (or its equivalent) by Moody's; or

       (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "Prime-2" (or its equivalent) by Moody's,

       (the ratings referred to in (A) and (B) above being the "SECOND TRIGGER REQUIRED RATINGS" and such cessation being a "SUBSEQUENT MOODY'S RATING EVENT"), then Party A will:

       (1) on a reasonable efforts basis, as soon as reasonably practicable after the occurrence of such Subsequent Moody's Rating Event, at its own cost, either:

             (aa)transfer all of its rights and obligations with respect to this
                 Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

             (bb)procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

             (cc)take such other action as Party A may agree with Moody's; and

       (2) provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex.

       If any of paragraphs (iv)(1)(aa), (bb) or (cc) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iv)(2) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

       For the purposes of paragraphs (iii) and (iv) of this Part 5(f), "REQUIRED RATINGS" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1" and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1", or such other ratings as may be agreed with Moody's from time to time.

       In relation to paragraphs (iii)(1) and (iv)(2) above, Party A will, upon receipt of reasonable notice from Moody's demonstrate to Moody's the calculation by Party A of the mark-to-market value of the outstanding Transactions. In relation to paragraph (iv)(2) above, Party A will, at its own cost, on receipt of reasonable notice from Moody's (which, for the avoidance of doubt, will be no less than 30 days) arrange a third party valuation of the mark-to-market value of the outstanding Transactions.

(v) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A+" (or its equivalent) by Fitch Ratings Ltd ("FITCH") or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F1" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (an "INITIAL FITCH RATING EVENT") then Party A will, at its own cost, either:

       (A) within 10 days of the Initial Fitch Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

       on a reasonable efforts basis within 30 days of the occurrence of such Initial Fitch Rating Event:

       (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such Initial Fitch Rating Event);

       (C) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Initial Fitch Rating Event); or

       (D) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial Fitch Rating Event.

       If any of paragraphs (v)(B), (v)(C) or (v)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vi) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB+" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F2" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (a "FIRST SUBSEQUENT FITCH RATING EVENT") then Party A will either:

       (A) within 10 days of the First Subsequent Fitch Rating Event provide collateral in the form of cash or securities in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)); or

       (B) on a reasonable efforts basis within 30 days of the occurrence of such First Subsequent Fitch Rating Event, at its own cost, attempt either to:

             (1) transfer all of its rights and obligations with respect to this
                 Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event);

             (2) obtain a guarantee of its obligations with respect to this
                 Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event); or

             (3) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event.

       If any of paragraphs (vi)(B)(1), (2) or (3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above or paragraph
       (vi)(A) will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vii) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB-" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F3" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (a "SECOND SUBSEQUENT FITCH RATING EVENT") then Party A will, on a reasonable efforts basis within 30 days of the occurrence of such Second Subsequent Fitch Rating Event, at its own cost, attempt either to:

       (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event);

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       (B)   obtain a guarantee of its obligations with respect to this
             Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if the long-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "A+" (or its equivalent) by Fitch and the short-term, unsecured and unsubordinated debt obligations of the third party are rated at least as high as "F1" (or its equivalent) by Fitch or Fitch otherwise confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event); or

       (C) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event.

       Pending compliance with any of paragraphs (vii)(A), (B) or (C) above, Party A will provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)). If any of paragraphs
       (vii)(A), (B) or (C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A under the Credit Support Annex will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(viii) (A)   If Party A does not take any of the measures described in paragraph
             (i) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected
             Transactions.

       (B) If, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to paragraph (i)(A) above and fails to continue to post collateral pending compliance with any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the later of the tenth day following such Subsequent S&P Rating Event and the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions. Further, it will constitute an Additional Termination Event with respect to Party A if, even if it is posting collateral as required by paragraph (ii) above and notwithstanding Section 5(a)(ii), Party A does not take any of the measures described in paragraphs (ii)(A),
             (ii)(B) or (ii)(C) above. Such Additional Termination Event will be deemed to have occurred on the tenth day following the Subsequent S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (C)   If Party A does not take any of the measures described in paragraph
             (iii)(1), (2), (3) or (4) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the thirtieth day following the occurrence of such Initial Moody's Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (D)   If Party A does not take the measures described in paragraph
             (iv)(1) above, such failure will not give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the thirtieth day following such

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             Subsequent Moody's Rating Event and provided that (i) at least one
             Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(g) below and/or
             (ii) at least one entity with the First Trigger Required Ratings and/or the Second Trigger Required Ratings has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement.

       (E) If Party A does not take the measures described in paragraph (v) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (F) If Party A does not take the measures described in paragraph (vi) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the First Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (G)   If Party A does not, pending compliance with any of paragraphs
             (vii)(A), (B) or (C), continue to comply with the terms of the Credit Support Annex, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the tenth day following such Second Subsequent Fitch Rating Event with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the above requirements, Party A has failed, within 30 days following such Second Subsequent Fitch Rating Event, to either transfer as described in paragraph
             (vii)(A), find a guarantor as described in paragraph (vii)(B) or take such other action as described in paragraph (vii)(C). Such Additional Termination Event will be deemed to have occurred on the thirtieth day following such Second Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (H) In the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event or Event of Default under this Part 5(f) if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible, as determined by Party B in its sole and absolute discretion, the economic, legal and credit terms of the Terminated Transactions with Party A, and Party B has acquired the Master Issuer Security Trustee's prior written consent. The reasonable costs incurred by Party B arising directly from Party B finding or attempting to find such a replacement counterparty will be reimbursed by Party A.

Each of Party B and the Master Issuer Security Trustee will use their reasonable endeavours to co-operate with Party A in entering into such documents as may reasonably be requested by Party A in connection with the provision of such collateral pursuant to this Part 5(f).

(g) TRANSFER POLICY

Section 7 of this Agreement (except Section 7(b)) will not apply to Party A, who will be required to comply with, and will be bound by, the following:

Without prejudice to Section 6(b)(ii) as amended in this Schedule, Party A may transfer all (but not part only) of its interests and obligations in and under this Agreement to any of its Affiliates or, with the prior written consent of Party B, such consent not to be unreasonably withheld, to any other entity (each such

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Affiliate or entity a "TRANSFEREE") upon providing five Business Days' prior written notice to the Note Trustee, provided that:

(xxi) the Transferee's short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and its long-term, unsecured and unsubordinated debt obligations are then rated not less than "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and whose long-term, unsecured and unsubordinated debt obligations are then rated not less than "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency);

(xxii) the Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Party A would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Transferee would be required to make additional payments pursuant to Section 2(d)(i)(4) corresponding to such excess;

(xxiii)a Termination Event or Event of Default does not occur as a result of such transfer;

(xxiv) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

(xxv) the Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.

With respect to paragraph (ii) above, each party agrees to make such Payee Tax Representations and Payer Tax Representations as may reasonably be requested by the other party in order to reasonably satisfy such other party that such withholding or deduction will not occur and that no deductibility issues will arise.

Following the transfer, all references to Party A (or its Credit Support Provider, as applicable) will be deemed to be references to the Transferee.

Save as otherwise provided for in this Agreement and notwithstanding Section 7, Party A will not be permitted to transfer (by way of security or otherwise) this Agreement nor any interest or obligation in or under this Agreement without the prior written consent of the Master Issuer Security Trustee.

If, as contemplated by Part 5(g) above, an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer, Party B shall (at Party A's cost) at Party A's written request, take any reasonable steps required to be taken by it to effect such transfer.

(h) ADDITIONAL REPRESENTATION

Section 3 is amended by the addition at the end thereof of the following additional representations (provided that the representation in Section 3(h) will be made by Party A only):

       "(g) NO AGENCY. It is entering into this Agreement, including each Transaction, as principal and not as agent of any person or entity.

       (h) PARI PASSU. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

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(i) RECORDING OF CONVERSATIONS

Each party to this Agreement (i) consents to the recording of the telephone conversations of trading, marketing and operations personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and (iii) agrees that in any Proceedings it will not object to the introduction of such recordings in evidence on the ground that consent was not properly given.

(j) RELATIONSHIP BETWEEN THE PARTIES

The Agreement is amended by the insertion after Section 14 of an additional
Section 15, reading in its entirety as follows:


"15.   RELATIONSHIP BETWEEN THE PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) NON RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

(c) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser for it in respect of that Transaction."

(k) TAX

The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

"(d)   Deduction or Withholding for Tax

(i)    Requirement to Withhold

       All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "DEDUCTING PARTY"):

       (1)   will promptly notify the other party ("Y") of such requirement;

       (2) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

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       (3)   will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

       (4) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "GROSS UP AMOUNT") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

(ii)   Liability

       If:

       (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax; and

       (2)   X does not so deduct or withhold; and

       (3)   a liability resulting from such Tax is assessed directly against X,

       then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "LIABILITY AMOUNT") (including any related liability for interest and penalties) together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in
       Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

(iii)  Tax Credit etc.

       Where Party A pays an amount in accordance with Section 2(d)(i)(4) above, Party B undertakes as follows:

       (1) to the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment (a "TAX CREDIT"), it will pay to Party A as soon as practical after receipt of the same so much of the cash benefit (as calculated below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required;

       (2) the "cash benefit" will, in the case of a Tax credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in clause (1) above but for the obtaining by it of the said Tax credit, allowance or set-off and, in the case of a repayment, will be the amount of the repayment together, in either case, with any related interest, repayment supplement or similar payment obtained by Party B; and

       (3) it will use all reasonable endeavours to obtain any Tax Credit as soon as is reasonably practicable provided that it will be the sole judge of the amount of such Tax Credit and of the date on which the same is received and will not be obliged to disclose to Party A any information relating to its tax affairs or tax computations save that Party B will, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received."

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(l) SECURITY, ENFORCEMENT AND LIMITED RECOURSE

(i) Party A agrees with Party B and the Master Issuer Security Trustee to be bound by the terms of the Master Issuer Deed of Charge and, in particular, confirms that: (A) no sum will be payable by or on behalf of Party B to it except in accordance with the provisions of the Master Issuer Deed of Charge; and (B) it will not take any steps for the winding up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B, subject to the provisions of the Master Issuer Deed of Charge.

(ii) In relation to all sums due and payable by Party B to Party A, Party A agrees that (without prejudice to its rights to have collateral returned to it in accordance with the provisions of the Credit Support Annex) it will have recourse only to Master Issuer Available Funds, but always subject to the order of priority of payments set out in the Master Issuer Cash Management Agreement and the Master Issuer Deed of Charge.

(m) CONDITION PRECEDENT

Section 2(a)(iii) will be amended by the deletion of the words "a Potential Event of Default" in respect of obligations of Party A only.

(n) REPRESENTATIONS

Section 3(b) will be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(o) ADDITIONAL DEFINITIONS

Words and expressions defined in the Amended and Restated Master Definitions and Construction Schedule (the "MASTER SCHEDULE") and the Amended and Restated Master Issuer Master Definitions and Construction Schedule (the "MASTER ISSUER SCHEDULE") (together the "MASTER DEFINITIONS SCHEDULE") signed on or about 1 March 2007 will, except so far as the context otherwise requires, have the same meaning in this Agreement. In the event of any inconsistency between the definitions in this Agreement and in the Master Definitions Schedule the definitions in this Agreement will prevail. In the event of any inconsistency between the Master Schedule and the Master Issuer Schedule, the Master Issuer Schedule will prevail. The rules of interpretation set out in the Master Definitions Schedule will apply to this Agreement. Any subsequent amendment made to the Master Definitions Schedule will only be binding on Party A if Party A has agreed to such amendment.

(p) CHANGE OF ACCOUNT

Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:

"; provided that such new account will be in the same legal and tax jurisdiction as the original account and such new account, in the case of Party B, is held with a financial institution with a short-term, unsecured, unsubordinated and unguaranteed debt obligation rating of at least "Prime-1" (in the case of Moody's), "A-1+" (in the case of S&P) and "F1+" (in the case of Fitch) (or, if such financial institution is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)."

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(q)    MODIFICATIONS TO CLOSE-OUT PROVISIONS

       "Market Quotation" and "Second Method" will apply for the purpose of
       Section 6(e) of this Agreement.

       Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or (B) the Defaulting Party in respect of any Event of Default, paragraphs (i) to (vi) below shall apply:

       (i) definition of "MARKET QUOTATION" shall be deleted in its entirety and replaced as follows:

             "MARKET QUOTATION" means, with respect to one or more Terminated Transactions, an offer which is (1) a Firm Offer made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount, if any, that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B (taking into account any existing Credit Support Document with respect to the obligations of Party B) and such Reference Market-maker to enter into a transaction (the "REPLACEMENT TRANSACTION") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other.

       (ii) The definition of "SETTLEMENT AMOUNT" shall be deleted in its entirety and replaced with the following:

             "SETTLEMENT AMOUNT" means, with respect to any Early Termination Date, an amount (as determined by Party B; except that if Party B fails to make such determination promptly, Party A shall have the right to make such determination) equal to:

             (a) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling 30 Business Days after the day on which the Early Termination Date is designated (or such later day as Party B may specify in writing to Party A, which in any event will not be later than the Early Termination Date) (such day, the "LATEST SETTLEMENT AMOUNT DETERMINATION DAY"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation; or

             (b) If no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the Latest Settlement Amount Determination Day or if a Market Quotation would not (in the reasonable belief of Party B) produce a commercially reasonable

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                 result then Party B's Loss (whether positive or negative and without reference to any Unpaid amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

       (iii) Party B undertakes to use its reasonable efforts to obtain at least one Market Quotation before the Latest Settlement Amount Determination Day.

       (iv)  Party B will be deemed to have discharged its obligations under
             (iii) above if it requests Party A to obtain Market Quotations, where such request is made in writing within two Business Days after the day on which the Early Termination Date is designated.

       (v) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

       (vi) Party A shall have the right to obtain Market Quotations, without prior request by Party B, before the Latest Settlement Amount Determination Day.

       (vii) If the Settlement Amount is a negative number in circumstances where a payment is due to Party B from a Replacement Swap Counterparty), Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

             "SECOND METHOD AND MARKET QUOTATION" If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) due to a failure by Party A to make, when due, any payment under this Agreement, may be set off against any collateral held by Party B pursuant to the Credit Support Annex."

(r) CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this Agreement will not have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this will not affect any right or remedy of a third party which exists or is available apart from that Act.

(s) SCOPE OF AGREEMENT

The provisions of this Agreement shall not apply to any Transactions other than the Credit Support Annex attached hereto and the Currency Swap Transaction in respect of the Series 2 Class A2 Notes (the "RELEVANT NOTES") having a Trade Date of 21 February 2007 and entered into between Party A and Party B.


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(t) DEFINITIONS

"ELIGIBLE GUARANTEE" means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a reputable international law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to withholding for Tax or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

"ELIGIBLE REPLACEMENT" means an entity (A) with the Moody's First Trigger Required Ratings and/or the Moody's Second Trigger Required Ratings or (B) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with the First Trigger Required Ratings and/or the Second Trigger Required Ratings.

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                                       (F)

                                                                SERIES 1 CLASS A

[Swap Provider as Party A]

PARAGRAPH 11. ELECTIONS AND VARIABLES

(a)    BASE CURRENCY AND ELIGIBLE CURRENCY.

       (i)    "BASE CURRENCY" means GBP.

              "ELIGIBLE CURRENCY" means the Base Currency and U.S. Dollars/Euro.

       It is agreed by the parties that where the Credit Support Amount is transferred in a currency other than the Base Currency, the Valuation Percentage for each item listed as Eligible Credit Support in Paragraph 11(b)(ii) shall be reduced by a percentage agreed by the parties and approved by the relevant Rating Agency ("ADDITIONAL VALUATION PERCENTAGE"), which, in the case of S&P, will be 6% or such lower percentage as agreed by the parties and approved by S&P. For the purpose of this Annex, references to the "RELEVANT RATING AGENCY" shall mean the Rating Agency whose criteria will be used to determine the amount of Eligible Credit Support that Party A is required to transfer to Party B following a credit ratings downgrade of Party A.

(b)    CREDIT SUPPORT OBLIGATIONS.

       (i)    DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

              (A) "DELIVERY AMOUNT" has the meaning specified in Paragraph 2(a), except that the words "upon a demand made by the Transferee on or promptly following a Valuation Date" shall be deleted and replaced by the words "on each Valuation Date".

              (B)    "RETURN AMOUNT" has the meaning specified in Paragraph
                     2(b).

              (C) "CREDIT SUPPORT AMOUNT" has the meaning given to such term in respect of the S&P Criteria, Moody's Criteria or Fitch Criteria, as applicable, as set out in Paragraph 11(h)(v) below. In circumstances where more than one of the Ratings Criteria apply to Party A, the Credit Support Amount shall be calculated by reference to the Ratings Criteria which would result in Party A transferring the greatest amount of Eligible Credit Support. Under no circumstances will Party A be required to transfer more Eligible Credit Support than the greatest amount calculated in accordance with the Ratings Criteria set out below.

       (ii) ELIGIBLE CREDIT SUPPORT. The following items will qualify as "ELIGIBLE CREDIT SUPPORT" for Party A:

                                                                    VALUATION PERCENTAGE
              (A)    cash in an Eligible Currency                   100 per cent.

              (B)    negotiable debt obligations issued by the      for the purposes of S&P, 98.5 per cent.; for
                     Government of the United Kingdom or            the purposes of Moody's, 98 per cent.; and
                     the United States of America (with local       for the purposes of Fitch, the Advance
                     and foreign currency issuer ratings equal to   Rate for the relevant type of obligation
                     or greater than "AA-" by S&P, "AA-" by         and time



                     Fitch and "Aa3" by Moody's) having             to maturity as specified in the
                     a remaining time to maturity of not more       Appendix hereto (as amended by Fitch
                     than one year;                                 from time to time) (the "ADVANCE RATE").

              (C)    negotiable debt obligations issued by the      for the purposes of S&P, 92 per cent.; for
                     Government of the United Kingdom or            the purposes of Moody's, 94 per cent.; and
                     the United States of America (with local       for the purposes of Fitch, the Advance
                     and foreign currency issuer ratings equal to   Rate.
                     or greater than "AA-" by S&P, "AA-" by
                     Fitch and "Aa3" by Moody's) having a
                     remaining time to maturity of more than
                     one year but not more than 5 years;

               (D)   negotiable debt obligations issued by the      for the purposes of S&P, 85.4 per cent.; for
                     Government of the United Kingdom or            the purposes of Moody's, 91 per cent.; and
                     the United States of America (with local       for the purposes of Fitch, the Advance
                     and foreign currency issuer ratings equal to   Rate.
                     or greater than "AA-" by S&P, "AA-" by
                     Fitch and "Aa3" by Moody's) having a
                     remaining time to maturity of more than 5
                     years but not more than 10 years;

              (E)    negotiable debt obligations issued by the      for the purposes of S&P, 77.5 per cent.; for
                     Government of the United Kingdom or            the purposes of Moody's, 77.5 per cent.;
                     the United States of America (with local       and for the purposes of Fitch, the Advance
                     and foreign currency issuer ratings equal to   Rate.
                     or greater than "AA-" by S&P, "AA-" by
                     Fitch and "Aa3" by Moody's) having a
                     remaining time to maturity of more than
                     10 years but not more than 15 years; or

              (F)    such other items as agreed between Party       such Valuation Percentage as agreed
                     A and the Rating Agencies, from time to        between Party A and the Rating Agencies
                     time, which Party B can lawfully receive       from time to time in respect of such
                     from, and transfer back to, Party A as         Eligible Credit Support.
                     required, that will qualify as Eligible
                     Credit Support.


              Where the ratings and/or the Valuation Percentages of the relevant Rating Agencies differ with respect to the same negotiable debt obligation, for the purposes of B to E above the lower of the ratings and/or the Valuation Percentages, as the case may be, shall apply.

       (iii)  THRESHOLDS.

              (A) "INDEPENDENT AMOUNT" means, for Party A and Party B, with respect to each Transaction, zero.

              (B)    "THRESHOLD" means, for Party A:

                     infinity, unless any of an Initial S&P Rating Event, a Subsequent S&P Rating Event, an Initial Moody's Rating Event, a Subsequent Moody's Rating Event, an Initial Fitch Rating Event, a First Subsequent Fitch Rating Event or a Second Subsequent Fitch Rating Event has occurred and is continuing and Party A has not taken alternative action as contemplated by Part 5(f) of the Schedule to the Agreement, in which case the Threshold for Party A shall be zero; and

                     "THRESHOLD" means, for Party B: infinity

              (C) "MINIMUM TRANSFER AMOUNT" means, with respect to Party A and Party B, GBP 50,000, provided that if (1) an Event of Default has occurred and is continuing in respect of which Party A is the Defaulting Party, or (2) an Additional Termination Event has occurred in respect of which Party A is an Affected Party, the Minimum Transfer Amount with respect to Party A shall be zero.

              (D) "ROUNDING". The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of GBP 10,000 respectively, subject to the maximum Return Amount being equal to the Credit Support Balance.

(c)    VALUATION AND TIMING.

       (i)    "VALUATION AGENT" means Party A in all circumstances.

       (ii)   "VALUATION DATE" means each Local Business Day.

       (iii) "VALUATION TIME" means the close of business on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

       (iv) "NOTIFICATION TIME" means by 4:00 p.m., London time, on a Local Business Day.

(d) EXCHANGE DATE. "EXCHANGE DATE" has the meaning specified in Paragraph 3(c)(ii).

(e)    DISPUTE RESOLUTION.

       (i) "RESOLUTION TIME" means 4:00 p.m., London time, on the Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 4.

       (ii) VALUE. For the purpose of Paragraphs 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, on the relevant date will be calculated as follows:

              (A) with respect to any Eligible Credit Support or Equivalent Credit Support comprising securities ("SECURITIES") the Base Currency Equivalent of the sum of:

                     (a) (x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable Valuation Percentage, or (y) where any Securities are not listed on a national securities exchange, the bid price for such Securities quoted as at the close of business on such date by any principal market maker (which shall not be and shall be independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage, or (z) if no such bid price is able to be obtained for such date under sub- paragraphs (x) or (y) above, the last bid price listed determined pursuant to sub-paragraph (x), or failing which sub-paragraph (y), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation Percentage; and

                     (b) the accrued interest where applicable on such Securities (except to the extent that such interest shall have been paid to the Transferor pursuant to Paragraph 5(c)(ii) or included in the applicable price referred to in Paragraph 11(e)(ii)(A)(a) above) as of such date, provided that it is understood that in no circumstances shall the Transferee be required to transfer a Return Amount in excess of the Credit Support Balance;

              (B) with respect to any Cash, the Base Currency Equivalent of the amount thereof; and

              (C) with respect to any Eligible Credit Support or Equivalent Credit Support other than Securities and Cash, the Base Currency Equivalent of the fair market value thereof on such date, as determined in any reasonable manner chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage.

       (iii)  ALTERNATIVE. The provisions of Paragraph 4 will apply.

(f)    DISTRIBUTION AND INTEREST AMOUNT.

       (i) INTEREST RATE. The "INTEREST RATE" in relation to each Eligible Currency specified below will be:


Eligible Currency    Interest Rate

USD For the relevant determination date, the effective federal funds rate in U.S. Dollars published on Telerate Page 118 or any successor page for the relevant day at the close of business in New York on such day.

EUR For the relevant determination date, "EONIA", which means the overnight rate as calculated by the European Central
                     Bank for such day, as set forth on Telerate Page 247 or any successor page.

GBP For the relevant determination date, "SONIA", which means the reference rate equal to the overnight rate as calculated by the Wholesale Markets Brokers' Association which appears on Telerate Page 3937 or any successor page under the heading "Sterling Overnight Index" as of
                     9.00 a.m., London time, on the first London Banking Day following that day.


       (ii) TRANSFER OF INTEREST AMOUNT. The transfer of the Interest Amount will be made on the first Local Business Day following the end of each calendar month, provided that: (1) Party B has earned and received such amount of interest, and (2) a Delivery Amount would not arise as a result of, or if already existing, would not be increased by, such transfer on such date or on any other Local Business Day on which Equivalent Credit Support is to be transferred to the Transferor pursuant to Paragraph 2(b).

       (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 5(c)(ii) will apply. For the purposes of calculating the Interest Amount the amount of interest calculated for each day of the Interest Period shall, with respect to any Eligible Currency, be compounded daily.

       (iv) INTEREST AMOUNT. The definition of "INTEREST AMOUNT" in Paragraph 10 shall be deleted and replaced with the following:

              "INTEREST AMOUNT" means, with respect to an Interest Period and each portion of the Credit Support Balance comprised of cash in an Eligible Currency, the sum of the amounts of interest determined for each day in that Interest Period by the Valuation Agent as follows:

              (x) the amount of such currency comprised in the Credit Support Balance at the close of business for general dealings in the relevant currency on such day (or, if such day is not a Local Business Day, on the immediately preceding Local Business Day); multiplied by

              (y)    the relevant Interest Rate; divided by

              (z)    360 (or in the case of Pounds Sterling, 365)."

       (v) "DISTRIBUTIONS" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would have received from time to time.

       (vi) "DISTRIBUTION DATE" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which a holder of such Eligible Credit Support would have received Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

(g)    ADDRESSES FOR TRANSFERS.

       Party A: To be advised.

       Party B: To be advised.

(h)    OTHER PROVISIONS.

       (i)    TRANSFER TIMING

              (A) The final paragraph of Paragraph 3(a) shall be deleted and replaced with the following:

                     "Subject to Paragraph 4, and unless otherwise specified, any transfer of Eligible Credit Support or Equivalent Credit Support (whether by the Transferor pursuant to Paragraph 2(a) or by the Transferee pursuant to Paragraph 2(b)) shall be made not later than the close of business on the Settlement Day."

              (B) The definition of Settlement Day shall be deleted and replaced with the following:

                     "SETTLEMENT DAY" means: in respect of a transfer of securities the first Local Business Day after the Demand Date on which settlement of a trade in the relevant securities, if effected on the Demand Date, would have occurred in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market on which such securities are principally traded (or, in either case, if there is not such customary practice, on the first Local Business Day after the Demand Date on which it is reasonably practicable to deliver such securities); and in respect of any other transfer the next Local Business Day after the Demand Date.

              (C)    For the purposes of this Paragraph 11(h)(i):

                     "DEMAND DATE" means, with respect to a transfer by a party:

                     (i) in the case of a transfer pursuant to Paragraph 2, Paragraph 3 or Paragraph 4(a)(2), the relevant Valuation Date (assuming that, in the case of any transfer to be made by the Transferee, the Transferee has received a demand on such date from the Transferor). For the purposes of Paragraph 2 and Paragraph 4(a)(2), the Transferor will be deemed to receive notice of the demand by the Transferee to make a transfer of Eligible Credit Support;

                     (ii) in the case of a transfer pursuant to Paragraph 3(c)(ii)(A), the date on which the Transferee has given its consent to the proposed exchange; and

                     (iii) in the case of a transfer pursuant to Paragraph 5(c)(i), the Distributions Date.

                     On each Demand Date the Transferor shall deliver to the Transferee and the Note Trustee a statement showing the amount of Eligible Credit Support to be delivered.

       (ii)   EARLY TERMINATION

              The heading of Paragraph 6 shall be deleted and replaced with "Early Termination", the words "or a Termination Event where all Transactions are Affected Transactions" shall be added after the word "party" in the second line of Paragraph 6, and the words "or an Affected Party" shall be added after the words "Defaulting Party" in the fourth line of Paragraph 6.

       (iii)  COSTS OF TRANSFER ON EXCHANGE

              Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer that it is required to make under this Annex) in connection with performing both its and the Transferee's obligations under this Annex, including but not limited to those involved in the transfer of Eligible Credit Support or Equivalent Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

       (iv)   SINGLE TRANSFEROR AND SINGLE TRANSFEREE

              Party A and Party B agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Transferee" as used in this Annex means only Party B, and (b) the term "Transferor" as used in this Annex means only Party A.

       (v) "RATINGS CRITERIA" means, for the purposes of determining the amount of Eligible Credit Support that Party A is required to transfer hereunder following a credit ratings downgrade where Party A has opted to or is required to transfer Eligible Credit Support in support of its obligations under the Agreement, the criteria used by S&P (as set out in S&P's Structured

              Finance reports entitled "Standard & Poor's Global Interest Rate and Currency Swap Counterparty Rating Criteria Expanded" dated 17 December 2003 and "Global Interest Rate and Currency Swaps:
              Calculating the Collateral Required Amount" dated 26 February
              2004) ("S&P CRITERIA"), the criteria used by Moody's as at the date of the Agreement ("MOODY'S CRITERIA") and/or the criteria used by Fitch (as set out in Fitch's Structured Finance Report entitled "Counterparty Risk in Structured Finance Transactions:
              Swap Criteria" dated 13 September 2004) ("FITCH CRITERIA"), in respect of each of which the definition of "Credit Support Amount" is set out below.

              MOODY'S CRITERIA

              "CREDIT SUPPORT AMOUNT" shall be calculated in accordance with the meaning specified in Paragraph 10, provided however, that the words "plus the Moody's Collateral Amount" shall be added after the words "Transferee's Exposure" in the second line thereof.

              For such purposes "MOODY'S COLLATERAL AMOUNT" shall mean with respect to a Valuation Date, an amount calculated in accordance with Appendix B attach hereto.

              S&P CRITERIA

              "CREDIT SUPPORT AMOUNT" shall mean an amount calculated in accordance with the following:

              The definition of "Exposure" in Paragraph 10 with respect to Party B shall be amended to mean the following:

              the sum of (A) the greater of zero and the aggregate of the Unadjusted Exposures calculated with respect to each Transaction plus (B) the aggregate Volatility Buffer Amount calculated with respect to all such Transactions;

              where, for purposes of the foregoing:

              (A) "UNADJUSTED EXPOSURE" means the Exposure of Party B as of any date of determination calculated in accordance with the definition of "Exposure" prior to amendment in accordance with the provisions of this Paragraph 11(h)(v);

              (B) "VOLATILITY BUFFER" means, with respect to any Transaction at any time, the applicable percentage as specified in the applicable table (taking into account the rating of the most senior class of Notes, the rating of the short term senior unsecured debt obligations of Party A and the remaining period to the Termination Date of each Transaction at the time such Volatility Buffer falls to be determined) set out in the publication by S&P dated 17 December 2003 entitled "Global Interest Rate and Currency Swaps:
              Counterparty Rating Criteria expanded" and the publication by S&P dated 26 February 2004 entitled "Global Interest Rate and Currency
              Swaps: Calculating the Collateral Required Amount"1:

              (C) "VOLATILITY BUFFER AMOUNT" means, with respect to any Transaction at any time, the applicable Volatility Buffer multiplied by the Notional Amount, in each case with respect to such Transaction at such time.

              (D) "SPECIFIED DEBT OBLIGATIONS" means unsecured and unsubordinated debt obligations.

              FITCH CRITERIA

              "CREDIT SUPPORT AMOUNT" shall mean at any time for the purposes of the Fitch Criteria with respect to a Transferor on a Valuation Date the result of the following formula:

                     max [MV plus VC x 105 per cent multiplied by N; 0]

              where:

              "MAX" means maximum;

              "MV" means the Transferee's Exposure;

              "VC" means the applicable volatility cushion at that time determined by reference to the table headed "Volatility Cushion (%)" appearing at the end of Appendix 2 to the Fitch Ratings Criteria (and for such purpose calculating the relevant Weighted Average Life assuming a zero prepayment rate and zero default rate in relation to the mortgages beneficially owned by Party B); and

              "N" means the Transaction Notional Amount at that time.

       (vi)   CALCULATIONS

              Paragraph 3(b) of this Annex shall be amended by inserting the words "and shall provide each party (or the other party, if the Valuation Agent is a party) with a description in reasonable detail of how such calculations were made, upon reasonable request" after the word "calculations" in the third line thereof.

       (vii)  DEMANDS AND NOTICES

              All demands, specifications and notices under this Annex will be made pursuant to Section 12 of this Agreement.

       (viii) EXPOSURE

              For the purpose of calculating Exposure pursuant to the meaning set out in Paragraph 10 of the Annex, the Valuation Agent shall, unless otherwise agreed in writing by the Rating Agencies, seek two quotations from Reference Market-makers, provided that if two Reference Market-makers are not available to provide a quotation, then fewer than two Reference Market-makers may be used for such purpose, and if no Reference Market-maker is available, then the Valuation Agent's estimate at mid-market will be used. Where more than one quotation is obtained, the quotation representing the greatest amount of the Transferee's Exposure shall be used by the Valuation Agent.

       (ix)   PARAGRAPH 6

              For the purposes of determining the Credit Support Balance pursuant to Paragraph 6, the definition of Value in Paragraph 10 shall be amended by deleting the words "multiplied by the applicable Valuation Percentage, if any" from sub-paragraphs
              (i)(A) and (i)(B).

       (x)    DISTRIBUTIONS

              "Distributions" has the meaning specified in Paragraph 10, except that the words "to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time" shall be deleted and replaced by the words "received by the Transferee in respect of such Eligible Credit Support".

              "Distribution Date" has the meaning specified in Paragraph 10, except that the words "a holder of such Eligible Credit Support is entitled to receive Distributions" shall be deleted and replaced by the words "Distributions are received by the Transferee".

       (xi)   DEFINITIONS

              As used in this Annex, the following terms shall mean:

              "FITCH" means Fitch Ratings Ltd and includes any successors thereto;

              "MOODY'S" means Moody's Investors Service Limited and includes any successors thereto;

              "RATING AGENCIES" means Moody's, S&P and Fitch;

              "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. and includes any successors thereto;

              "TRANSACTION" means the Series 1 Class A cross-currency swap transaction entered into between the parties on 21 February, 2007 under the Agreement.

              "TRANSACTION NOTIONAL AMOUNT" means, in respect of a Valuation Date, the Currency Amount applicable to Party A in respect of the Transaction as at such Valuation Date.

IN WITNESS WHEREOF the parties have signed this Annex as of the date first above written.



CREDIT SUISSE, LONDON BRANCH                PERMANENT MASTER ISSUER PLC

BY:.........................                BY:........................


TITLE:......................                TITLE:.....................


DATE:.......................                DATE:......................





THE BANK OF NEW YORK

BY:.........................


TITLE:......................

DATE:.......................


                                   APPENDIX A

                               FITCH ADVANCE RATES

                                                           NEGOTIABLE DEBT
                    NEGOTIABLE DEBT OBLIGATIONS  OBLIGATIONS ISSUED BY THE
                       ISSUED BY THE GOVERNMENT   GOVERNMENT OF THE UNITED
                      OF THE UNITED KINGDOM (%)      STATES OF AMERICA (%)
REMAINING MATURITY
(YEARS)
0-1                  98                            98.5
1-3                  96                            96.5
3-5                  94.5                          94.5
5-7                  93                            93
7-10                 92                            92
10-15                89                            90


                                   APPENDIX B

                                    TABLE 1A

                           MOODY'S COLLATERAL AMOUNT
                      FOLLOWING DOWNGRADE BY MOODY'S BELOW
                     MOODY'S FIRST TRIGGER REQUIRED RATINGS

With respect to a Valuation Date, "MOODY'S COLLATERAL AMOUNT" shall be determined as set out below (unless Party A is required to post collateral pursuant to Part 1(j)(d)(II) of the Schedule to the Agreement, in which case the provisions for determining the Moody's Collateral Amount in such circumstances are set out in Table 2A below):

(1) In the event Party A has not elected and is not required to post collateral pursuant to Part 1(j)(d)(I) of the Schedule, then the "Moody's Collateral Amount" shall be zero.

(2)    In the event Party A elects or is required to post collateral pursuant to
       Part 1(j)(d)(I) of the Schedule, then the "MOODY'S COLLATERAL AMOUNT" means, with respect to a Valuation Date and any Transaction which is an Interest Rate Swap Transaction which remains extant as at such Valuation Date, an amount equal to either:

       (A) the greater of (1) zero, and (2) the sum of (a) the MTM of all Transactions which are Interest Rate Swap Transactions which remain extant as at such Valuation Date (as determined by Party A in good faith on such Valuation Date) and (b) the lesser of (I) the sum of (x) 1.00% multiplied by the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date and (y) 10 multiplied by DV01 the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date, and (II) 2.5% multiplied by the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date; or

       (B) the greater of (1) zero, and (2) the sum of (a) the MTM of all Transactions which remain extant as at such Valuation Date (as determined by Party A in good faith on such Valuation Date) and (b) the product of
       (x) the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date and (y) the percentage specified in Table 1B below.

Party A shall, in its sole discretion, have the option to determine the Moody's Collateral Amount based upon either (A) or (B) above.

"DV01" means an estimate (as determined by Party A) of the change in the Secured Party's Exposure resulting from a one basis point change in the swap curve, as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant customary methodology used by the Valuation Agent.

                                    TABLE 1B

   WEIGHTED AVERAGE
     LIFE OF HEDGE
       IN YEARS
1 or less                                                                  1.10%
More than 1 but not more than 2                                            1.20%
More than 2 but not more than 3                                            1.30%
More than 3 but not more than 4                                            1.40%
More than 4 but not more than 5                                            1.50%
More than 5 but not more than 6                                            1.60%
More than 6 but not more than 7                                            1.60%
More than 7 but not more than 8                                            1.70%
More than 8 but not more than 9                                            1.80%
More than 9 but not more than 10                                           1.90%
More than 10 but not more than 11                                          1.90%
More than 11 but not more than 12                                          2.00%
More than 12 but not more than 13                                          2.10%
More than 13 but not more than 14                                          2.10%
More than 14 but not more than 15                                          2.20%
More than 15 but not more than 16                                          2.30%
More than 16 but not more than 17                                          2.30%
More than 17 but not more than 18                                          2.40%
More than 18 but not more than 19                                          2.40%
More than 19 but not more than 20                                          2.50%
More than 20 but not more than 21                                          2.50%
More than 21 but not more than 22                                          2.50%
More than 22 but not more than 23                                          2.50%
More than 23 but not more than 24                                          2.50%
More than 24 but not more than 25                                          2.50%
More than 25 but not more than 26                                          2.50%
More than 26 but not more than 27                                          2.50%
More than 27 but not more than 28                                          2.50%
More than 28 but not more than 29                                          2.50%
More than 29 but not more than 30                                          2.50%


                                    TABLE 2B

MOODY'S COLLATERAL AMOUNT
                      FOLLOWING DOWNGRADE BY MOODY'S BELOW
                     MOODY'S SECOND TRIGGER REQUIRED RATINGS

In the event Party A is required to post collateral pursuant to Part 5(f)(ii) of the Schedule to the Agreement, then the "MOODY'S COLLATERAL AMOUNT" means, with respect to a Valuation Date and any Transactions which are Interest Rate Swap Transactions which remain extant as at such Valuation Date, an amount equal to either:

(A) the greater of (1) zero, (2) the amount payable by Party A in respect of the next Floating Rate Payer Payment Date and (3) the sum of:

       (x) the MTM of all Transactions which are Interest Rate Swap Transactions which remain extant as at such Valuation Date (as determined by Party A in good faith on such Valuation Date); and

       (y) the lesser of (I) the sum of (a) 6% multiplied by the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date and (b) 30 multiplied by DV01, and (II) 11% multiplied by the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date; or

(B) the greater of (1) zero, (2) the amount payable by Party A in respect of the next Floating Rate Payer Payment Date and (3) the sum of (a) the MTM of all Transactions which remain extant as at such Valuation Date (as determined by Party A in good faith on such Valuation Date) and (b) the product of (x) the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date and (y) the percentage specified in Table 2B below.

Party A shall, in its sole discretion, have the option to determine the Moody's Collateral Amount based upon either (A) or (B) above.

"DVO1" means an estimate (as determined by Party A) of the change in the Secured Party's Exposure resulting from a one basis point change in the swap curve, as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant customary methodology used by the Valuation Agent.

                                    TABLE 2B

   WEIGHTED AVERAGE
     LIFE OF HEDGE
       IN YEARS
1 or less                                                                  6.10%
More than 1 but not more than 2                                            6.30%
More than 2 but not more than 3                                            6.40%
More than 3 but not more than 4                                            6.60%
More than 4 but not more than 5                                            6.70%
More than 5 but not more than 6                                            6.80%
More than 6 but not more than 7                                            7.00%
More than 7 but not more than 8                                            7.10%
More than 8 but not more than 9                                            7.20%
More than 9 but not more than 10                                           7.30%
More than 10 but not more than 11                                          7.40%
More than 11 but not more than 12                                          7.50%
More than 12 but not more than 13                                          7.60%
More than 13 but not more than 14                                          7.70%
More than 14 but not more than 15                                          7.80%
More than 15 but not more than 16                                          7.90%
More than 16 but not more than 17                                          8.00%
More than 17 but not more than 18                                          8.10%
More than 18 but not more than 19                                          8.20%
More than 19 but not more than 20                                          8.20%
More than 20 but not more than 21                                          8.30%
More than 21 but not more than 22                                          8.40%
More than 22 but not more than 23                                          8.50%
More than 23 but not more than 24                                          8.60%
More than 24 but not more than 25                                          8.60%
More than 25 but not more than 26                                          8.70%
More than 26 but not more than 27                                          8.80%
More than 27 but not more than 28                                          8.80%
More than 28 but not more than 29                                          8.90%
More than 29 but not more than 30                                          9.00%


                                       (G)

                                                                SERIES 1 CLASS B

[Swap Provider as Party A]

PARAGRAPH 11. ELECTIONS AND VARIABLES

(a)    BASE CURRENCY AND ELIGIBLE CURRENCY.

       (i)    "BASE CURRENCY" means GBP.

              "ELIGIBLE CURRENCY" means the Base Currency and U.S. Dollars/Euro.

       It is agreed by the parties that where the Credit Support Amount is transferred in a currency other than the Base Currency, the Valuation Percentage for each item listed as Eligible Credit Support in Paragraph 11(b)(ii) shall be reduced by a percentage agreed by the parties and approved by the relevant Rating Agency ("ADDITIONAL VALUATION PERCENTAGE"), which, in the case of S&P, will be 6% or such lower percentage as agreed by the parties and approved by S&P. For the purpose of this Annex, references to the "RELEVANT RATING AGENCY" shall mean the Rating Agency whose criteria will be used to determine the amount of Eligible Credit Support that Party A is required to transfer to Party B following a credit ratings downgrade of Party A.

(b)    CREDIT SUPPORT OBLIGATIONS.

       (i)    DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

              (A) "DELIVERY AMOUNT" has the meaning specified in Paragraph 2(a), except that the words "upon a demand made by the Transferee on or promptly following a Valuation Date" shall be deleted and replaced by the words "on each Valuation Date".

              (B)    "RETURN AMOUNT" has the meaning specified in Paragraph
                     2(b).

              (C) "CREDIT SUPPORT AMOUNT" has the meaning given to such term in respect of the S&P Criteria, Moody's Criteria or Fitch Criteria, as applicable, as set out in Paragraph 11(h)(v) below. In circumstances where more than one of the Ratings Criteria apply to Party A, the Credit Support Amount shall be calculated by reference to the Ratings Criteria which would result in Party A transferring the greatest amount of Eligible Credit Support. Under no circumstances will Party A be required to transfer more Eligible Credit Support than the greatest amount calculated in accordance with the Ratings Criteria set out below.

              (iii) Eligible Credit Support. The following items will qualify as "ELIGIBLE CREDIT SUPPORT" for Party A:

                                                                    VALUATION PERCENTAGE
       (G)    cash in an Eligible Currency                          100 per cent.

       (H)    negotiable debt obligations issued by the             for the purposes of S&P, 98.5 per cent.;
              Government of the United Kingdom or                   for the purposes of Moody's, 98 per cent.;
              the United States of America (with local              and for the purposes of Fitch, the
              and foreign currency issuer ratings equal             Advance Rate for the relevant type of
              to or greater than "AA-" by S&P, "AA"                 obligation and time to maturity as
              by Fitch and "Aa3" by Moody's) having                 specified in the Appendix hereto (as
              a remaining time to maturity of not                   amended by Fitch from time to time) (the
              more than one year;                                   "ADVANCE RATE").

                                        6


       (I)    negotiable debt obligations issued by the             for the purposes of S&P, 92 per cent.; for
              Government of the United Kingdom or                   the purposes of Moody's, 94 per cent.;
              the United States of America (with local              and for the purposes of Fitch, the
              and foreign currency issuer ratings equal             Advance Rate.
              to or greater than "AA-" by S&P, "AA"
              by Fitch and "Aa3" by Moody's) having
              a remaining time to maturity of more
              than one year but not more than 5 years;

       (J)    negotiable debt obligations issued by the             for the purposes of S&P, 85.4 per cent.;
              Government of the United Kingdom or                   for the purposes of Moody's, 91 per cent.;
              the United States of America (with local              and for the purposes of Fitch, the
              and foreign currency issuer ratings equal             Advance Rate.
              to or greater than "AA-" by S&P,
              "AA-" by Fitch and "Aa3" by Moody's)
              having a remaining time to maturity of
              more than 5 years but not more than 10
              years;

       (K)    negotiable debt obligations issued by the             for the purposes of S&P, 77.5 per cent.;
              Government of the United Kingdom or                   for the purposes of Moody's, 77.5 per
              the United States of America (with local              cent.; and for the purposes of Fitch, the
              and foreign currency issuer ratings equal             Advance Rate.
              to or greater than "AA-" by S&P,
              "AA-" by Fitch and "Aa3" by Moody's)
              having a remaining time to maturity of
              more than 10 years but not more than
              15 years; or

       (L)    such other items as agreed between Party              such Valuation Percentage as agreed
              A and the Rating Agencies, from time to               between Party A and the Rating Agencies
              time, which Party B can lawfully receive              from time to time in respect of such
              from, and transfer back to, Party A as                Eligible Credit Support.
              required, that will qualify as Eligible
              Credit Support.



              Where the ratings and/or the Valuation Percentages of the relevant Rating Agencies differ with respect to the same negotiable debt obligation, for the purposes of B to E above the lower of the ratings and/or the Valuation Percentages, as the case may be, shall apply.

       (iii)  THRESHOLDS.

              (B) "INDEPENDENT AMOUNT" means, for Party A and Party B, with respect to each Transaction, zero.

              (B)    "THRESHOLD" means, for Party A:

                     infinity, unless any of an Initial S&P Rating Event, a Subsequent S&P Rating Event, an Initial Moody's Rating Event, a Subsequent Moody's Rating Event, an Initial Fitch Rating Event, a First Subsequent Fitch Rating Event or a Second Subsequent Fitch Rating Event has occurred and is continuing and Party A has not taken alternative action as contemplated by Part 5(f) of the Schedule to the Agreement, in which case the Threshold for Party A shall be zero; and

                     "THRESHOLD" means, for Party B: infinity

              (C) "MINIMUM TRANSFER AMOUNT" means, with respect to Party A and Party B, GBP 50,000, provided that if (1) an Event of Default has occurred and is continuing in respect of which Party A is the Defaulting Party, or (2) an Additional Termination Event has occurred in respect of which Party A is an Affected Party, the Minimum Transfer Amount with respect to Party A shall be zero.

              (D) "ROUNDING". The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of GBP 10,000 respectively, subject to the maximum Return Amount being equal to the Credit Support Balance.

(c)    VALUATION AND TIMING.

       (i)    "VALUATION AGENT" means Party A in all circumstances.

       (ii)   "VALUATION DATE" means each Local Business Day.

       (iii) "VALUATION TIME" means the close of business on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

       (iv) "NOTIFICATION TIME" means by 4:00 p.m., London time, on a Local Business Day.

(d) EXCHANGE DATE. "EXCHANGE DATE" has the meaning specified in Paragraph 3(c)(ii).

(e)    DISPUTE RESOLUTION.

       (i) "RESOLUTION TIME" means 4:00 p.m., London time, on the Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 4.

       (ii) VALUE. For the purpose of Paragraphs 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, on the relevant date will be calculated as follows:

              (A) with respect to any Eligible Credit Support or Equivalent Credit Support comprising securities ("SECURITIES") the Base Currency Equivalent of the sum of:

                     (a) (x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable Valuation Percentage, or (y) where any Securities are not listed on a national securities exchange, the bid price for such Securities quoted as at the close of business on such date by any principal market maker (which shall not be and shall be independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage, or (z) if no such bid price is able to be obtained for such date under sub- paragraphs (x) or (y) above, the last bid price listed determined pursuant to sub-paragraph (x), or failing which sub-paragraph (y), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation Percentage; and

                 (b) the accrued interest where applicable on such Securities
                     (except to the extent that such interest shall have been paid to the Transferor pursuant to Paragraph 5(c)(ii) or included in the applicable price referred to in Paragraph 11(e)(ii)(A)(a) above) as of such date, provided that it is understood that in no circumstances shall the Transferee be required to transfer a Return Amount in excess of the Credit Support Balance;

             (B) with respect to any Cash, the Base Currency Equivalent of the amount thereof; and

             (C) with respect to any Eligible Credit Support or Equivalent
                 Credit Support other than Securities and Cash, the Base Currency Equivalent of the fair market value thereof on such date, as determined in any reasonable manner chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage.

       (iii) ALTERNATIVE. The provisions of Paragraph 4 will apply.

(f)    DISTRIBUTION AND INTEREST AMOUNT.

       (i) INTEREST RATE. The "INTEREST RATE" in relation to each Eligible Currency specified below will be:

       Eligible Currency    Interest Rate


       USD For the relevant determination date, the effective federal funds rate in U.S. Dollars published on Telerate Page 118 or any successor page for the relevant day at the close of business in New York on such day.

       EUR For the relevant determination date, "EONIA", which means the overnight rate as calculated by the European Central Bank for such day, as set forth on Telerate Page 247 or any successor page.

       GBP For the relevant determination date, "SONIA", which means the reference rate equal to the overnight rate as calculated by the Wholesale Markets Brokers' Association which appears on Telerate
                            Page 3937 or any successor page under the heading "Sterling Overnight Index" as of 9.00 a.m., London time, on the first London Banking Day following that day.

       (ii) TRANSFER OF INTEREST AMOUNT. The transfer of the Interest Amount will be made on the first Local Business Day following the end of each calendar month, provided that: (1) Party B has earned and received such amount of interest, and (2) a Delivery Amount would not arise as a result of, or if already existing, would not be increased by, such transfer on such date or on any other Local Business Day on which Equivalent Credit Support is to be transferred to the Transferor pursuant to Paragraph 2(b).

       (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 5(c)(ii) will apply. For the purposes of calculating the Interest Amount the amount of interest calculated for each day of the Interest Period shall, with respect to any Eligible Currency, be compounded daily.

       (iv) INTEREST AMOUNT. The definition of "INTEREST AMOUNT" in Paragraph 10 shall be deleted and replaced with the following:

              "INTEREST AMOUNT" means, with respect to an Interest Period and each portion of the Credit Support Balance comprised of cash in an Eligible Currency, the sum of the amounts of interest determined for each day in that Interest Period by the Valuation Agent as follows:

              (x) the amount of such currency comprised in the Credit Support Balance at the close of business for general dealings in the relevant currency on such day (or, if such day is not a Local Business Day, on the immediately preceding Local Business Day); multiplied by

              (y)    the relevant Interest Rate; divided by

              (z)    360 (or in the case of Pounds Sterling, 365)."

       (v) "DISTRIBUTIONS" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would have received from time to time.

       (vi) "DISTRIBUTION DATE" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which a holder of such Eligible Credit Support would have received Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

(g)    ADDRESSES FOR TRANSFERS.

       Party A: To be advised.

       Party B: To be advised.

(i)    OTHER PROVISIONS.

       (i)    TRANSFER TIMING

              (A) The final paragraph of Paragraph 3(a) shall be deleted and replaced with the following:

                     "Subject to Paragraph 4, and unless otherwise specified, any transfer of Eligible Credit Support or Equivalent Credit Support (whether by the Transferor pursuant to Paragraph 2(a) or by the Transferee pursuant to Paragraph 2(b)) shall be made not later than the close of business on the Settlement Day."

              (B) The definition of Settlement Day shall be deleted and replaced with the following:

                     "SETTLEMENT DAY" means: in respect of a transfer of securities the first Local Business Day after the Demand Date on which settlement of a trade in the relevant securities, if effected on the Demand Date, would have occurred in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market on which such securities are principally traded (or, in either case, if there is not such customary practice, on the first Local Business Day after the Demand Date on which it is reasonably practicable to deliver such securities); and in respect of any other transfer the next Local Business Day after the Demand Date.

              (C)    For the purposes of this Paragraph 11(h)(i):

                     "DEMAND DATE" means, with respect to a transfer by a party:

                     (i) in the case of a transfer pursuant to Paragraph 2, Paragraph 3 or Paragraph 4(a)(2), the relevant Valuation Date (assuming that, in the case of any transfer to be made by the Transferee, the Transferee has received a demand on such date from the Transferor). For the purposes of Paragraph 2 and Paragraph 4(a)(2), the Transferor will be deemed to receive notice of the demand by the Transferee to make a transfer of Eligible Credit Support;

                     (ii) in the case of a transfer pursuant to Paragraph 3(c)(ii)(A), the date on which the Transferee has given its consent to the proposed exchange; and

                     (iii) in the case of a transfer pursuant to Paragraph 5(c)(i), the Distributions Date.

                     On each Demand Date the Transferor shall deliver to the Transferee and the Note Trustee a statement showing the amount of Eligible Credit Support to be delivered.

       (ii)   EARLY TERMINATION

              The heading of Paragraph 6 shall be deleted and replaced with "Early Termination", the words "or a Termination Event where all Transactions are Affected Transactions" shall be added after the word "party" in the second line of Paragraph 6, and the words "or an Affected Party" shall be added after the words "Defaulting Party" in the fourth line of Paragraph 6.

       (iii)  COSTS OF TRANSFER ON EXCHANGE

              Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer that it is required to make under this Annex) in connection with performing both its and the Transferee's obligations under this Annex, including but not limited to those involved in the transfer of Eligible Credit Support or Equivalent Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

       (iv)   SINGLE TRANSFEROR AND SINGLE TRANSFEREE

              Party A and Party B agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Transferee" as used in this Annex means only Party B, and (b) the term "Transferor" as used in this Annex means only Party A.

       (v) "RATINGS CRITERIA" means, for the purposes of determining the amount of Eligible Credit Support that Party A is required to transfer hereunder following a credit ratings downgrade where Party A has opted to or is required to transfer Eligible Credit Support in support of its obligations under the Agreement, the criteria used by S&P (as set out in S&P's Structured

              Finance reports entitled "Standard & Poor's Global Interest Rate and Currency Swap Counterparty Rating Criteria Expanded" dated 17 December 2003 and "Global Interest Rate and Currency Swaps:
              Calculating the Collateral Required Amount" dated 26 February
              2004) ("S&P CRITERIA"), the criteria used by Moody's as at the date of the Agreement ("MOODY'S CRITERIA") and/or the criteria used by Fitch (as set out in Fitch's Structured Finance Report entitled "Counterparty Risk in Structured Finance Transactions:
              Swap Criteria" dated 13 September 2004) ("FITCH CRITERIA"), in respect of each of which the definition of "Credit Support Amount" is set out below.

              MOODY'S CRITERIA

              "CREDIT SUPPORT AMOUNT" shall be calculated in accordance with the meaning specified in Paragraph 10, provided however, that the words "plus the Moody's Collateral Amount" shall be added after the words "Transferee's Exposure" in the second line thereof.

              For such purposes "MOODY'S COLLATERAL AMOUNT" shall mean with respect to a Valuation Date, an amount calculated in accordance with Appendix B attach hereto.

              S&P CRITERIA

              "CREDIT SUPPORT AMOUNT" shall mean an amount calculated in accordance with the following:

              The definition of "Exposure" in Paragraph 10 with respect to Party B shall be amended to mean the following:

              the sum of (A) the greater of zero and the aggregate of the Unadjusted Exposures calculated with respect to each Transaction plus (B) the aggregate Volatility Buffer Amount calculated with respect to all such Transactions;

              where, for purposes of the foregoing:

              (A)"UNADJUSTED EXPOSURE" means the Exposure of Party B as of any date of determination calculated in accordance with the definition of "Exposure" prior to amendment in accordance with the provisions of this Paragraph 11(h)(v);

              (B)"VOLATILITY BUFFER" means, with respect to any Transaction at any time, the applicable percentage as specified in the applicable table (taking into account the rating of the most senior class of Notes, the rating of the short term senior unsecured debt obligations of Party A and the remaining period to the Termination Date of each Transaction at the time such Volatility Buffer falls to be determined) set out in the publication by S&P dated 17 December 2003 entitled "Global Interest Rate and Currency Swaps:
              Counterparty Rating Criteria expanded" and the publication by S&P dated 26 February 2004 entitled "Global Interest Rate and Currency
              Swaps: Calculating the Collateral Required Amount"2:

              (C)"VOLATILITY BUFFER AMOUNT" means, with respect to any Transaction at any time, the applicable Volatility Buffer multiplied by the Notional Amount, in each case with respect to such Transaction at such time.

              (D)"SPECIFIED DEBT OBLIGATIONS" means unsecured and unsubordinated debt obligations.

              FITCH CRITERIA

              "CREDIT SUPPORT AMOUNT" shall mean at any time for the purposes of the Fitch Criteria with respect to a Transferor on a Valuation Date the result of the following formula:

                      max [MV plus VC x 105 per cent multiplied by N; 0]

              where:

              "MAX" means maximum;

              "MV" means the Transferee's Exposure;

              "VC" means the applicable volatility cushion at that time determined by reference to the table headed "Volatility Cushion (%)" appearing at the end of Appendix 2 to the Fitch Ratings Criteria (and for such purpose calculating the relevant Weighted Average Life assuming a zero prepayment rate and zero default rate in relation to the mortgages beneficially owned by Party B); and

              "N" means the Transaction Notional Amount at that time.

       (vi)   CALCULATIONS

              Paragraph 3(b) of this Annex shall be amended by inserting the words "and shall provide each party (or the other party, if the Valuation Agent is a party) with a description in reasonable detail of how such calculations were made, upon reasonable request" after the word "calculations" in the third line thereof.

       (vii)  DEMANDS AND NOTICES

              All demands, specifications and notices under this Annex will be made pursuant to Section 12 of this Agreement.

       (xii)  EXPOSURE

              For the purpose of calculating Exposure pursuant to the meaning set out in Paragraph 10 of the Annex, the Valuation Agent shall, unless otherwise agreed in writing by the Rating Agencies, seek two quotations from Reference Market-makers, provided that if two Reference Market-makers are not available to provide a quotation, then fewer than two Reference Market-makers may be used for such purpose, and if no Reference Market-maker is available, then the Valuation Agent's estimate at mid-market will be used. Where more than one quotation is obtained, the quotation representing the greatest amount of the Transferee's Exposure shall be used by the Valuation Agent.

       (xiii) PARAGRAPH 6

              For the purposes of determining the Credit Support Balance pursuant to Paragraph 6, the definition of Value in Paragraph 10 shall be amended by deleting the words "multiplied by the applicable Valuation Percentage, if any" from sub-paragraphs
              (i)(A) and (i)(B).

       (xiv)  DISTRIBUTIONS

              "Distributions" has the meaning specified in Paragraph 10, except that the words "to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time" shall be deleted and replaced by the words "received by the Transferee in respect of such Eligible Credit Support".

              "Distribution Date" has the meaning specified in Paragraph 10, except that the words "a holder of such Eligible Credit Support is entitled to receive Distributions" shall be deleted and replaced by the words "Distributions are received by the Transferee".

       (xv)   DEFINITIONS

              As used in this Annex, the following terms shall mean:

              "FITCH" means Fitch Ratings Ltd and includes any successors thereto;

              "MOODY'S" means Moody's Investors Service Limited and includes any successors thereto;

              "RATING AGENCIES" means Moody's, S&P and Fitch;

              "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. and includes any successors thereto;

              "TRANSACTION" means the Series 1 Class B cross-currency swap transaction entered into between the parties on 21 February, 2007 under the Agreement.

              "TRANSACTION NOTIONAL AMOUNT" means, in respect of a Valuation Date, the Currency Amount applicable to Party A in respect of the Transaction as at such Valuation Date.

IN WITNESS WHEREOF the parties have signed this Annex as of the date first above written.



 CREDIT SUISSE, LONDON BRANCH                PERMANENT MASTER ISSUER PLC

 BY:.........................                BY:........................

 TITLE:......................                TITLE:.....................

 DATE:.......................                DATE:......................



     THE BANK OF NEW YORK

 BY:.........................

 TITLE:......................

 DATE:.......................




SERIES 1 CLASS C



                                   APPENDIX A

FITCH ADVANCE RATES



                         NEGOTIABLE DEBT OBLIGATIONS          NEGOTIABLE DEBT OBLIGATIONS
REMAINING MATURITY       ISSUED BY THE GOVERNMENT             ISSUED BY THE GOVERNMENT OF
(YEARS)                  OF THE UNITED KINGDOM (%)            THE UNITED STATES OF AMERICA (%)
0-1                      98                                   98.5
1-3                      96                                   96.5
3-5                      94.5                                 94.5
5-7                      93                                   93
7-10                     92                                   92
10-15                    89                                   90


                                   APPENDIX B


                                    TABLE 1A


                           MOODY'S COLLATERAL AMOUNT
                      FOLLOWING DOWNGRADE BY MOODY'S BELOW
                     MOODY'S FIRST TRIGGER REQUIRED RATINGS


With respect to a Valuation Date, "MOODY'S COLLATERAL AMOUNT" shall be determined as set out below (unless Party A is required to post collateral pursuant to Part 1(j)(d)(II) of the Schedule to the Agreement, in which case the provisions for determining the Moody's Collateral Amount in such circumstances are set out in Table 2A below):

(1) In the event Party A has not elected and is not required to post collateral pursuant to Part 1(j)(d)(I) of the Schedule, then the "Moody's Collateral Amount" shall be zero.

(2)    In the event Party A elects or is required to post collateral pursuant to
       Part 1(j)(d)(I) of the Schedule, then the "MOODY'S COLLATERAL AMOUNT" means, with respect to a Valuation Date and any Transaction which is an Interest Rate Swap Transaction which remains extant as at such Valuation Date, an amount equal to either:

       (A) the greater of (1) zero, and (2) the sum of (a) the MTM of all Transactions which are Interest Rate Swap Transactions which remain extant as at such Valuation Date (as determined by Party A in good faith on such Valuation Date) and (b) the lesser of (I) the sum of (x) 1.00% multiplied by the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date and (y) 10 multiplied by DV01 the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date, and (II) 2.5% multiplied by the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date; or

       (B) the greater of (1) zero, and (2) the sum of (a) the MTM of all Transactions which remain extant as at such Valuation Date (as determined by Party A in good faith on such Valuation Date) and (b) the product of
       (x) the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date and (y) the percentage specified in Table 1B below.

Party A shall, in its sole discretion, have the option to determine the Moody's Collateral Amount based upon either (A) or (B) above.

"DV01" means an estimate (as determined by Party A) of the change in the Secured Party's Exposure resulting from a one basis point change in the swap curve, as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant customary methodology used by the Valuation Agent.

                                    TABLE 1B

         WEIGHTED AVERAGE
           LIFE OF HEDGE
             IN YEARS
1 or less                                                                  1.10%
More than 1 but not more than 2                                            1.20%
More than 2 but not more than 3                                            1.30%
More than 3 but not more than 4                                           1.40%
More than 4 but not more than 5                                            1.50%
More than 5 but not more than 6                                            1.60%
More than 6 but not more than 7                                            1.60%
More than 7 but not more than 8                                            1.70%
More than 8 but not more than 9                                            1.80%
More than 9 but not more than 10                                           1.90%
More than 10 but not more than 11                                          1.90%
More than 11 but not more than 12                                          2.00%
More than 12 but not more than 13                                          2.10%
More than 13 but not more than 14                                          2.10%
More than 14 but not more than 15                                          2.20%
More than 15 but not more than 16                                          2.30%
More than 16 but not more than 17                                          2.30%
More than 17 but not more than 18                                          2.40%
More than 18 but not more than 19                                          2.40%
More than 19 but not more than 20                                          2.50%
More than 20 but not more than 21                                          2.50%
More than 21 but not more than 22                                          2.50%
More than 22 but not more than 23                                          2.50%
More than 23 but not more than 24                                          2.50%
More than 24 but not more than 25                                          2.50%
More than 25 but not more than 26                                          2.50%
More than 26 but not more than 27                                          2.50%
More than 27 but not more than 28                                          2.50%
More than 28 but not more than 29                                          2.50%
More than 29 but not more than 30                                          2.50%


                                    TABLE 2B

                           MOODY'S COLLATERAL AMOUNT
                      FOLLOWING DOWNGRADE BY MOODY'S BELOW
                     MOODY'S SECOND TRIGGER REQUIRED RATINGS


In the event Party A is required to post collateral pursuant to Part 5(f)(ii) of the Schedule to the Agreement, then the "MOODY'S COLLATERAL AMOUNT" means, with respect to a Valuation Date and any Transactions which are Interest Rate Swap Transactions which remain extant as at such Valuation Date, an amount equal to either:

(A) the greater of (1) zero, (2) the amount payable by Party A in respect of the next Floating Rate Payer Payment Date and (3) the sum of:

       (x) the MTM of all Transactions which are Interest Rate Swap Transactions which remain extant as at such Valuation Date (as determined by Party A in good faith on such Valuation Date); and

       (y) the lesser of (I) the sum of (a) 6% multiplied by the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date and (b) 30 multiplied by DV01, and (II) 11% multiplied by the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date; or

(B) the greater of (1) zero, (2) the amount payable by Party A in respect of the next Floating Rate Payer Payment Date and (3) the sum of (a) the MTM of all Transactions which remain extant as at such Valuation Date (as determined by Party A in good faith on such Valuation Date) and (b) the product of (x) the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date and (y) the percentage specified in Table 2B below.

Party A shall, in its sole discretion, have the option to determine the Moody's Collateral Amount based upon either (A) or (B) above.

"DVO1" means an estimate (as determined by Party A) of the change in the Secured Party's Exposure resulting from a one basis point change in the swap curve, as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant customary methodology used by the Valuation Agent.

                                    TABLE 2B

         WEIGHTED AVERAGE
           LIFE OF HEDGE
             IN YEARS
1 or less                                                                  6.10%
More than 1 but not more than 2                                            6.30%
More than 2 but not more than 3                                            6.40%
More than 3 but not more than 4                                            6.60%
More than 4 but not more than 5                                            6.70%
More than 5 but not more than 6                                            6.80%
More than 6 but not more than 7                                            7.00%
More than 7 but not more than 8                                            7.10%
More than 8 but not more than 9                                            7.20%
More than 9 but not more than 10                                           7.30%
More than 10 but not more than 11                                          7.40%
More than 11 but not more than 12                                          7.50%
More than 12 but not more than 13                                          7.60%
More than 13 but not more than 14                                          7.70%
More than 14 but not more than 15                                          7.80%
More than 15 but not more than 16                                          7.90%
More than 16 but not more than 17                                          8.00%
More than 17 but not more than 18                                          8.10%
More than 18 but not more than 19                                          8.20%
More than 19 but not more than 20                                          8.20%
More than 20 but not more than 21                                          8.30%
More than 21 but not more than 22                                          8.40%
More than 22 but not more than 23                                          8.50%
More than 23 but not more than 24                                          8.60%
More than 24 but not more than 25                                          8.60%
More than 25 but not more than 26                                          8.70%
More than 26 but not more than 27                                          8.80%
More than 27 but not more than 28                                          8.80%
More than 28 but not more than 29                                          8.90%
More than 29 but not more than 30                                          9.00%


                                       (H)

                                                                SERIES 1 CLASS C

[Swap Provider as Party A]


PARAGRAPH 11. ELECTIONS AND VARIABLES

(a)    BASE CURRENCY AND ELIGIBLE CURRENCY.

       (i)    "BASE CURRENCY" means GBP.

              "ELIGIBLE CURRENCY" means the Base Currency and U.S. Dollars/Euro.

       It is agreed by the parties that where the Credit Support Amount is transferred in a currency other than the Base Currency, the Valuation Percentage for each item listed as Eligible Credit Support in Paragraph 11(b)(ii) shall be reduced by a percentage agreed by the parties and approved by the relevant Rating Agency ("ADDITIONAL VALUATION PERCENTAGE"), which, in the case of S&P, will be 6% or such lower percentage as agreed by the parties and approved by S&P. For the purpose of this Annex, references to the "RELEVANT RATING AGENCY" shall mean the Rating Agency whose criteria will be used to determine the amount of Eligible Credit Support that Party A is required to transfer to Party B following a credit ratings downgrade of Party A.

(b)    CREDIT SUPPORT OBLIGATIONS.

       (i)    Delivery Amount, Return Amount and Credit Support Amount.

              (A) "DELIVERY AMOUNT" has the meaning specified in Paragraph 2(a), except that the words "upon a demand made by the Transferee on or promptly following a Valuation Date" shall be deleted and replaced by the words "on each Valuation Date".

              (B)    "RETURN AMOUNT" has the meaning specified in Paragraph
                     2(b).

              (C) "CREDIT SUPPORT AMOUNT" has the meaning given to such term in respect of the S&P Criteria, Moody's Criteria or Fitch Criteria, as applicable, as set out in Paragraph 11(h)(v) below. In circumstances where more than one of the Ratings Criteria apply to Party A, the Credit Support Amount shall be calculated by reference to the Ratings Criteria which would result in Party A transferring the greatest amount of Eligible Credit Support. Under no circumstances will Party A be required to transfer more Eligible Credit Support than the greatest amount calculated in accordance with the Ratings Criteria set out below.

       (iv) ELIGIBLE CREDIT SUPPORT. The following items will qualify as "ELIGIBLE CREDIT SUPPORT" for Party A:


                                                                    VALUATION PERCENTAGE
              (M)  cash in an Eligible Currency                     100 per cent.

              (N)  negotiable debt obligations issued by the        for the purposes of S&P, 98.5 per cent.; for
                  Government of the United Kingdom or               the purposes of Moody's, 98 per cent.; and
                  the United States of America (with local          for the purposes of Fitch, the Advance
                  and foreign currency issuer ratings equal to      Rate for the relevant type of obligation
                  or greater than "AA-" by S&P, "AA-" by            and time to maturity as specified in the
                  Fitch and "Aa3" by Moody's) having a              Appendix hereto (as amended by Fitch
                  remaining time to maturity of not more            from time to time) (the "ADVANCE RATE").
                  than one year;

                                        6


              (O)  negotiable debt obligations issued by the        for the purposes of S&P, 92 per cent.; for
                   Government of the United Kingdom or              the purposes of Moody's, 94 per cent.; and
                   the United States of America (with local         for the purposes of Fitch, the Advance
                   and foreign currency issuer ratings equal to     Rate.
                   or greater than "AA-" by S&P, "AA-" by
                   Fitch and "Aa3" by Moody's) having a
                   remaining time to maturity of more than
                   one year but not more than 5 years;

              (P)  negotiable debt obligations issued by the        for the purposes of S&P, 85.4 per cent.; for
                   Government of the United Kingdom or              the purposes of Moody's, 91 per cent.; and
                   the United States of America (with local         for the purposes of Fitch, the Advance
                   and foreign currency issuer ratings equal to     Rate.
                   or greater than "AA-" by S&P, "AA-" by
                   Fitch and "Aa3" by Moody's) having a
                   remaining time to maturity of more than 5
                   years but not more than 10 years;

              (Q)  negotiable debt obligations issued by the        for the purposes of S&P, 77.5 per cent.; for
                   Government of the United Kingdom or              the purposes of Moody's, 77.5 per cent.;
                   the United States of America (with local         and for the purposes of Fitch, the Advance
                   and foreign currency issuer ratings equal to     Rate.
                   or greater than "AA-" by S&P, "AA-" by
                   Fitch and "Aa3" by Moody's) having a
                   remaining time to maturity of more than
                   10 years but not more than 15 years; or

              (R)  such other items as agreed between Party         such Valuation Percentage as agreed
                   A and the Rating Agencies, from time to          between Party A and the Rating Agencies
                   time, which Party B can lawfully receive         from time to time in respect of such
                   from, and transfer back to, Party A as           Eligible Credit Support.
                   required, that will qualify as Eligible
                   Credit Support.


              Where the ratings and/or the Valuation Percentages of the relevant Rating Agencies differ with respect to the same negotiable debt obligation, for the purposes of B to E above the lower of the ratings and/or the Valuation Percentages, as the case may be, shall apply.

       (iii)  THRESHOLDS.

              (C) "INDEPENDENT AMOUNT" means, for Party A and Party B, with respect to each Transaction, zero.

              (B)    "THRESHOLD" means, for Party A:

                     infinity, unless any of an Initial S&P Rating Event, a Subsequent S&P Rating Event, an Initial Moody's Rating Event, a Subsequent Moody's Rating Event, an Initial Fitch Rating Event, a First Subsequent Fitch Rating Event or a Second Subsequent Fitch Rating Event has occurred and is continuing and Party A has not taken alternative action as contemplated by Part 5(f) of the Schedule to the Agreement, in which case the Threshold for Party A shall be zero; and

                     "THRESHOLD" means, for Party B: infinity

              (C) "MINIMUM TRANSFER AMOUNT" means, with respect to Party A and Party B, GBP 50,000, provided that if (1) an Event of Default has occurred and is continuing in respect of which Party A is the Defaulting Party, or (2) an Additional Termination Event has occurred in respect of which Party A is an Affected Party, the Minimum Transfer Amount with respect to Party A shall be zero.

              (D) "ROUNDING". The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of GBP 10,000 respectively, subject to the maximum Return Amount being equal to the Credit Support Balance.

(c)    VALUATION AND TIMING.

       (i)    "VALUATION AGENT" means Party A in all circumstances.

       (ii)   "VALUATION DATE" means each Local Business Day.

       (iii) "VALUATION TIME" means the close of business on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

       (iv) "NOTIFICATION TIME" means by 4:00 p.m., London time, on a Local Business Day.


(d) EXCHANGE DATE. "EXCHANGE DATE" has the meaning specified in Paragraph 3(c)(ii).

(e)    DISPUTE RESOLUTION.

       (i) "RESOLUTION TIME" means 4:00 p.m., London time, on the Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 4.

       (ii) VALUE. For the purpose of Paragraphs 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, on the relevant date will be calculated as follows:

              (A) with respect to any Eligible Credit Support or Equivalent Credit Support comprising securities ("SECURITIES") the Base Currency Equivalent of the sum of:

                     (a) (x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable Valuation Percentage, or (y) where any Securities are not listed on a national securities exchange, the bid price for such Securities quoted as at the close of business on such date by any principal market maker (which shall not be and shall be independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage, or (z) if no such bid price is able to be obtained for such date under sub- paragraphs (x) or (y) above, the last bid price listed determined pursuant to sub-paragraph (x), or failing which sub-paragraph (y), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation Percentage; and

                     (b) the accrued interest where applicable on such Securities (except to the extent that such interest shall have been paid to the Transferor pursuant to Paragraph 5(c)(ii) or included in the applicable price referred to in Paragraph 11(e)(ii)(A)(a) above) as of such date, provided that it is understood that in no circumstances shall the Transferee be required to transfer a Return Amount in excess of the Credit Support Balance;

              (B) with respect to any Cash, the Base Currency Equivalent of the amount thereof; and

              (C) with respect to any Eligible Credit Support or Equivalent Credit Support other than Securities and Cash, the Base Currency Equivalent of the fair market value thereof on such date, as determined in any reasonable manner chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage.

       (iii)  ALTERNATIVE. The provisions of Paragraph 4 will apply.

(f)    DISTRIBUTION AND INTEREST AMOUNT.

       (i) INTEREST RATE. The "INTEREST RATE" in relation to each Eligible Currency specified below will be:

Eligible Currency  Interest Rate

USD                For the relevant determination date, the effective federal funds rate in U.S. Dollars published on Telerate Page 118 or any successor page for the relevant day at the close of business in
                   New York on such day.

EUR                For the relevant determination date, "EONIA", which means
                   the overnight rate as calculated by the European Central Bank for such day, as set forth on Telerate Page 247 or any successor page.

GBP For the relevant determination date, "SONIA", which means the reference rate equal to the overnight rate as calculated by the Wholesale Markets Brokers' Association which appears on
                   Telerate Page 3937 or any successor page under the heading
                   "Sterling Overnight Index" as of 9.00 a.m., London time, on the first London Banking Day following that day.



       (ii) TRANSFER OF INTEREST AMOUNT. The transfer of the Interest Amount will be made on the first Local Business Day following the end of each calendar month, provided that: (1) Party B has earned and received such amount of interest, and (2) a Delivery Amount would not arise as a result of, or if already existing, would not be increased by, such transfer on such date or on any other Local Business Day on which Equivalent Credit Support is to be transferred to the Transferor pursuant to Paragraph 2(b).

       (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 5(c)(ii) will apply. For the purposes of calculating the Interest Amount the amount of interest calculated for each day of the Interest Period shall, with respect to any Eligible Currency, be compounded daily.

       (iv) INTEREST AMOUNT. The definition of "INTEREST AMOUNT" in Paragraph 10 shall be deleted and replaced with the following:

              "INTEREST AMOUNT" means, with respect to an Interest Period and each portion of the Credit Support Balance comprised of cash in an Eligible Currency, the sum of the amounts of interest determined for each day in that Interest Period by the Valuation Agent as follows:

              (x) the amount of such currency comprised in the Credit Support Balance at the close of business for general dealings in the relevant currency on such day (or, if such day is not a Local Business Day, on the immediately preceding Local Business Day); multiplied by

              (y)    the relevant Interest Rate; divided by

              (z)    360 (or in the case of Pounds Sterling, 365)."

       (v) "DISTRIBUTIONS" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would have received from time to time.

       (vi) "DISTRIBUTION DATE" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which a holder of such Eligible Credit Support would have received Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

(g)    ADDRESSES FOR TRANSFERS.

       Party A: To be advised.

       Party B: To be advised.


(J)    OTHER PROVISIONS.

       (i)    TRANSFER TIMING

              (C) The final paragraph of Paragraph 3(a) shall be deleted and replaced with the following:

                     "Subject to Paragraph 4, and unless otherwise specified, any transfer of Eligible Credit Support or Equivalent Credit Support (whether by the Transferor pursuant to Paragraph 2(a) or by the Transferee pursuant to Paragraph 2(b)) shall be made not later than the close of business on the Settlement Day."

              (B) The definition of Settlement Day shall be deleted and replaced with the following:

                     "SETTLEMENT DAY" means: in respect of a transfer of securities the first Local Business Day after the Demand Date on which settlement of a trade in the relevant securities, if effected on the Demand Date, would have occurred in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market on which such securities are principally traded (or, in either case, if there is not such customary practice, on the first Local Business Day after the Demand Date on which it is reasonably practicable to deliver such securities); and in respect of any other transfer the next Local Business Day after the Demand Date.

              (C)    For the purposes of this Paragraph 11(h)(i):

                     "DEMAND DATE" means, with respect to a transfer by a party:

                     (i) in the case of a transfer pursuant to Paragraph 2, Paragraph 3 or Paragraph 4(a)(2), the relevant Valuation Date (assuming that, in the case of any transfer to be made by the Transferee, the Transferee has received a demand on such date from the Transferor). For the purposes of Paragraph 2 and Paragraph 4(a)(2), the Transferor will be deemed to receive notice of the demand by the Transferee to make a transfer of Eligible Credit Support;

                     (ii) in the case of a transfer pursuant to Paragraph 3(c)(ii)(A), the date on which the Transferee has given its consent to the proposed exchange; and

                     (iii) in the case of a transfer pursuant to Paragraph 5(c)(i), the Distributions Date.

                     On each Demand Date the Transferor shall deliver to the Transferee and the Note Trustee a statement showing the amount of Eligible Credit Support to be delivered.

       (ii)   EARLY TERMINATION

              The heading of Paragraph 6 shall be deleted and replaced with "Early Termination", the words "or a Termination Event where all Transactions are Affected Transactions" shall be added after the word "party" in the second line of Paragraph 6, and the words "or an Affected Party" shall be added after the words "Defaulting Party" in the fourth line of Paragraph 6.

       (iii)  COSTS OF TRANSFER ON EXCHANGE

              Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer that it is required to make under this Annex) in connection with performing both its and the Transferee's obligations under this Annex, including but not limited to those involved in the transfer of Eligible Credit Support or Equivalent Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

       (iv)   SINGLE TRANSFEROR AND SINGLE TRANSFEREE

              Party A and Party B agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Transferee" as used in this Annex means only Party B, and (b) the term "Transferor" as used in this Annex means only Party A.

       (v) "RATINGS CRITERIA" means, for the purposes of determining the amount of Eligible Credit Support that Party A is required to transfer hereunder following a credit ratings downgrade where Party A has opted to or is required to transfer Eligible Credit Support in support of its obligations under the Agreement, the criteria used by S&P (as set out in S&P's Structured

              Finance reports entitled "Standard & Poor's Global Interest Rate and Currency Swap Counterparty Rating Criteria Expanded" dated 17 December 2003 and "Global Interest Rate and Currency Swaps:
              Calculating the Collateral Required Amount" dated 26 February
              2004) ("S&P CRITERIA"), the criteria used by Moody's as at the date of the Agreement ("MOODY'S CRITERIA") and/or the criteria used by Fitch (as set out in Fitch's Structured Finance Report entitled "Counterparty Risk in Structured Finance Transactions:
              Swap Criteria" dated 13 September 2004) ("FITCH CRITERIA"), in respect of each of which the definition of "Credit Support Amount" is set out below.

              MOODY'S CRITERIA

              "CREDIT SUPPORT AMOUNT" shall be calculated in accordance with the meaning specified in Paragraph 10, provided however, that the words "plus the Moody's Collateral Amount" shall be added after the words "Transferee's Exposure" in the second line thereof.

              For such purposes "MOODY'S COLLATERAL AMOUNT" shall mean with respect to a Valuation Date, an amount calculated in accordance with Appendix B attach hereto.

              S&P CRITERIA

              "CREDIT SUPPORT AMOUNT" shall mean an amount calculated in accordance with the following:

              The definition of "Exposure" in Paragraph 10 with respect to Party B shall be amended to mean the following:

              the sum of (A) the greater of zero and the aggregate of the Unadjusted Exposures calculated with respect to each Transaction plus (B) the aggregate Volatility Buffer Amount calculated with respect to all such Transactions;

              where, for purposes of the foregoing:

              (A) "UNADJUSTED EXPOSURE" means the Exposure of Party B as of any date of determination calculated in accordance with the definition of "Exposure" prior to amendment in accordance with the provisions of this Paragraph 11(h)(v);

              (B) "VOLATILITY BUFFER" means, with respect to any Transaction at any time, the applicable percentage as specified in the applicable table (taking into account the rating of the most senior class of Notes, the rating of the short term senior unsecured debt obligations of Party A and the remaining period to the Termination Date of each Transaction at the time such Volatility Buffer falls to be determined) set out in the publication by S&P dated 17 December 2003 entitled "Global Interest Rate and Currency Swaps:
              Counterparty Rating Criteria expanded" and the publication by S&P dated 26 February 2004 entitled "Global Interest Rate and Currency
              Swaps: Calculating the Collateral Required Amount"3:

              (C) "VOLATILITY BUFFER AMOUNT" means, with respect to any Transaction at any time, the applicable Volatility Buffer multiplied by the Notional Amount, in each case with respect to such Transaction at such time.

              (D) "SPECIFIED DEBT OBLIGATIONS" means unsecured and unsubordinated debt obligations.

              FITCH CRITERIA

              "CREDIT SUPPORT AMOUNT" shall mean at any time for the purposes of the Fitch Criteria with respect to a Transferor on a Valuation Date the result of the following formula:

                     max [MV plus VC x 105 per cent multiplied by N; 0]

              where:

              "MAX" means maximum;

              "MV" means the Transferee's Exposure;

              "VC" means the applicable volatility cushion at that time determined by reference to the table headed "Volatility Cushion (%)" appearing at the end of Appendix 2 to the Fitch Ratings Criteria (and for such purpose calculating the relevant Weighted Average Life assuming a zero prepayment rate and zero default rate in relation to the mortgages beneficially owned by Party B); and

              "N" means the Transaction Notional Amount at that time.

       (vi)   CALCULATIONS

              Paragraph 3(b) of this Annex shall be amended by inserting the words "and shall provide each party (or the other party, if the Valuation Agent is a party) with a description in reasonable detail of how such calculations were made, upon reasonable request" after the word "calculations" in the third line thereof.

       (vii)  DEMANDS AND NOTICES

              All demands, specifications and notices under this Annex will be made pursuant to Section 12 of this Agreement.

       (xvi)  EXPOSURE

              For the purpose of calculating Exposure pursuant to the meaning set out in Paragraph 10 of the Annex, the Valuation Agent shall, unless otherwise agreed in writing by the Rating Agencies, seek two quotations from Reference Market-makers, provided that if two Reference Market-makers are not available to provide a quotation, then fewer than two Reference Market-makers may be used for such purpose, and if no Reference Market-maker is available, then the Valuation Agent's estimate at mid-market will be used. Where more than one quotation is obtained, the quotation representing the greatest amount of the Transferee's Exposure shall be used by the Valuation Agent.

       (xvii) PARAGRAPH 6

              For the purposes of determining the Credit Support Balance pursuant to Paragraph 6, the definition of Value in Paragraph 10 shall be amended by deleting the words "multiplied by the applicable Valuation Percentage, if any" from sub-paragraphs
              (i)(A) and (i)(B).

       (xviii) DISTRIBUTIONS

              "DISTRIBUTIONS" has the meaning specified in Paragraph 10, except that the words "to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time" shall be deleted and replaced by the words "received by the Transferee in respect of such Eligible Credit Support".

              "DISTRIBUTION DATE" has the meaning specified in Paragraph 10, except that the words "a holder of such Eligible Credit Support is entitled to receive Distributions" shall be deleted and replaced by the words "Distributions are received by the Transferee".

       (xix)  DEFINITIONS

              As used in this Annex, the following terms shall mean:

              "FITCH" means Fitch Ratings Ltd and includes any successors thereto;

              "MOODY'S" means Moody's Investors Service Limited and includes any successors thereto;

              "RATING AGENCIES" means Moody's, S&P and Fitch;

              "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. and includes any successors thereto;

              "TRANSACTION" means the Series 1 Class C cross-currency swap transaction entered into between the parties on 21 February, 2007 under the Agreement.

              "TRANSACTION NOTIONAL AMOUNT" means, in respect of a Valuation Date, the Currency Amount applicable to Party A in respect of the Transaction as at such Valuation Date.

IN WITNESS WHEREOF the parties have signed this Annex as of the date first above written.


CREDIT SUISSE, LONDON BRANCH  PERMANENT MASTER ISSUER PLC

BY:.........................  BY:........................


TITLE:......................  TITLE:.....................


DATE:.......................  DATE:......................



THE BANK OF NEW YORK


BY:.................


TITLE:..............

DATE:...............






                                   APPENDIX A

                               FITCH ADVANCE RATES

                                                           NEGOTIABLE DEBT
                    NEGOTIABLE DEBT OBLIGATIONS  OBLIGATIONS ISSUED BY THE
                       ISSUED BY THE GOVERNMENT   GOVERNMENT OF THE UNITED
                      OF THE UNITED KINGDOM (%)      STATES OF AMERICA (%)
REMAINING MATURITY
(YEARS)
0-1                                          98                       98.5
1-3                                          96                       96.5
3-5                                        94.5                       94.5
5-7                                          93                         93
7-10                                         92                         92
10-15                                        89                         90


                                   APPENDIX B

                                    TABLE 1A

                           MOODY'S COLLATERAL AMOUNT
                      FOLLOWING DOWNGRADE BY MOODY'S BELOW
                     MOODY'S FIRST TRIGGER REQUIRED RATINGS

With respect to a Valuation Date, "MOODY'S COLLATERAL AMOUNT" shall be determined as set out below (unless Party A is required to post collateral pursuant to Part 1(j)(d)(II) of the Schedule to the Agreement, in which case the provisions for determining the Moody's Collateral Amount in such circumstances are set out in Table 2A below):

(1) In the event Party A has not elected and is not required to post collateral pursuant to Part 1(j)(d)(I) of the Schedule, then the "Moody's Collateral Amount" shall be zero.

(2)    In the event Party A elects or is required to post collateral pursuant to
       Part 1(j)(d)(I) of the Schedule, then the "MOODY'S COLLATERAL AMOUNT" means, with respect to a Valuation Date and any Transaction which is an Interest Rate Swap Transaction which remains extant as at such Valuation Date, an amount equal to either:

       (A) the greater of (1) zero, and (2) the sum of (a) the MTM of all Transactions which are Interest Rate Swap Transactions which remain extant as at such Valuation Date (as determined by Party A in good faith on such Valuation Date) and (b) the lesser of (I) the sum of (x) 1.00% multiplied by the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date and (y) 10 multiplied by DV01 the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date, and (II) 2.5% multiplied by the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date; or

       (B) the greater of (1) zero, and (2) the sum of (a) the MTM of all Transactions which remain extant as at such Valuation Date (as determined by Party A in good faith on such Valuation Date) and (b) the product of
       (x) the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date and (y) the percentage specified in Table 1B below.

Party A shall, in its sole discretion, have the option to determine the Moody's Collateral Amount based upon either (A) or (B) above.

"DV01" means an estimate (as determined by Party A) of the change in the Secured Party's Exposure resulting from a one basis point change in the swap curve, as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant customary methodology used by the Valuation Agent.

                                    TABLE 1B

   WEIGHTED AVERAGE
     LIFE OF HEDGE
       IN YEARS
1 or less                                                                  1.10%
More than 1 but not more than 2                                            1.20%
More than 2 but not more than 3                                            1.30%
More than 3 but not more than 4                                            1.40%
More than 4 but not more than 5                                            1.50%
More than 5 but not more than 6                                            1.60%
More than 6 but not more than 7                                            1.60%
More than 7 but not more than 8                                            1.70%
More than 8 but not more than 9                                            1.80%
More than 9 but not more than 10                                           1.90%
More than 10 but not more than 11                                          1.90%
More than 11 but not more than 12                                          2.00%
More than 12 but not more than 13                                          2.10%
More than 13 but not more than 14                                          2.10%
More than 14 but not more than 15                                          2.20%
More than 15 but not more than 16                                          2.30%
More than 16 but not more than 17                                          2.30%
More than 17 but not more than 18                                          2.40%
More than 18 but not more than 19                                          2.40%
More than 19 but not more than 20                                          2.50%
More than 20 but not more than 21                                          2.50%
More than 21 but not more than 22                                          2.50%
More than 22 but not more than 23                                          2.50%
More than 23 but not more than 24                                          2.50%
More than 24 but not more than 25                                          2.50%
More than 25 but not more than 26                                          2.50%
More than 26 but not more than 27                                          2.50%
More than 27 but not more than 28                                          2.50%
More than 28 but not more than 29                                          2.50%
More than 29 but not more than 30                                          2.50%


                                    TABLE 2B

                           MOODY'S COLLATERAL AMOUNT
                      FOLLOWING DOWNGRADE BY MOODY'S BELOW
                     MOODY'S SECOND TRIGGER REQUIRED RATINGS

In the event Party A is required to post collateral pursuant to Part 5(f)(ii) of the Schedule to the Agreement, then the "MOODY'S COLLATERAL AMOUNT" means, with respect to a Valuation Date and any Transactions which are Interest Rate Swap Transactions which remain extant as at such Valuation Date, an amount equal to either:

(A) the greater of (1) zero, (2) the amount payable by Party A in respect of the next Floating Rate Payer Payment Date and (3) the sum of:

       (x) the MTM of all Transactions which are Interest Rate Swap Transactions which remain extant as at such Valuation Date (as determined by Party A in good faith on such Valuation Date); and

       (y) the lesser of (I) the sum of (a) 6% multiplied by the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date and (b) 30 multiplied by DV01, and (II) 11% multiplied by the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date; or

(B) the greater of (1) zero, (2) the amount payable by Party A in respect of the next Floating Rate Payer Payment Date and (3) the sum of (a) the MTM of all Transactions which remain extant as at such Valuation Date (as determined by Party A in good faith on such Valuation Date) and (b) the product of (x) the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date and (y) the percentage specified in Table 2B below.

Party A shall, in its sole discretion, have the option to determine the Moody's Collateral Amount based upon either (A) or (B) above.

"DVO1" means an estimate (as determined by Party A) of the change in the Secured Party's Exposure resulting from a one basis point change in the swap curve, as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant customary methodology used by the Valuation Agent.

                                    TABLE 2B

   WEIGHTED AVERAGE
     LIFE OF HEDGE
       IN YEARS
1 or less                                                                  6.10%
More than 1 but not more than 2                                            6.30%
More than 2 but not more than 3                                            6.40%
More than 3 but not more than 4                                            6.60%
More than 4 but not more than 5                                            6.70%
More than 5 but not more than 6                                            6.80%
More than 6 but not more than 7                                            7.00%
More than 7 but not more than 8                                            7.10%
More than 8 but not more than 9                                            7.20%
More than 9 but not more than 10                                           7.30%
More than 10 but not more than 11                                          7.40%
More than 11 but not more than 12                                          7.50%
More than 12 but not more than 13                                          7.60%
More than 13 but not more than 14                                          7.70%
More than 14 but not more than 15                                          7.80%
More than 15 but not more than 16                                          7.90%
More than 16 but not more than 17                                          8.00%
More than 17 but not more than 18                                          8.10%
More than 18 but not more than 19                                          8.20%
More than 19 but not more than 20                                          8.20%
More than 20 but not more than 21                                          8.30%
More than 21 but not more than 22                                          8.40%
More than 22 but not more than 23                                          8.50%
More than 23 but not more than 24                                          8.60%
More than 24 but not more than 25                                          8.60%
More than 25 but not more than 26                                          8.70%
More than 26 but not more than 27                                          8.80%
More than 27 but not more than 28                                          8.80%
More than 28 but not more than 29                                          8.90%
More than 29 but not more than 30                                          9.00%


                                       (I)

                                                               SERIES 2 CLASS A1

[Swap Provider as Party A]

PARAGRAPH 11. ELECTIONS AND VARIABLES

(a)    BASE CURRENCY AND ELIGIBLE CURRENCY.

       (i)    "BASE CURRENCY" means GBP.

              "ELIGIBLE CURRENCY" means the Base Currency and U.S. Dollars/Euro.

       It is agreed by the parties that where the Credit Support Amount is transferred in a currency other than the Base Currency, the Valuation Percentage for each item listed as Eligible Credit Support in Paragraph 11(b)(ii) shall be reduced by a percentage agreed by the parties and approved by the relevant Rating Agency ("ADDITIONAL VALUATION PERCENTAGE"), which, in the case of S&P, will be 6% or such lower percentage as agreed by the parties and approved by S&P. For the purpose of this Annex, references to the "RELEVANT RATING AGENCY" shall mean the Rating Agency whose criteria will be used to determine the amount of Eligible Credit Support that Party A is required to transfer to Party B following a credit ratings downgrade of Party A.

(b)    CREDIT SUPPORT OBLIGATIONS.

       (i)    DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

              (A) "DELIVERY AMOUNT" has the meaning specified in Paragraph 2(a), except that the words "upon a demand made by the Transferee on or promptly following a Valuation Date" shall be deleted and replaced by the words "on each Valuation Date".

              (B)    "RETURN AMOUNT" has the meaning specified in Paragraph
                     2(b).

              (C) "CREDIT SUPPORT AMOUNT" has the meaning given to such term in respect of the S&P Criteria, Moody's Criteria or Fitch Criteria, as applicable, as set out in Paragraph 11(h)(v) below. In circumstances where more than one of the Ratings Criteria apply to Party A, the Credit Support Amount shall be calculated by reference to the Ratings Criteria which would result in Party A transferring the greatest amount of Eligible Credit Support. Under no circumstances will Party A be required to transfer more Eligible Credit Support than the greatest amount calculated in accordance with the Ratings Criteria set out below.

       (v) ELIGIBLE CREDIT SUPPORT. The following items will qualify as "ELIGIBLE CREDIT SUPPORT" for Party A:





                                                                    VALUATION PERCENTAGE
       (S)    cash in an Eligible Currency                          100 per cent.

       (T)    negotiable debt obligations issued by                 for the purposes of S&P, 98.5 per cent.; for the
              the Government of the United                          purposes of Moody's, 98 per cent.; and for the
              Kingdom or the United States of                       purposes of Fitch, the Advance Rate for the
              America (with local and foreign                       relevant type of obligation and time to maturity
              currency issuer ratings equal to or                   as specified in the Appendix hereto (as amended
              greater than "AA-" by S&P, "AA-"                      by Fitch from time to time) (the "ADVANCE
              by Fitch and "Aa3" by Moody's)                        RATE").
              having a remaining time to maturity
              of not more than one year;



       (U)    negotiable debt obligations issued by                 for the purposes of S&P, 92 per cent.; for the
              the Government of the United                          purposes of Moody's, 94 per cent.; and for the
              Kingdom or the United States of                       purposes of Fitch, the Advance Rate.
              America (with local and foreign
              currency issuer ratings equal to or
              greater than "AA-" by S&P, "AA-"
              by Fitch and "Aa3" by Moody's)
              having a remaining time to maturity
              of more than one year but not more
              than 5 years;

       (V)    negotiable debt obligations issued by                 for the purposes of S&P, 85.4 per cent.; for the
              the Government of the United                          purposes of Moody's, 91 per cent.; and for the
              Kingdom or the United States of                       purposes of Fitch, the Advance Rate.
              America (with local and foreign
              currency issuer ratings equal to or
              greater than "AA-" by S&P, "AA-"
              by Fitch and "Aa3" by Moody's)
              having a remaining time to maturity
              of more than 5 years but not more
              than 10 years;

       (W)    negotiable debt obligations issued by                 for the purposes of S&P, 77.5 per cent.; for the
              the Government of the United                          purposes of Moody's, 77.5 per cent.; and for the
              Kingdom or the United States of                       purposes of Fitch, the Advance Rate.
              America (with local and foreign
              currency issuer ratings equal to or
              greater than "AA-" by S&P, "AA-"
              by Fitch and "Aa3" by Moody's)
              having a remaining time to maturity
              of more than 10 years but not more
              than 15 years; or

       (X)    such other items as agreed between                    such Valuation Percentage as agreed between
              Party A and the Rating Agencies,                      Party A and the Rating Agencies from time to
              from time to time, which Party B                      time in respect of such Eligible Credit Support.
              can lawfully receive from, and
              transfer back to, Party A as
              required, that will qualify as Eligible
              Credit Support.



             Where the ratings and/or the Valuation Percentages of the relevant Rating Agencies differ with respect to the same negotiable debt obligation, for the purposes of B to E above the lower of the ratings and/or the Valuation Percentages, as the case may be, shall apply.

       (iii) THRESHOLDS.

              (A) "INDEPENDENT AMOUNT" means, for Party A and Party B, with respect to each Transaction, zero.

              (B)    "THRESHOLD" means, for Party A:

                     infinity, unless any of an Initial S&P Rating Event, a Subsequent S&P Rating Event, an Initial Moody's Rating Event, a Subsequent Moody's Rating Event, an Initial Fitch Rating Event, a First Subsequent Fitch Rating Event or a Second Subsequent Fitch Rating Event has occurred and is continuing and Party A has not taken alternative action as contemplated by Part 5(f) of the Schedule to the Agreement, in which case the Threshold for Party A shall be zero; and

                     "THRESHOLD" means, for Party B: infinity

              (C) "MINIMUM TRANSFER AMOUNT" means, with respect to Party A and Party B, GBP 50,000, provided that if (1) an Event of Default has occurred and is continuing in respect of which Party A is the Defaulting Party, or (2) an Additional Termination Event has occurred in respect of which Party A is an Affected Party, the Minimum Transfer Amount with respect to Party A shall be zero.

              (D) "ROUNDING". The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of GBP 10,000 respectively, subject to the maximum Return Amount being equal to the Credit Support Balance.

(c)    VALUATION AND TIMING.

       (i)    "VALUATION AGENT" means Party A in all circumstances.

       (ii)   "VALUATION DATE" means each Local Business Day.

       (iii) "VALUATION TIME" means the close of business on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

       (iv) "NOTIFICATION TIME" means by 4:00 p.m., London time, on a Local Business Day.

(d) EXCHANGE DATE. "EXCHANGE DATE" has the meaning specified in Paragraph 3(c)(ii).

(e)    DISPUTE RESOLUTION.

       (i) "RESOLUTION TIME" means 4:00 p.m., London time, on the Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 4.

       (ii) VALUE. For the purpose of Paragraphs 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, on the relevant date will be calculated as follows:

              (A) with respect to any Eligible Credit Support or Equivalent Credit Support comprising securities ("SECURITIES") the Base Currency Equivalent of the sum of:

                     (a) (x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable Valuation Percentage, or (y) where any Securities are not listed on a national securities exchange, the bid price for such Securities quoted as at the close of business on such date by any principal market maker (which shall not be and shall be independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage, or (z) if no such bid price is able to be obtained for such date under sub- paragraphs (x) or (y) above, the last bid price listed determined pursuant to sub-paragraph (x), or failing which sub-paragraph (y), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation Percentage; and

                     (b) the accrued interest where applicable on such Securities (except to the extent that such interest shall have been paid to the Transferor pursuant to Paragraph 5(c)(ii) or included in the applicable price referred to in Paragraph 11(e)(ii)(A)(a) above) as of such date, provided that it is understood that in no circumstances shall the Transferee be required to transfer a Return Amount in excess of the Credit Support Balance;

              (B) with respect to any Cash, the Base Currency Equivalent of the amount thereof; and

              (C) with respect to any Eligible Credit Support or Equivalent Credit Support other than Securities and Cash, the Base Currency Equivalent of the fair market value thereof on such date, as determined in any reasonable manner chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage.

       (iii)  ALTERNATIVE. The provisions of Paragraph 4 will apply.

(f)    DISTRIBUTION AND INTEREST AMOUNT.

       (i) INTEREST RATE. The "INTEREST RATE" in relation to each Eligible Currency specified below will be:

              Eligible Currency
                                      Interest Rate

              USD For the relevant determination date, the effective federal funds rate in U.S. Dollars published on Telerate Page 118 or any successor page for the relevant day at the close of business in New York on such day.

              EUR For the relevant determination date, "EONIA", which means the overnight rate as calculated by the European Central Bank for such day, as set forth on Telerate Page 247 or any successor page.

              GBP For the relevant determination date, "SONIA", which means the reference rate equal to the overnight rate as calculated by the Wholesale Markets Brokers' Association which appears on Telerate Page 3937 or any successor page under the heading "Sterling Overnight Index" as of
                                      9.00 a.m., London time, on the first
                                      London Banking Day following that day.

       (ii) TRANSFER OF INTEREST AMOUNT. The transfer of the Interest Amount will be made on the first Local Business Day following the end of each calendar month, provided that: (1) Party B has earned and received such amount of interest, and (2) a Delivery Amount would not arise as a result of, or if already existing, would not be increased by, such transfer on such date or on any other Local Business Day on which Equivalent Credit Support is to be transferred to the Transferor pursuant to Paragraph 2(b).

       (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 5(c)(ii) will apply. For the purposes of calculating the Interest Amount the amount of interest calculated for each day of the Interest Period shall, with respect to any Eligible Currency, be compounded daily.

       (iv) INTEREST AMOUNT. The definition of "INTEREST AMOUNT" in Paragraph 10 shall be deleted and replaced with the following:

              "INTEREST AMOUNT" means, with respect to an Interest Period and each portion of the Credit Support Balance comprised of cash in an Eligible Currency, the sum of the amounts of interest determined for each day in that Interest Period by the Valuation Agent as follows:

              (x) the amount of such currency comprised in the Credit Support Balance at the close of business for general dealings in the relevant currency on such day (or, if such day is not a Local Business Day, on the immediately preceding Local Business Day); multiplied by

              (y)    the relevant Interest Rate; divided by

              (z)    360 (or in the case of Pounds Sterling, 365)."

       (v) "DISTRIBUTIONS" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would have received from time to time.

       (vi) "DISTRIBUTION DATE" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which a holder of such Eligible Credit Support would have received Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

(g)    ADDRESSES FOR TRANSFERS.

       Party A: To be advised.

       Party B: To be advised.

(k)    OTHER PROVISIONS.

(i)    TRANSFER TIMING

       (D) The final paragraph of Paragraph 3(a) shall be deleted and replaced with the following:

              "Subject to Paragraph 4, and unless otherwise specified, any transfer of Eligible Credit Support or Equivalent Credit Support (whether by the Transferor pursuant to Paragraph 2(a) or by the Transferee pursuant to Paragraph 2(b)) shall be made not later than the close of business on the Settlement Day."

       (B) The definition of Settlement Day shall be deleted and replaced with the following:

              "SETTLEMENT DAY" means: in respect of a transfer of securities the first Local Business Day after the Demand Date on which settlement of a trade in the relevant securities, if effected on the Demand Date, would have occurred in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market on which such securities are principally traded (or, in either case, if there is not such customary practice, on the first Local Business Day after the Demand Date on which it is reasonably practicable to deliver such securities); and in respect of any other transfer the next Local Business Day after the Demand Date.

       (C)    For the purposes of this Paragraph 11(h)(i):

              "DEMAND DATE" means, with respect to a transfer by a party:

              (i) in the case of a transfer pursuant to Paragraph 2, Paragraph 3 or Paragraph 4(a)(2), the relevant Valuation Date (assuming that, in the case of any transfer to be made by the Transferee, the Transferee has received a demand on such date from the Transferor). For the purposes of Paragraph 2 and Paragraph 4(a)(2), the Transferor will be deemed to receive notice of the demand by the Transferee to make a transfer of Eligible Credit Support;

              (ii) in the case of a transfer pursuant to Paragraph 3(c)(ii)(A), the date on which the Transferee has given its consent to the proposed exchange; and

              (iii) in the case of a transfer pursuant to Paragraph 5(c)(i), the Distributions Date.

              On each Demand Date the Transferor shall deliver to the Transferee and the Note Trustee a statement showing the amount of Eligible Credit Support to be delivered.

       (ii)   EARLY TERMINATION

              The heading of Paragraph 6 shall be deleted and replaced with "Early Termination", the words "or a Termination Event where all Transactions are Affected Transactions" shall be added after the word "party" in the second line of Paragraph 6, and the words "or an Affected Party" shall be added after the words "Defaulting Party" in the fourth line of Paragraph 6.

       (iii)  COSTS OF TRANSFER ON EXCHANGE

              Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer that it is required to make under this Annex) in connection with performing both its and the Transferee's obligations under this Annex, including but not limited to those involved in the transfer of Eligible Credit Support or Equivalent Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

       (iv)   SINGLE TRANSFEROR AND SINGLE TRANSFEREE

              Party A and Party B agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Transferee" as used in this Annex means only Party B, and (b) the term "Transferor" as used in this Annex means only Party A.

       (v) "RATINGS CRITERIA" means, for the purposes of determining the amount of Eligible Credit Support that Party A is required to transfer hereunder following a credit ratings downgrade where Party A has opted to or is required to transfer Eligible Credit Support in support of its obligations under the Agreement, the criteria used by S&P (as set out in S&P's Structured

              Finance reports entitled "Standard & Poor's Global Interest Rate and Currency Swap Counterparty Rating Criteria Expanded" dated 17 December 2003 and "Global Interest Rate and Currency Swaps:
              Calculating the Collateral Required Amount" dated 26 February
              2004) ("S&P CRITERIA"), the criteria used by Moody's as at the date of the Agreement ("MOODY'S CRITERIA") and/or the criteria used by Fitch (as set out in Fitch's Structured Finance Report entitled "Counterparty Risk in Structured Finance Transactions:
              Swap Criteria" dated 13 September 2004) ("FITCH CRITERIA"), in respect of each of which the definition of "Credit Support Amount" is set out below.

              MOODY'S CRITERIA

              "CREDIT SUPPORT AMOUNT" shall be calculated in accordance with the meaning specified in Paragraph 10, provided however, that the words "plus the Moody's Collateral Amount" shall be added after the words "Transferee's Exposure" in the second line thereof.

              For such purposes "MOODY'S COLLATERAL AMOUNT" shall mean with respect to a Valuation Date, an amount calculated in accordance with Appendix B attach hereto.

              S&P CRITERIA

              "CREDIT SUPPORT AMOUNT" shall mean an amount calculated in accordance with the following:

              The definition of "Exposure" in Paragraph 10 with respect to Party B shall be amended to mean the following:

              the sum of (A) the greater of zero and the aggregate of the Unadjusted Exposures calculated with respect to each Transaction plus (B) the aggregate Volatility Buffer Amount calculated with respect to all such Transactions;

              where, for purposes of the foregoing:

              (A) "UNADJUSTED EXPOSURE" means the Exposure of Party B as of any date of determination calculated in accordance with the definition of "Exposure" prior to amendment in accordance with the provisions of this Paragraph 11(h)(v);

              (B) "VOLATILITY BUFFER" means, with respect to any Transaction at any time, the applicable percentage as specified in the applicable table (taking into account the rating of the most senior class of Notes, the rating of the short term senior unsecured debt obligations of Party A and the remaining period to the Termination Date of each Transaction at the time such Volatility Buffer falls to be determined) set out in the publication by S&P dated 17 December 2003 entitled "Global Interest Rate and Currency Swaps:
              Counterparty Rating Criteria expanded" and the publication by S&P dated 26 February 2004 entitled "Global Interest Rate and Currency
              Swaps: Calculating the Collateral Required Amount"4:

              (C) "VOLATILITY BUFFER AMOUNT" means, with respect to any Transaction at any time, the applicable Volatility Buffer multiplied by the Notional Amount, in each case with respect to such Transaction at such time.

              (D) "SPECIFIED DEBT OBLIGATIONS" means unsecured and unsubordinated debt obligations.

              FITCH CRITERIA

              "CREDIT SUPPORT AMOUNT" shall mean at any time for the purposes of the Fitch Criteria with respect to a Transferor on a Valuation Date the result of the following formula:

              max [MV plus VC x 105 per cent multiplied by N; 0]

              where:

              "MAX" means maximum;

              "MV" means the Transferee's Exposure;

              "VC" means the applicable volatility cushion at that time determined by reference to the table headed "Volatility Cushion (%)" appearing at the end of Appendix 2 to the Fitch Ratings Criteria (and for such purpose calculating the relevant Weighted Average Life assuming a zero prepayment rate and zero default rate in relation to the mortgages beneficially owned by Party B); and

              "N" means the Transaction Notional Amount at that time.

       (vi)   CALCULATIONS

              Paragraph 3(b) of this Annex shall be amended by inserting the words "and shall provide each party (or the other party, if the Valuation Agent is a party) with a description in reasonable detail of how such calculations were made, upon reasonable request" after the word "calculations" in the third line thereof.

       (vii)  DEMANDS AND NOTICES

              All demands, specifications and notices under this Annex will be made pursuant to Section 12 of this Agreement.

       (xx)   EXPOSURE

              For the purpose of calculating Exposure pursuant to the meaning set out in Paragraph 10 of the Annex, the Valuation Agent shall, unless otherwise agreed in writing by the Rating Agencies, seek two quotations from Reference Market-makers, provided that if two Reference Market-makers are not available to provide a quotation, then fewer than two Reference Market-makers may be used for such purpose, and if no Reference Market-maker is available, then the Valuation Agent's estimate at mid-market will be used. Where more than one quotation is obtained, the quotation representing the greatest amount of the Transferee's Exposure shall be used by the Valuation Agent.

       (xxi)  PARAGRAPH 6

              For the purposes of determining the Credit Support Balance pursuant to Paragraph 6, the definition of Value in Paragraph 10 shall be amended by deleting the words "multiplied by the applicable Valuation Percentage, if any" from sub-paragraphs
              (i)(A) and (i)(B).

       (xxii) DISTRIBUTIONS

              "Distributions" has the meaning specified in Paragraph 10, except that the words "to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time" shall be deleted and replaced by the words "received by the Transferee in respect of such Eligible Credit Support".

              "Distribution Date" has the meaning specified in Paragraph 10, except that the words "a holder of such Eligible Credit Support is entitled to receive Distributions" shall be deleted and replaced by the words "Distributions are received by the Transferee".

       (xxiii) DEFINITIONS

              As used in this Annex, the following terms shall mean:

              "FITCH" means Fitch Ratings Ltd and includes any successors thereto;

              "MOODY'S" means Moody's Investors Service Limited and includes any successors thereto;

              "RATING AGENCIES" means Moody's, S&P and Fitch;

              "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. and includes any successors thereto;

              "TRANSACTION" means the Series 2 Class A1 cross-currency swap transaction entered into between the parties on 21 February, 2007 under the Agreement.

              "TRANSACTION NOTIONAL AMOUNT" means, in respect of a Valuation Date, the Currency Amount applicable to Party A in respect of the Transaction as at such Valuation Date.

IN WITNESS WHEREOF the parties have signed this Annex as of the date first above written.


CREDIT SUISSE, LONDON BRANCH              PERMANENT MASTER ISSUER PLC


BY:.........................              BY:........................

TITLE:......................              TITLE:.....................


DATE:.......................              DATE:......................





THE BANK OF NEW YORK

BY:.........................

TITLE:......................

DATE:.......................


                                                               SERIES 2 CLASS A2

                                   APPENDIX A

                              FITCH ADVANCE RATES

                            NEGOTIABLE DEBT OBLIGATIONS ISSUED  NEGOTIABLE DEBT OBLIGATIONS ISSUED
                               BY THE GOVERNMENT OF THE UNITED     BY THE GOVERNMENT OF THE UNITED
                                                   KINGDOM (%)               STATES OF AMERICA (%)
REMAINING MATURITY (YEARS)
0-1                                                         98                                98.5
1-3                                                         96                                96.5
3-5                                                       94.5                                94.5
5-7                                                         93                                  93
7-10                                                        92                                  92
10-15                                                       89                                  90


                                   APPENDIX B

                                    TABLE 1A

                           MOODY'S COLLATERAL AMOUNT
                      FOLLOWING DOWNGRADE BY MOODY'S BELOW
                     MOODY'S FIRST TRIGGER REQUIRED RATINGS

With respect to a Valuation Date, "MOODY'S COLLATERAL AMOUNT" shall be determined as set out below (unless Party A is required to post collateral pursuant to Part 1(j)(d)(II) of the Schedule to the Agreement, in which case the provisions for determining the Moody's Collateral Amount in such circumstances are set out in Table 2A below):

(1) In the event Party A has not elected and is not required to post collateral pursuant to Part 1(j)(d)(I) of the Schedule, then the "Moody's Collateral Amount" shall be zero.

(2)    In the event Party A elects or is required to post collateral pursuant to
       Part 1(j)(d)(I) of the Schedule, then the "MOODY'S COLLATERAL AMOUNT" means, with respect to a Valuation Date and any Transaction which is an Interest Rate Swap Transaction which remains extant as at such Valuation Date, an amount equal to either:

       (A) the greater of (1) zero, and (2) the sum of (a) the MTM of all Transactions which are Interest Rate Swap Transactions which remain extant as at such Valuation Date (as determined by Party A in good faith on such Valuation Date) and (b) the lesser of (I) the sum of (x) 1.00% multiplied by the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date and (y) 10 multiplied by DV01 the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date, and (II) 2.5% multiplied by the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date; or

       (B) the greater of (1) zero, and (2) the sum of (a) the MTM of all Transactions which remain extant as at such Valuation Date (as determined by Party A in good faith on such Valuation Date) and (b) the product of
       (x) the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date and (y) the percentage specified in Table 1B below.

Party A shall, in its sole discretion, have the option to determine the Moody's Collateral Amount based upon either (A) or (B) above.

"DV01" means an estimate (as determined by Party A) of the change in the Secured Party's Exposure resulting from a one basis point change in the swap curve, as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant customary methodology used by the Valuation Agent.

TABLE 1B

         WEIGHTED AVERAGE
           LIFE OF HEDGE
             IN YEARS
1 or less                                                                 1.10%
More than 1 but not more than 2                                           1.20%
More than 2 but not more than 3                                           1.30%
More than 3 but not more than 4                                           1.40%
More than 4 but not more than 5                                           1.50%
More than 5 but not more than 6                                           1.60%
More than 6 but not more than 7                                           1.60%
More than 7 but not more than 8                                           1.70%
More than 8 but not more than 9                                           1.80%
More than 9 but not more than 10                                          1.90%
More than 10 but not more than 11                                         1.90%
More than 11 but not more than 12                                         2.00%
More than 12 but not more than 13                                         2.10%
More than 13 but not more than 14                                         2.10%
More than 14 but not more than 15                                         2.20%
More than 15 but not more than 16                                         2.30%
More than 16 but not more than 17                                         2.30%
More than 17 but not more than 18                                         2.40%
More than 18 but not more than 19                                         2.40%
More than 19 but not more than 20                                         2.50%
More than 20 but not more than 21                                         2.50%
More than 21 but not more than 22                                         2.50%
More than 22 but not more than 23                                         2.50%
More than 23 but not more than 24                                         2.50%
More than 24 but not more than 25                                         2.50%
More than 25 but not more than 26                                         2.50%
More than 26 but not more than 27                                         2.50%
More than 27 but not more than 28                                         2.50%
More than 28 but not more than 29                                         2.50%
More than 29 but not more than 30                                         2.50%


                                    TABLE 2B

                           MOODY'S COLLATERAL AMOUNT
                      FOLLOWING DOWNGRADE BY MOODY'S BELOW
                     MOODY'S SECOND TRIGGER REQUIRED RATINGS

In the event Party A is required to post collateral pursuant to Part 5(f)(ii) of the Schedule to the Agreement, then the "MOODY'S COLLATERAL AMOUNT" means, with respect to a Valuation Date and any Transactions which are Interest Rate Swap Transactions which remain extant as at such Valuation Date, an amount equal to either:

(A) the greater of (1) zero, (2) the amount payable by Party A in respect of the next Floating Rate Payer Payment Date and (3) the sum of:

       (x) the MTM of all Transactions which are Interest Rate Swap Transactions which remain extant as at such Valuation Date (as determined by Party A in good faith on such Valuation Date); and

       (y) the lesser of (I) the sum of (a) 6% multiplied by the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date and (b) 30 multiplied by DV01, and (II) 11% multiplied by the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date; or

(B) the greater of (1) zero, (2) the amount payable by Party A in respect of the next Floating Rate Payer Payment Date and (3) the sum of (a) the MTM of all Transactions which remain extant as at such Valuation Date (as determined by Party A in good faith on such Valuation Date) and (b) the product of (x) the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date and (y) the percentage specified in Table 2B below.

Party A shall, in its sole discretion, have the option to determine the Moody's Collateral Amount based upon either (A) or (B) above.

"DVO1" means an estimate (as determined by Party A) of the change in the Secured Party's Exposure resulting from a one basis point change in the swap curve, as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant customary methodology used by the Valuation Agent.

TABLE 2B

         WEIGHTED AVERAGE
           LIFE OF HEDGE
             IN YEARS
1 or less                                                                  6.10%
More than 1 but not more than 2                                            6.30%
More than 2 but not more than 3                                            6.40%
More than 3 but not more than 4                                            6.60%
More than 4 but not more than 5                                            6.70%
More than 5 but not more than 6                                            6.80%
More than 6 but not more than 7                                            7.00%
More than 7 but not more than 8                                            7.10%
More than 8 but not more than 9                                            7.20%
More than 9 but not more than 10                                           7.30%
More than 10 but not more than 11                                          7.40%
More than 11 but not more than 12                                          7.50%
More than 12 but not more than 13                                          7.60%
More than 13 but not more than 14                                          7.70%
More than 14 but not more than 15                                          7.80%
More than 15 but not more than 16                                          7.90%
More than 16 but not more than 17                                          8.00%
More than 17 but not more than 18                                          8.10%
More than 18 but not more than 19                                          8.20%
More than 19 but not more than 20                                          8.20%
More than 20 but not more than 21                                          8.30%
More than 21 but not more than 22                                          8.40%
More than 22 but not more than 23                                          8.50%
More than 23 but not more than 24                                          8.60%
More than 24 but not more than 25                                          8.60%
More than 25 but not more than 26                                          8.70%
More than 26 but not more than 27                                          8.80%
More than 27 but not more than 28                                          8.80%
More than 28 but not more than 29                                          8.90%
More than 29 but not more than 30                                          9.00%


                                       (J)

                                                               SERIES 2 CLASS A2

[Swap Provider as Party A]

PARAGRAPH 11. ELECTIONS AND VARIABLES

(a)    BASE CURRENCY AND ELIGIBLE CURRENCY.

       (i)   "BASE CURRENCY" means GBP.

             "ELIGIBLE CURRENCY" means the Base Currency and U.S. Dollars/Euro.

       It is agreed by the parties that where the Credit Support Amount is transferred in a currency other than the Base Currency, the Valuation Percentage for each item listed as Eligible Credit Support in Paragraph 11(b)(ii) shall be reduced by a percentage agreed by the parties and approved by the relevant Rating Agency ("ADDITIONAL VALUATION PERCENTAGE"), which, in the case of S&P, will be 6% or such lower percentage as agreed by the parties and approved by S&P. For the purpose of this Annex, references to the "RELEVANT RATING AGENCY" shall mean the Rating Agency whose criteria will be used to determine the amount of Eligible Credit Support that Party A is required to transfer to Party B following a credit ratings downgrade of Party A.

(b)    CREDIT SUPPORT OBLIGATIONS.

       (i)   DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

              (A) "DELIVERY AMOUNT" has the meaning specified in Paragraph 2(a), except that the words "upon a demand made by the Transferee on or promptly following a Valuation Date" shall be deleted and replaced by the words "on each Valuation Date".

              (B)    "RETURN AMOUNT" has the meaning specified in Paragraph
                     2(b).

              (C) "CREDIT SUPPORT AMOUNT" has the meaning given to such term in respect of the S&P Criteria, Moody's Criteria or Fitch Criteria, as applicable, as set out in Paragraph 11(h)(v) below. In circumstances where more than one of the Ratings Criteria apply to Party A, the Credit Support Amount shall be calculated by reference to the Ratings Criteria which would result in Party A transferring the greatest amount of Eligible Credit Support. Under no circumstances will Party A be required to transfer more Eligible Credit Support than the greatest amount calculated in accordance with the Ratings Criteria set out below.

       (vi) ELIGIBLE CREDIT SUPPORT. The following items will qualify as "ELIGIBLE CREDIT SUPPORT" for Party A:

                                                                    VALUATION PERCENTAGE
              (Y)    cash in an Eligible Currency                   100 per cent.

              (Z)    negotiable debt obligations issued by the      for the purposes of S&P, 98.5 per cent.;
                     Government of the United Kingdom or            for the purposes of Moody's, 98 per cent.;
                     the United States of America (with local       and for the purposes of Fitch, the
                     and foreign currency issuer ratings equal      Advance Rate for the relevant type of
                     to or greater than "AA-" by S&P, "AA-"         obligation and time to maturity as
                     by Fitch and "Aa3" by Moody's) having a        specified in the Appendix hereto (as
                     remaining time to maturity of not more         amended by Fitch from time to time)
                     than one year;                                 (the "ADVANCE RATE").

                                        6


              (AA)   negotiable debt obligations issued by the      for the purposes of S&P, 92 per cent.; for
                     Government of the United Kingdom or            the purposes of Moody's, 94 per cent.;
                     the United States of America (with local       and for the purposes of Fitch, the
                     and foreign currency issuer ratings equal      Advance Rate.
                     to or greater than "AA-" by S&P, "AA-"
                     by Fitch and "Aa3" by Moody's) having a
                     remaining time to maturity of more than
                     one year but not more than 5 years;

              (BB)   negotiable debt obligations issued by the      for the purposes of S&P, 85.4 per cent.;
                     Government of the United Kingdom or            for the purposes of Moody's, 91 per cent.;
                     the United States of America (with local       and for the purposes of Fitch, the
                     and foreign currency issuer ratings equal      Advance Rate.
                     to or greater than "AA-" by S&P, "AA-"
                     by Fitch and "Aa3" by Moody's) having a
                     remaining time to maturity of more than 5
                     years but not more than 10 years;

              (CC)   negotiable debt obligations issued by the      for the purposes of S&P, 77.5 per cent.;
                     Government of the United Kingdom or            for the purposes of Moody's, 77.5 per
                     the United States of America (with local       cent.; and for the purposes of Fitch, the
                     and foreign currency issuer ratings equal      Advance Rate.
                     to or greater than "AA-" by S&P, "AA-"
                     by Fitch and "Aa3" by Moody's) having a
                     remaining time to maturity of more than
                     10 years but not more than 15 years; or

              (DD)   such other items as agreed between Party       such Valuation Percentage as agreed
                     A and the Rating Agencies, from time to        between Party A and the Rating Agencies
                     time, which Party B can lawfully receive       from time to time in respect of such
                     from, and transfer back to, Party A            Eligible Credit Support.
                     as required, that will qualify as Eligible
                     Credit Support.


              Where the ratings and/or the Valuation Percentages of the relevant Rating Agencies differ with respect to the same negotiable debt obligation, for the purposes of B to E above the lower of the ratings and/or the Valuation Percentages, as the case may be, shall apply.

       (iii)  THRESHOLDS.

              (E) "INDEPENDENT AMOUNT" means, for Party A and Party B, with respect to each Transaction, zero.

              (B)    "THRESHOLD" means, for Party A:

                     infinity, unless any of an Initial S&P Rating Event, a Subsequent S&P Rating Event, an Initial Moody's Rating Event, a Subsequent Moody's Rating Event, an Initial Fitch Rating Event, a First Subsequent Fitch Rating Event or a Second Subsequent Fitch Rating Event has occurred and is continuing and Party A has not taken alternative action as contemplated by Part 5(f) of the Schedule to the Agreement, in which case the Threshold for Party A shall be zero; and

                     "THRESHOLD" means, for Party B: infinity

              (C) "MINIMUM TRANSFER AMOUNT" means, with respect to Party A and Party B, GBP 50,000, provided that if (1) an Event of Default has occurred and is continuing in respect of which Party A is the Defaulting Party, or (2) an Additional Termination Event has occurred in respect of which Party A is an Affected Party, the Minimum Transfer Amount with respect to Party A shall be zero.

              (D) "ROUNDING". The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of GBP 10,000 respectively, subject to the maximum Return Amount being equal to the Credit Support Balance.

(c)    VALUATION AND TIMING.

       (i)    "VALUATION AGENT" means Party A in all circumstances.

       (ii)   "VALUATION DATE" means each Local Business Day.

       (iii) "VALUATION TIME" means the close of business on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

       (iv) "NOTIFICATION TIME" means by 4:00 p.m., London time, on a Local Business Day.

(d) EXCHANGE DATE. "EXCHANGE DATE" has the meaning specified in Paragraph 3(c)(ii).

(e)    DISPUTE RESOLUTION.

       (i) "RESOLUTION TIME" means 4:00 p.m., London time, on the Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 4.

       (ii) VALUE. For the purpose of Paragraphs 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, on the relevant date will be calculated as follows:

              (A) with respect to any Eligible Credit Support or Equivalent Credit Support comprising securities ("SECURITIES") the Base Currency Equivalent of the sum of:

                     (a) (x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable Valuation Percentage, or (y) where any Securities are not listed on a national securities exchange, the bid price for such Securities quoted as at the close of business on such date by any principal market maker (which shall not be and shall be independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage, or (z) if no such bid price is able to be obtained for such date under sub- paragraphs (x) or (y) above, the last bid price listed determined pursuant to sub-paragraph (x), or failing which sub-paragraph (y), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation Percentage; and

                     (b) the accrued interest where applicable on such Securities (except to the extent that such interest shall have been paid to the Transferor pursuant to Paragraph 5(c)(ii) or included in the applicable price referred to in Paragraph 11(e)(ii)(A)(a) above) as of such date, provided that it is understood that in no circumstances shall the Transferee be required to transfer a Return Amount in excess of the Credit Support Balance;

              (B) with respect to any Cash, the Base Currency Equivalent of the amount thereof; and

              (C) with respect to any Eligible Credit Support or Equivalent Credit Support other than Securities and Cash, the Base Currency Equivalent of the fair market value thereof on such date, as determined in any reasonable manner chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage.

       (iii)  ALTERNATIVE. The provisions of Paragraph 4 will apply.

(f)    DISTRIBUTION AND INTEREST AMOUNT.

       (i) INTEREST RATE. The "INTEREST RATE" in relation to each Eligible Currency specified below will be:

              Eligible Currency    Interest Rate

              USD For the relevant determination date, the effective federal funds rate in U.S. Dollars published on Telerate Page 118 or any successor page for the relevant day at the close of business in New York on such day.

              EUR For the relevant determination date, "EONIA", which means the overnight rate as calculated by the European Central Bank for such day, as set forth on Telerate Page 247 or any successor page.

              GBP                  For the relevant determination date,
                                   "SONIA", which means the reference rate
                                   equal to the overnight rate as calculated by the Wholesale Markets Brokers' Association which appears on Telerate Page 3937 or any successor page under the heading "Sterling
                                   Overnight Index" as of 9.00 a.m., London time, on the first London Banking Day following that day.


       (ii) TRANSFER OF INTEREST AMOUNT. The transfer of the Interest Amount will be made on the first Local Business Day following the end of each calendar month, provided that: (1) Party B has earned and received such amount of interest, and (2) a Delivery Amount would not arise as a result of, or if already existing, would not be increased by, such transfer on such date or on any other Local Business Day on which Equivalent Credit Support is to be transferred to the Transferor pursuant to Paragraph 2(b).

       (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 5(c)(ii) will apply. For the purposes of calculating the Interest Amount the amount of interest calculated for each day of the Interest Period shall, with respect to any Eligible Currency, be compounded daily.

       (iv) INTEREST AMOUNT. The definition of "INTEREST AMOUNT" in Paragraph 10 shall be deleted and replaced with the following:

              "INTEREST AMOUNT" means, with respect to an Interest Period and each portion of the Credit Support Balance comprised of cash in an Eligible Currency, the sum of the amounts of interest determined for each day in that Interest Period by the Valuation Agent as follows:

              (x) the amount of such currency comprised in the Credit Support Balance at the close of business for general dealings in the relevant currency on such day (or, if such day is not a Local Business Day, on the immediately preceding Local Business Day); multiplied by

              (y)    the relevant Interest Rate; divided by

              (z)    360 (or in the case of Pounds Sterling, 365)."

       (v) "DISTRIBUTIONS" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would have received from time to time.

       (vi) "DISTRIBUTION DATE" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which a holder of such Eligible Credit Support would have received Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

(g)    ADDRESSES FOR TRANSFERS.

       Party A: To be advised.

       Party B: To be advised.

(l)    OTHER PROVISIONS.

       (i)    TRANSFER TIMING

              (A) The final paragraph of Paragraph 3(a) shall be deleted and replaced with the following:

                     "Subject to Paragraph 4, and unless otherwise specified, any transfer of Eligible Credit Support or Equivalent Credit Support (whether by the Transferor pursuant to Paragraph 2(a) or by the Transferee pursuant to Paragraph 2(b)) shall be made not later than the close of business on the Settlement Day."

              (B) The definition of Settlement Day shall be deleted and replaced with the following:

                     "SETTLEMENT DAY" means: in respect of a transfer of securities the first Local Business Day after the Demand Date on which settlement of a trade in the relevant securities, if effected on the Demand Date, would have occurred in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market on which such securities are principally traded (or, in either case, if there is not such customary practice, on the first Local Business Day after the Demand Date on which it is reasonably practicable to deliver such securities); and in respect of any other transfer the next Local Business Day after the Demand Date.

              (C)    For the purposes of this Paragraph 11(h)(i):

                     "DEMAND DATE" means, with respect to a transfer by a party:

                     (i) in the case of a transfer pursuant to Paragraph 2, Paragraph 3 or Paragraph 4(a)(2), the relevant Valuation Date (assuming that, in the case of any transfer to be made by the Transferee, the Transferee has received a demand on such date from the Transferor). For the purposes of Paragraph 2 and Paragraph 4(a)(2), the Transferor will be deemed to receive notice of the demand by the Transferee to make a transfer of Eligible Credit Support;

                     (ii) in the case of a transfer pursuant to Paragraph 3(c)(ii)(A), the date on which the Transferee has given its consent to the proposed exchange; and

                     (iii) in the case of a transfer pursuant to Paragraph 5(c)(i), the Distributions Date.

                     On each Demand Date the Transferor shall deliver to the Transferee and the Note Trustee a statement showing the amount of Eligible Credit Support to be delivered.

       (ii)   EARLY TERMINATION

              The heading of Paragraph 6 shall be deleted and replaced with "Early Termination", the words "or a Termination Event where all Transactions are Affected Transactions" shall be added after the word "party" in the second line of Paragraph 6, and the words "or an Affected Party" shall be added after the words "Defaulting Party" in the fourth line of Paragraph 6.

       (iii)  COSTS OF TRANSFER ON EXCHANGE

              Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer that it is required to make under this Annex) in connection with performing both its and the Transferee's obligations under this Annex, including but not limited to those involved in the transfer of Eligible Credit Support or Equivalent Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

       (iv)   SINGLE TRANSFEROR AND SINGLE TRANSFEREE

              Party A and Party B agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Transferee" as used in this Annex means only Party B, and (b) the term "Transferor" as used in this Annex means only Party A.

       (v) "RATINGS CRITERIA" means, for the purposes of determining the amount of Eligible Credit Support that Party A is required to transfer hereunder following a credit ratings downgrade where Party A has opted to or is required to transfer Eligible Credit Support in support of its obligations under the Agreement, the criteria used by S&P (as set out in S&P's Structured

              Finance reports entitled "Standard & Poor's Global Interest Rate and Currency Swap Counterparty Rating Criteria Expanded" dated 17 December 2003 and "Global Interest Rate and Currency Swaps:
              Calculating the Collateral Required Amount" dated 26 February
              2004) ("S&P CRITERIA"), the criteria used by Moody's as at the date of the Agreement ("MOODY'S CRITERIA") and/or the criteria used by Fitch (as set out in Fitch's Structured Finance Report entitled "Counterparty Risk in Structured Finance Transactions:
              Swap Criteria" dated 13 September 2004) ("FITCH CRITERIA"), in respect of each of which the definition of "Credit Support Amount" is set out below.

              MOODY'S CRITERIA

              "CREDIT SUPPORT AMOUNT" shall be calculated in accordance with the meaning specified in Paragraph 10, provided however, that the words "plus the Moody's Collateral Amount" shall be added after the words "Transferee's Exposure" in the second line thereof.

              For such purposes "MOODY'S COLLATERAL AMOUNT" shall mean with respect to a Valuation Date, an amount calculated in accordance with Appendix B attach hereto.

              S&P CRITERIA

              "CREDIT SUPPORT AMOUNT" shall mean an amount calculated in accordance with the following:

              The definition of "Exposure" in Paragraph 10 with respect to Party B shall be amended to mean the following:

              the sum of (A) the greater of zero and the aggregate of the Unadjusted Exposures calculated with respect to each Transaction plus (B) the aggregate Volatility Buffer Amount calculated with respect to all such Transactions;

              where, for purposes of the foregoing:

              (A) "UNADJUSTED EXPOSURE" means the Exposure of Party B as of any date of determination calculated in accordance with the definition of "Exposure" prior to amendment in accordance with the provisions of this Paragraph 11(h)(v);

              (B) "VOLATILITY BUFFER" means, with respect to any Transaction at any time, the applicable percentage as specified in the applicable table (taking into account the rating of the most senior class of Notes, the rating of the short term senior unsecured debt obligations of Party A and the remaining period to the Termination Date of each Transaction at the time such Volatility Buffer falls to be determined) set out in the publication by S&P dated 17 December 2003 entitled "Global Interest Rate and Currency Swaps:
              Counterparty Rating Criteria expanded" and the publication by S&P dated 26 February 2004 entitled "Global Interest Rate and Currency
              Swaps: Calculating the Collateral Required Amount"5:

              (C) "VOLATILITY BUFFER AMOUNT" means, with respect to any Transaction at any time, the applicable Volatility Buffer multiplied by the Notional Amount, in each case with respect to such Transaction at such time.

              (D) "SPECIFIED DEBT OBLIGATIONS" means unsecured and unsubordinated debt obligations.

              FITCH CRITERIA

              "CREDIT SUPPORT AMOUNT" shall mean at any time for the purposes of the Fitch Criteria with respect to a Transferor on a Valuation Date the result of the following formula:

                     max [MV plus VC x 105 per cent multiplied by N; 0]

              where:

              "MAX" means maximum;

              "MV" means the Transferee's Exposure;

              "VC" means the applicable volatility cushion at that time determined by reference to the table headed "Volatility Cushion (%)" appearing at the end of Appendix 2 to the Fitch Ratings Criteria (and for such purpose calculating the relevant Weighted Average Life assuming a zero prepayment rate and zero default rate in relation to the mortgages beneficially owned by Party B); and

              "N" means the Transaction Notional Amount at that time.

       (vi)   CALCULATIONS

              Paragraph 3(b) of this Annex shall be amended by inserting the words "and shall provide each party (or the other party, if the Valuation Agent is a party) with a description in reasonable detail of how such calculations were made, upon reasonable request" after the word "calculations" in the third line thereof.

       (vii)  DEMANDS AND NOTICES

              All demands, specifications and notices under this Annex will be made pursuant to Section 12 of this Agreement.

       (xxiv) EXPOSURE

              For the purpose of calculating Exposure pursuant to the meaning set out in Paragraph 10 of the Annex, the Valuation Agent shall, unless otherwise agreed in writing by the Rating Agencies, seek two quotations from Reference Market-makers, provided that if two Reference Market-makers are not available to provide a quotation, then fewer than two Reference Market-makers may be used for such purpose, and if no Reference Market-maker is available, then the Valuation Agent's estimate at mid-market will be used. Where more than one quotation is obtained, the quotation representing the greatest amount of the Transferee's Exposure shall be used by the Valuation Agent.

       (xxv)  PARAGRAPH 6

              For the purposes of determining the Credit Support Balance pursuant to Paragraph 6, the definition of Value in Paragraph 10 shall be amended by deleting the words "multiplied by the applicable Valuation Percentage, if any" from sub-paragraphs
              (i)(A) and (i)(B).

       (xxvi) DISTRIBUTIONS

              "Distributions" has the meaning specified in Paragraph 10, except that the words "to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time" shall be deleted and replaced by the words "received by the Transferee in respect of such Eligible Credit Support".

              "Distribution Date" has the meaning specified in Paragraph 10, except that the words "a holder of such Eligible Credit Support is entitled to receive Distributions" shall be deleted and replaced by the words "Distributions are received by the Transferee".

       (xxvii) DEFINITIONS

              As used in this Annex, the following terms shall mean:

              "FITCH" means Fitch Ratings Ltd and includes any successors thereto;

              "MOODY'S" means Moody's Investors Service Limited and includes any successors thereto;

              "RATING AGENCIES" means Moody's, S&P and Fitch;

              "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. and includes any successors thereto;

              "TRANSACTION" means the Series 2 Class A2 cross-currency swap transaction entered into between the parties on 21 February, 2007 under the Agreement.

              "TRANSACTION NOTIONAL AMOUNT" means, in respect of a Valuation Date, the Currency Amount applicable to Party A in respect of the Transaction as at such Valuation Date.

IN WITNESS WHEREOF the parties have signed this Annex as of the date first above written.


CREDIT SUISSE, LONDON BRANCH                PERMANENT MASTER ISSUER PLC

BY:.........................                BY:........................


TITLE:......................                TITLE:.....................


DATE:.......................                DATE:......................






THE BANK OF NEW YORK


BY:.................


TITLE:..............

DATE:...............




                                                                  EXECUTION COPY

                                   APPENDIX A

                               FITCH ADVANCE RATES

                                                           NEGOTIABLE DEBT
                    NEGOTIABLE DEBT OBLIGATIONS  OBLIGATIONS ISSUED BY THE
                       ISSUED BY THE GOVERNMENT   GOVERNMENT OF THE UNITED
                      OF THE UNITED KINGDOM (%)      STATES OF AMERICA (%)
REMAINING MATURITY
(YEARS)
0-1                                          98                       98.5
1-3                                          96                       96.5
3-5                                        94.5                       94.5
5-7                                          93                         93
7-10                                         92                         92
10-15                                        89                         90


                                   APPENDIX B

                                    TABLE 1A

                           MOODY'S COLLATERAL AMOUNT
                      FOLLOWING DOWNGRADE BY MOODY'S BELOW
                     MOODY'S FIRST TRIGGER REQUIRED RATINGS

With respect to a Valuation Date, "MOODY'S COLLATERAL AMOUNT" shall be determined as set out below (unless Party A is required to post collateral pursuant to Part 1(j)(d)(II) of the Schedule to the Agreement, in which case the provisions for determining the Moody's Collateral Amount in such circumstances are set out in Table 2A below):

(1) In the event Party A has not elected and is not required to post collateral pursuant to Part 1(j)(d)(I) of the Schedule, then the "Moody's Collateral Amount" shall be zero.

(2)    In the event Party A elects or is required to post collateral pursuant to
       Part 1(j)(d)(I) of the Schedule, then the "MOODY'S COLLATERAL AMOUNT" means, with respect to a Valuation Date and any Transaction which is an Interest Rate Swap Transaction which remains extant as at such Valuation Date, an amount equal to either:

       (A) the greater of (1) zero, and (2) the sum of (a) the MTM of all Transactions which are Interest Rate Swap Transactions which remain extant as at such Valuation Date (as determined by Party A in good faith on such Valuation Date) and (b) the lesser of (I) the sum of (x) 1.00% multiplied by the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date and (y) 10 multiplied by DV01 the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date, and (II) 2.5% multiplied by the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date; or

       (B) the greater of (1) zero, and (2) the sum of (a) the MTM of all Transactions which remain extant as at such Valuation Date (as determined by Party A in good faith on such Valuation Date) and (b) the product of
       (x) the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date and (y) the percentage specified in Table 1B below.

Party A shall, in its sole discretion, have the option to determine the Moody's Collateral Amount based upon either (A) or (B) above.

"DV01" means an estimate (as determined by Party A) of the change in the Secured Party's Exposure resulting from a one basis point change in the swap curve, as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant customary methodology used by the Valuation Agent.

                                    TABLE 1B

WEIGHTED AVERAGE
LIFE OF HEDGE
IN YEARS
1 or less                                                                  1.10%
More than 1 but not more than 2                                            1.20%
More than 2 but not more than 3                                            1.30%
More than 3 but not more than 4                                            1.40%
More than 4 but not more than 5                                            1.50%
More than 5 but not more than 6                                            1.60%
More than 6 but not more than 7                                            1.60%
More than 7 but not more than 8                                            1.70%
More than 8 but not more than 9                                            1.80%
More than 9 but not more than 10                                           1.90%
More than 10 but not more than 11                                          1.90%
More than 11 but not more than 12                                          2.00%
More than 12 but not more than 13                                          2.10%
More than 13 but not more than 14                                          2.10%
More than 14 but not more than 15                                          2.20%
More than 15 but not more than 16                                          2.30%
More than 16 but not more than 17                                          2.30%
More than 17 but not more than 18                                          2.40%
More than 18 but not more than 19                                          2.40%
More than 19 but not more than 20                                          2.50%
More than 20 but not more than 21                                          2.50%
More than 21 but not more than 22                                          2.50%
More than 22 but not more than 23                                          2.50%
More than 23 but not more than 24                                          2.50%
More than 24 but not more than 25                                          2.50%
More than 25 but not more than 26                                          2.50%
More than 26 but not more than 27                                          2.50%
More than 27 but not more than 28                                          2.50%
More than 28 but not more than 29                                          2.50%
More than 29 but not more than 30                                          2.50%


                                    TABLE 2B

                           MOODY'S COLLATERAL AMOUNT
                      FOLLOWING DOWNGRADE BY MOODY'S BELOW
                     MOODY'S SECOND TRIGGER REQUIRED RATINGS

In the event Party A is required to post collateral pursuant to Part 5(f)(ii) of the Schedule to the Agreement, then the "MOODY'S COLLATERAL AMOUNT" means, with respect to a Valuation Date and any Transactions which are Interest Rate Swap Transactions which remain extant as at such Valuation Date, an amount equal to either:

(A) the greater of (1) zero, (2) the amount payable by Party A in respect of the next Floating Rate Payer Payment Date and (3) the sum of:

       (x) the MTM of all Transactions which are Interest Rate Swap Transactions which remain extant as at such Valuation Date (as determined by Party A in good faith on such Valuation Date); and

       (y) the lesser of (I) the sum of (a) 6% multiplied by the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date and (b) 30 multiplied by DV01, and (II) 11% multiplied by the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date; or

(B) the greater of (1) zero, (2) the amount payable by Party A in respect of the next Floating Rate Payer Payment Date and (3) the sum of (a) the MTM of all Transactions which remain extant as at such Valuation Date (as determined by Party A in good faith on such Valuation Date) and (b) the product of (x) the current aggregate notional balance of all Transactions which remain extant as at such Valuation Date and (y) the percentage specified in Table 2B below.

Party A shall, in its sole discretion, have the option to determine the Moody's Collateral Amount based upon either (A) or (B) above.

"DVO1" means an estimate (as determined by Party A) of the change in the Secured Party's Exposure resulting from a one basis point change in the swap curve, as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant customary methodology used by the Valuation Agent.

                                    TABLE 2B

WEIGHTED AVERAGE
LIFE OF HEDGE
IN YEARS
1 or less                                                                  6.10%
More than 1 but not more than 2                                            6.30%
More than 2 but not more than 3                                            6.40%
More than 3 but not more than 4                                            6.60%
More than 4 but not more than 5                                            6.70%
More than 5 but not more than 6                                            6.80%
More than 6 but not more than 7                                            7.00%
More than 7 but not more than 8                                            7.10%
More than 8 but not more than 9                                            7.20%
More than 9 but not more than 10                                           7.30%
More than 10 but not more than 11                                          7.40%
More than 11 but not more than 12                                          7.50%
More than 12 but not more than 13                                          7.60%
More than 13 but not more than 14                                          7.70%
More than 14 but not more than 15                                          7.80%
More than 15 but not more than 16                                          7.90%
More than 16 but not more than 17                                          8.00%
More than 17 but not more than 18                                          8.10%
More than 18 but not more than 19                                          8.20%
More than 19 but not more than 20                                          8.20%
More than 20 but not more than 21                                          8.30%
More than 21 but not more than 22                                          8.40%
More than 22 but not more than 23                                          8.50%
More than 23 but not more than 24                                          8.60%
More than 24 but not more than 25                                          8.60%
More than 25 but not more than 26                                          8.70%
More than 26 but not more than 27                                          8.80%
More than 27 but not more than 28                                          8.80%
More than 28 but not more than 29                                          8.90%
More than 29 but not more than 30                                          9.00%
